As filed with the Securities and Exchange Commission on February 27, 2015

Registration File No. 333-[—]

Registration File No. 811-23034

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒   REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒  REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☐  Amendment No.

CNL ENERGY TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

450 S. Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

(866) 745-3797

(Registrant’s telephone number, including area code)

Tracy G. Schmidt

Chief Executive Officer

Tammy J. Tipton

Chief Financial Officer

Kirk A. Montgomery

General Counsel, Chief Compliance Officer and Secretary

CNL Energy Total Return Fund

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

Telephone: (866) 745-3797

(Name and address of agent for service)

COPY TO:

Kenneth E. Young, Esq.

Allison M. Fumai, Esq.

Dechert LLP

Cira Center

2929 Arch Street

Philadelphia, PA 19104

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $[—] par value per share	125,000,000	$10.44	$1,305,000,000	$151,641.00

(1)	Estimated solely for the purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated February 27, 2015

Maximum Offering of 125,000,000 Common Shares

CNL Energy Total Return Fund

The Company. CNL Energy Total Return Fund (the “Company”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment objective. The Company’s investment objective is to seek current income and long-term capital appreciation. There can be no assurance that the Company will achieve its investment objective.

Principal Investment Strategies. The Company seeks to achieve its investment objective by investing in a portfolio of securities and loans of energy companies. Under normal market conditions, the Company will invest at least 80% of its Managed Assets (as defined below) in securities and loans of energy companies (the “80% Policy”). The Company expects to make primary and secondary investments in the securities and loans of principally small- to mid-sized energy companies. Energy companies means entities predominantly engaged in (i) the production, exploration, development, extraction, processing, transportation, refining, storage, distribution, marketing and/or trading of oil, gas, coal, biofuels or other natural resources used to produce energy, or ethanol, (ii) the generation, transmission, distribution, marketing and/or trading of all forms of electrical power, (iii) the manufacturing, marketing and/or trading of equipment or other supplies predominantly used by entities engaged in businesses described in clause (i), (ii) or (iv) below, and (iv) the provision of services to entities engaged in businesses described in (i), (ii) and (iii); as well as other businesses or assets determined by the Investment Advisers to be related or complementary to any of the foregoing, including without limitation in respect of feedstocks, supplies or other materials usable by any of the foregoing. The Company’s portfolio is comprised primarily of debt securities, loans, preferred equity securities, common equity securities and convertible securities of both privately-held and public energy companies. The Company’s investments will be sourced on a global basis.

The Company’s private equity investments are expected to be primarily focused on the (i) exploration and production, (ii) midstream, (iii) energy services and (iv) power and coal sectors. These investments may include buyouts of non-core assets or operating subsidiaries of large corporations, buildup and consolidation plays, growth capital investments and strategic industry partnerships.

The Company’s investments in debt securities include first lien senior secured debt, second lien senior secured debt, senior unsecured and senior subordinated debt, mezzanine debt, other subordinated or unsecured debt, capital leases and other debt obligations. A portion of the Company’s assets may be invested in bank loans and participations in bank loans. The securities and loans in which the Company invests may be rated investment grade or below investment grade by a nationally recognized statistical rating organization (“NRSRO”), or unrated. The Company’s investments in below investment grade loans, below investment grade debt securities and debt securities of financially troubled companies are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These investments are commonly referred to as “high-yield” or “junk” investments. The Company may also invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities).

The Company intends to pursue its investment objective through a multi-faceted, total return strategy that seeks to take advantage of the need for capital by energy companies and the overarching regulatory and liquidity driven trends that the Company believes have limited the ability of banks and the capital markets to service small- and mid-sized energy companies. The Company’s investment strategies provide it with the ability to capitalize on near-term market opportunities as well as the ability to tactically invest across the capital structure of energy companies throughout commodity cycles. The Company will seek to build a portfolio of investments through a combination of the following strategies:

1.	Market-based opportunities: Make select investments in the secondary market.

2.	Directly originated opportunities: Directly originate new loans to either existing or first time issuers.

3.	Capital relief: Provide capital relief to banks by acquiring or participating in loans that can no longer be held on bank balance sheets.

4.	Private equity opportunities: Make privately negotiated equity investments in companies.

For hedging or leveraging purposes, the Company may engage in short selling and may invest in various types of derivatives, including [structured products, swaps, forward contracts, futures contracts and options]. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities or loans included within the 80% Policy. For a further discussion of the Company’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.”

“Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Unlisted Closed-End Company. An investment in the Company is subject to the following risks:

•	Because the Company is newly organized, its common shares of beneficial interest (“Shares”) have no pricing or performance history.

•	An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future.

•	A holder of Shares (“Shareholder”) may not have access to the money he or she invests for an indefinite period of time.

•	A Shareholder should not expect to be able to sell his or her Shares regardless of how the Company performs.

•	If a Shareholder is unable to sell his or her Shares, the Shareholder will be unable to reduce his or her exposure on any market downturn.

•	The Company does not intend to list its Shares on any securities exchange during or for what may be a significant time after the offering period, and it does not expect a secondary market in the Shares to develop, which makes them inherently illiquid.

•	Although the Company intends to implement a share repurchase program, only a limited number of Shares will be eligible for repurchase and it may be discontinued at any time.

•	Distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available for investment. Any capital returned to a Shareholder through distributions will be distributed after payment of fees and expenses of the Company.

•	Distributions may also be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees and/or (ii) the deferral of certain investment advisory fees and/or (iii) the waiver or deferral of the reimbursement of the Investment Advisers of certain operating expenses, that will be subject to repayment to the Company’s affiliates. Significant portions of these distributions may not be based on investment performance and such waivers and reimbursements by the Company’s affiliates may not continue in the future. If the affiliates do not agree to reimburse certain of the Company’s operating expenses or waive certain of its advisory fees, then significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to affiliates will reduce the distributions to which future Shareholders would otherwise be entitled.

•	If and to the extent that a public trading market ever develops, shares of closed-end funds, such as the Company, may have a tendency to trade frequently at a discount from their net asset value per Share (“NAV”) and initial offering prices.

Investing in Shares involves a high degree of risk. Investors could lose some or all of their investment. See “Types of Investments and Related Risks” beginning on page [—] of this prospectus.

You should rely only on the information contained in this prospectus. Neither the Company nor the Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The Company is not making any offer of Shares in any state or other jurisdiction where the offer is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Company will amend or supplement this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

	Per Share	Total
Public Offering Price(1)	$10.44	$1,305,000,000
Sales Load(2)	$0.44	$55,000,000
Proceeds to the Company (Before Expenses)(3)	$10.00	$1,250,000,000

(notes on following page)

The date of this prospectus is [            ], 2015.

(notes from previous page)

(1)	Assumes all Shares are sold at the initial offering price of $10.44 per Share, which is subject to adjustment based upon, among other things, the Company’s NAV.
(2)	The maximum “sales load” includes up to 2.0% of the price per share for upfront sales commissions and up to 2.25% of the price per share for dealer manager fees, neither of which are expected to be paid by Shareholders pursuant to the distribution reinvestment plan. The “dealer manager fee” refers to the portion of the sales load available to the Dealer Manager (as defined below) and participating broker-dealers for assistance in selling and marketing the Shares. See “Plan of Distribution—Compensation of Dealer Manager and Participating Broker-Dealers.”
(3)	In addition, the Company estimates that it will incur in connection with this offering approximately $[—] of organization and offering expenses (exclusive of sales load) if the minimum number of Shares is sold, and approximately $[—] of organization and offering expenses (exclusive of sales load) if the maximum number of Shares is sold at $[—] per Share. CNL Energy Fund Advisors, LLC has agreed to limit the amount of organization and offering expenses (exclusive of sales load) incurred by the Company to [—]% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees.

Because Shareholders will pay a sales load of up to 4.25% and offering expenses of up to [—]% of gross sales proceeds, if a Shareholder invests $100 in Shares and pays the full sales load, $[—] of the Shareholder’s investment will actually be available to the Company for investment purposes. As a result, based on the initial public offering price of $[—] per Share, a Shareholder would have to experience a total return on their investment of [—]% in order to recover the initial investment, including the sales load and expected offering expenses. See “Plan of Distribution.”

(continued from cover page)

Investment Advisers. The investment advisers to the Company are CNL Energy Fund Advisors, LLC (“CNL”) and [—] (the “Sub-Adviser” and together with CNL, the “Investment Advisers”). CNL is a wholly owned subsidiary of CNL Financial Group, LLC (“CNL Financial Group), a leading private investment management firm providing global real estate and alternative investment opportunities. CNL and the Sub-Adviser are registered as investment advisers with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As the Company’s investment adviser, CNL is responsible for the overall management of the Company’s activities. As the Company’s investment sub-adviser, the Sub-Adviser is responsible for the day-to-day management of the Company’s investment portfolio.

Securities Offered. The Company is offering on a best efforts, continuous basis up to 125,000,000 Shares at an initial offering price of $10.44. This is the Company’s initial offering and there has been no market for, or historical valuation of, the Shares. CNL Securities Corp. (“CSC” or “Dealer Manager”) acts as the sole dealer manager of the Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.” The minimum initial investment is $5,000 (or $4,000 for qualified plans). There is no minimum aggregate amount of Shares required to be purchased in the offering. In addition, the Company expects to conduct a private placement of Shares to certain members of the board of trustees of the Company (the “Board”) and individuals and entities affiliated with the Company, CNL and the Sub-Adviser. The Sub-Adviser has committed $10,000,000 to the Company through a purchase of Shares in a private placement.

If the Company’s NAV increases above the net proceeds per Share as stated in this prospectus, the Company will sell its Shares at a higher price as necessary to ensure that Shares are not sold at a net price, after deduction of selling commissions and dealer manager fees, that is below the Company’s NAV. Also, if the Company’s NAV declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, the Company may suspend selling Shares until the NAV is greater than 97.5% of the public offering price, net of sales load. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of Shares, which may result in subscribers receiving fractional Shares rather than full Share amounts. The Company intends to file post-effective amendments to its registration statement that will allow it to continue this offering for a period of eighteen months; provided that the Company may, at its discretion, continue to file post-effective amendments to its registration statement to allow it to continue this offering for up to thirty months.

This prospectus provides the information that a prospective investor should know about the Company before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Company, including a statement of additional information about the Company, dated [—], 2015 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. This prospectus, the Statement of Additional Information and, when available, the Company’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Company, at [—], by calling the Company collect at [—] or by accessing the Company’s website at www.[—].com. The information contained in, or accessed through, the Company’s website is not part of this prospectus. The table of contents of the Statement of Additional Information appears on page [—] of this prospectus. In addition, the contact information provided above may be used to request additional information about the Company and to make Shareholder inquiries. This prospectus and the Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Company is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

The Shares do not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

OFFERING HIGHLIGHTS

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that a prospective investor may want to consider. To understand this offering fully, a prospective investor should read carefully the entire prospectus, including the section entitled “Types of Investments and Related Risks,” and the Statement of Additional Information before making a decision to invest in the Shares.

THE COMPANY	CNL Energy Total Return Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

INVESTMENT ADVISERS	The Company’s investment advisers are CNL, which is responsible for the overall management of the Company’s activities, and the Sub-Adviser, which is responsible for the day-to-day management of the Company’s investment portfolio. CNL provides its investment advisory services under an investment advisory agreement with the Company (the “Investment Advisory Agreement”) and its administrative services under an administrative services agreement with the Company (the “Administrative Services Agreement”). The Sub-Adviser provides its services under a sub-advisory agreement with CNL and the Company (the “Sub-Advisory Agreement”). See “Advisory Agreements and Fees.”

The Company’s investment process is a collaborative effort between CNL and the Sub-Adviser and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, CNL and the Sub-Adviser will hold regular meetings to plan and discuss the Company’s investment strategies, potential investment opportunities, current market developments and investment goals. The Company believes their joint involvement in the Company’s business will provide the Company with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a wholly owned subsidiary of CNL Financial Group a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $[29] billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure, recreation, financial services and insurance industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which the Company will have access to and from which the Company may benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group, was founded by and is currently indirectly owned and controlled by James M. Seneff, Jr.

About the Sub-Adviser

[To be provided by subsequent amendment.]

INVESTMENT OBJECTIVE	The Company’s investment objective is to seek current income and long-term capital appreciation. There can be no assurance that the Company will achieve its investment objective.

INVESTMENT OPPORTUNITIES AND STRATEGIES	The Company seeks to achieve its investment objective by investing in a portfolio of securities and loans of energy companies. Under normal market conditions, the Company will invest at least 80% of its Managed Assets in securities and loans of energy companies (the “80% Policy”). “Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Company expects to make primary and secondary investments in the securities and loans of principally small- to mid-sized energy companies. Energy companies means entities predominantly engaged in (i) the production, exploration, development, extraction, processing, transportation, refining, storage, distribution, marketing and/or trading of oil, gas, coal, biofuels or other natural resources used to produce energy, or ethanol, (ii) the generation, transmission, distribution, marketing and/or trading of all forms of electrical power, (iii) the manufacturing, marketing and/or trading of equipment or other supplies predominantly used by entities engaged in businesses described in clause (i), (ii) or (iv) below, and (iv) the provision of services to entities engaged in businesses described in (i), (ii) and (iii); as well as other businesses or assets determined by the Investment Advisers to be related or complementary to any of the foregoing, including without limitation in respect of feedstocks, supplies or other materials usable by any of the foregoing. The Company’s portfolio is comprised primarily of debt securities, loans, preferred equity securities, common equity securities and convertible securities of both privately-held and public energy companies. The Company’s investments will be sourced on a global basis.

The Company’s private equity investments are expected to be primarily focused on the (i) exploration and production, (ii) midstream, (iii) energy services and (iv) power and coal sectors. These investments may include buyouts of non-core assets or operating subsidiaries of large corporations, buildup and consolidation plays, growth capital investments and strategic industry partnerships.

The Company’s investments in debt securities include first lien senior secured debt, second lien senior secured debt, senior unsecured and senior subordinated debt, mezzanine debt, other subordinated or unsecured debt, capital leases and other debt obligations. A portion of the Company’s assets may be invested in bank loans and participations in bank loans. The securities and loans in which the Company invests may be rated investment grade or below investment grade by an NRSRO, or unrated. Below investment securities are debt securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or below BBB- by Fitch Ratings Inc. (“Fitch”). The Company’s investments in below investment grade loans, below investment grade debt securities and debt securities of financially troubled companies are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These investments are commonly referred to as “high-yield” or “junk” investments. The Company may also invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities).

For hedging or leverage purposes, the Company may engage in short selling and may invest in various types of derivatives, including [structured products, swaps, forward contracts, futures contracts and options]. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities included within the 80% Policy.

The Company may also invest up to 20% of its Managed Assets in securities, loans and other instruments issued by companies that are not considered by the Company to be energy companies. The Company’s investment objective and investment strategies are not fundamental, unless otherwise noted in the Company’s SAI, and can be changed without the vote of the Company’s Shareholders by the Board with at least 60 days’ written notice provided to Shareholders.

Compelling Market Opportunity

The Company seeks to primarily take advantage of the increasingly constrained access to capital experienced by many small- to mid-sized energy companies. The Investment Advisers believe that a confluence of industry, regulatory and market trends have created a compelling opportunity to invest in energy investments. The Investment Advisers believe that the ongoing “shale” revolution in North America has both unlocked unconventional drilling as an economic method of resource extraction, and has facilitated the re-drilling of conventional wells due to a continual improvement in extraction technology and associated well economics. This means that despite changes in commodity prices, energy production has continued to increase as resource extraction costs have also declined. The energy industry is a highly capital intensive industry and the Investment Advisers believe that third party capital will continue to be required, in significant scale, to support resource and infrastructure development and associated upstream and midstream investment. Despite this demand for capital, the impact of regulatory and capital markets trends have reduced debt capacity supply, and created a growing “wedge” of borrowers and issuers increasingly unable to access either traditional bank lenders or the energy capital markets which would ordinarily finance these capital requirements.

Since the global financial crisis, commercial lenders have faced both increased scrutiny from regulators and pressure from shareholders that have together resulted in tighter lending standards and reduced levels of capital deployed to the non-investment grade segment of the market. Banks have been seeking to reduce their risk weighted assets, limiting the amount of “non-conforming” loans they make, and lending to higher rated companies on tighter terms and at shorter tenors. The Investment Advisers believe that this regulatory pressure has negatively impacted the banks’ ability to meet the growing demand for capital by the energy industry, especially for small- and mid-sized borrowers, and limits their ability to loosen standards in times of stress.

Both prior to and following the global financial crisis, borrowers would typically supplement any capital shortfall from bank lending through the high-yield capital markets and the leveraged loan market. Those markets have increased meaningfully in size in the last few years, growing from an estimated $1.3 trillion in 2008 to $2.5 trillion in 2014. Investors now continually value liquidity at a premium, placing greater emphasis on larger tranche sizes. As such, the size of the average energy bond issuance in 2005 was approximately $260 million, compared to approximately $530 million in 2014, and the ability of small-to-mid sized energy companies to access the capital markets has been greatly curtailed.

Despite the demand for capital, the impact of regulatory and capital markets trends have reduced debt capacity supply, and created a growing “wedge” of borrowers and issuers increasingly unable to access either traditional bank lenders or the energy capital markets which would ordinarily finance these capital requirements. The Investment Advisers believe that this “wedge” creates a compelling investment opportunity for the Company to serve as an alternative capital provider to the energy industry. In addition, changes in commodity prices have impacted both secondary trading levels and primary issuance in the capital markets. These changes and any such future changes may create opportunities for the Company to provide capital solutions to larger more established companies as well as to take advantage of dislocated trading levels of fundamentally sound companies.

Investment Strategies

The Company intends to pursue its investment objective through a multi-faceted, total return strategy that seeks to take advantage of the need for capital by energy companies and the overarching regulatory and liquidity driven trends that the Company believes have limited the ability of banks and the capital markets to service small- and mid-sized energy companies. The Company’s investment strategies provide it with the ability to capitalize on near-term market opportunities as well as the ability to tactically invest across the capital structure of energy companies throughout commodity cycles. The Company will seek to build a portfolio of investments through a combination of the following strategies:

Market-based opportunities: The Company seeks to take advantage of any commodity price dislocation to invest in individual securities and loans of fundamentally sound companies trading at depressed levels. The Investment Advisers will actively screen the secondary market of energy investments to determine which potential opportunities have been oversold due to technical issues rather than fundamental credit concerns. The Investment Advisers will closely evaluate securities and loans where the issuer has relatively low leverage, strong asset coverage and strong liquidity to withstand medium term commodity price pressure. Determining asset coverage from public information, the Company expects to benefit from the ability of the Sub-Adviser’s investment committee (“Investment Committee”) to consult with senior sector specialists in the broader Sub-Adviser platform, portfolio company management teams operating assets in key energy sub-sectors and geological basins and the Sub-Adviser’s advisory board. The Investment Advisers will make determinations of true “value” based on a fundamental analysis of the performance of a company, the local drivers of the sub-sectors and geological basins the company operates in, and the operational challenges of operating assets in particular sectors or regions.

The Investment Advisers intend to evaluate conventional metrics including undrawn credit facilities and cash, but will also scrutinize potential future reductions in a company’s borrowing base, the ability of the company to change its capital spending plans and cost structure to conserve cash, and the ability of the company to liquidate non-core assets as the need may arise. In general, the Company seeks to make investments in companies with sufficient liquidity to maintain existing production and cover debt service and other fixed charges for a minimum of two years, although this will be evaluated and may vary investment by investment.

Other factors impacting the relative attractiveness of market-based opportunities include a company’s (i) commodity mix (crude oil vs. natural gas vs. natural gas liquids); (ii) percentage of reserves “proved developed” vs. “proved undeveloped”; (iii) reserve life and intrinsic decline rates; (iv) percentage of assets operated and percentage “held-by-production”; (v) historical operating and reserve replacement costs; (vi) management track record; and (vii) strength of collateral and covenant packages.

Direct opportunities: As a result of the ongoing demand for capital by energy companies, and the growing “wedge” between that demand and the supply available from traditional financing sources, the Company seeks to invest primarily in small- and mid-sized energy companies as a financing alternative to these traditional lenders. The Investment Advisers believe that their approach in evaluating the credit capacity and fundamental characteristics of energy companies and their ability to originate and structure deals in accordance with a borrower’s business plan will prove to be an advantage relative to traditional lending solutions.

Directly originated investments will generally be evaluated using a similar criteria to market-based opportunities, with a strong focus on asset coverage and liquidity. In the case of direct lending, however, the Investment Advisers will in many cases also be able to conduct primary due diligence on the issuer, and will often be able to utilize third-party reserve engineers and other consultants. Primary due diligence will give the Investment Advisers the ability to price capital dynamically depending on the issuer’s asset coverage. The Investment Advisers believe that their ability to evaluate undeveloped and unproven reserve values will give it an advantage in determining the appropriate amount of capital to deploy in a directly originated investment. Direct investments are also expected to give the Company the ability to structure loans and direct the use of proceeds. In certain situations, the Company may have the ability to introduce certain covenants into a company’s capital structure may protect the directly originated investment and create an opportunity to re-evaluate a market-based opportunity in the same name.

The Sub-Adviser believes that its Investment Committee’s experience originating and structuring a significant amount of recent existing issuance in the market today, combined with its broader platform provides ability to evaluate energy companies across all sectors and all geological basins means that it is well suited to pursue these types of investments.

Capital relief opportunities: As banks come under increasing regulatory pressure to reduce certain corporate loan holdings, including positions in energy companies, it is anticipated that some will seek to divest individual or portfolios of loans held on balance sheet. The Investment Advisers believe that this backdrop provides an opportunity to partner with these banks to provide capital relief in a way that is mutually beneficial for both parties.

These opportunities are expected to be short duration opportunities, typically between 6 and 12 months, where the bulk of the expected return will be generated through upfront fees or discount. The Investment Advisers expect that capital relief investments will typically all be first lien loans that are well-covered by asset value, but which the bank is incentivized to sell. The Investment Advisers will evaluate these portfolios on an opportunistic basis.

Private equity opportunities: By applying an established and disciplined investment strategy, the Company seeks long-term capital appreciation through privately negotiated equity investments in companies in the energy industry. The Company’s investment strategy employs a four-sector approach focused on the (i) exploration and production, (ii) midstream, (iii) energy services and (iv) power and coal sectors. Within these sectors, the Company expects to invest in companies with a broad range of enterprise values. In addition to investing across the target sectors, the Company is expected to source investments on a global basis. These investments may include buyouts of non-core assets or operating subsidiaries of large corporations, buildup and consolidation plays, growth capital investments and strategic industry partnerships.

The investment approach for a given transaction will depend on the nature of the opportunity and the Investment Advisers’ view of longer-term fundamentals and exit opportunities.

The allocation of capital between the four core strategies will be determined by the market opportunity available to the Company and as a result of a systematic investment process. The Investment Advisers will source, evaluate and perform due diligence on new opportunities while utilizing the Sub-Adviser’s team for its valuation and geological basin expertise, operational experience, and consulting with management teams and the Sub-Adviser’s advisory board as required by any given situation. The Investment Advisers will actively monitor investments to determine the potential to proactively exit the investment in the secondary market, or hold to maturity.

Risk Management and Portfolio Construction

The Investment Advisers believe that the energy industry has historically experienced a lower default rate than non-energy industries in the market, alongside a higher recovery rate due to, among other things, certain structural advantages that benefit energy credit securities, such as more liquid assets in periods of distress, reduced risk of obsolescence due to demand for the extracted resource and more protected cash flows through cycles as a result of the use of hedging by some operators. Despite this, active risk management through the Investment Advisers’ diligence, investment process and portfolio composition will be important components to protecting the Company’s capital.

The Investment Advisers believe that there are three elements to managing risk across the Company’s portfolio: (i) focusing on asset coverage and liquidity at the time on entry, and monitoring these characteristics on an ongoing basis; (ii) ensuring that the Company is sufficiently diversified across geological basins, energy sub-sectors, commodities, interest rate exposure and company size; and (iii) taking a proactive approach to portfolio monitoring and asset divestment as required. The Investment Advisers believe that the Company may benefit from the total return produced by certain investments, which are expected to incrementally de-risk the Company’s position over time, although there can be no assurance that this will be achieved.

With respect to private equity investments, the Company seeks to negotiate appropriate control over certain key areas of corporate governance, including capital spending, external financing and major corporate transactions, as well as control over exits. In doing so, and notwithstanding any benefit that may accrue to the Investment Advisers with respect to such investments (such as any fees paid to the Investment Advisers for providing advice and recommendations to any such companies), the Investment Advisers will act in the best interest of the Company in accordance with their fiduciary duty to the Company. The Company expects to invest in energy companies that share certain characteristics, including a strong management team and a defined process for investment and exit.

The Investment Advisers take a proactive approach to portfolio management and improvement through their operational mindset and corporate governance, and through their ability to see value across the entire energy value chain via a diversified footprint in the energy industry. The Investment Advisers intend to leverage these strengths, as appropriate, when evaluating and monitoring the Company’s portfolio.

INVESTMENT PROCESS	The development of the Company’s investment process will be a collaborative effort between CNL and the Sub-Adviser. Company-level investment considerations, including the Company’s investment policies, leverage, if any, and the portfolio allocation policy will be discussed regularly with, and approved, by the Company’s Board.

For secondary market credit investments and investments not subject to co-investment relief (as discussed below), CNL and the Sub-Adviser will agree on a list of approved credits or types of credits on a periodic basis, and the Sub-Adviser will have the flexibility to make purchase and sales decisions on a day-to-day basis.

For originated investments, the Sub-Adviser will be responsible for investment sourcing and execution in compliance with the approved investments policies of the Company, as well as providing portfolio and asset management services, subject to the oversight of the Board and CNL. CNL’s investment committee will provide early approval on high probability opportunities to verify fit with the Company’s portfolio constructions guidelines and suitability for the Company, subject to the Sub-Adviser’s obligations under applicable law regarding dissemination of material non-public information. The Company’s Board will approve affiliate co-investments, and investments outside of the Company’s investment policy guidelines, in accordance with the Company’s investment policy.

The Investment Advisers will implement a robust origination, diligence and execution process to select and seek to take advantage of the most attractive investment opportunities for the Company from a risk and reward perspective, and a rigorous ongoing monitoring process to ensure that the credit quality and asset coverage of the portfolio is maintained and that exits are sought when the target returns are achieved.

For private equity investments, the Investment Advisers employ a rigorous and disciplined investment approach that has been developed over multiple investment cycles that seeks to generate attractive risk-adjusted returns. The Investment Advisers utilize a sector-focused analysis to identify and target potential investment opportunities and seeks to capitalize on attractive themes within each sector. The Sub-Adviser intends to leverage its extensive industry relationships to generate proprietary deal flow and identify companies with strong management team and positive fundamentals. Once a company has been identified for potential investment, the Investment Advisers employ an informed and thorough due diligence process. The Investment Advisers will actively monitor each company and identify clear exit options before the Company invests in such companies.

Origination and Screening

The Sub-Adviser believes its “three way” origination channel is a key differentiator for the Company and will provide consistent deal flow for its Investment Committee to evaluate and execute on transactions. The “three way” model will be integrated with and incorporated into the Sub-Adviser’s internal opportunity approval process. The Sub-Adviser believes that a combination of (i) its Investment Committee’s experience calling prospective issuers and screening existing issuers, (ii) the Sub-Adviser’s position as a well-known provider of capital to the energy industry, and (iii) the strength of the Sub-Adviser’s relationships with numerous service providers that, as a result of that strong relationship, could refer deals to the Sub-Adviser’s investment team that give the Company an attractive opportunity pool to evaluate.

The Sub-Adviser’s Investment Committee intends to hold weekly screening meetings to consider market-based opportunities, directly originated loans and capital relief transactions, and if an opportunity is considered to merit further evaluation and due diligence, the team will seek approval from the Investment Committee to commit further time and resources.

Private Equity Opportunities

The Company expects that the Sub-Adviser’s extensive global networks and relationships in the energy industry will produce potential investment opportunities for the Company. The Investment Advisers believe that strong management with properly aligned interests is critical to the success of any private equity investment opportunity. The Company seeks to identify companies with superior management teams and may structure transactions with certain incentive programs to align the interests of the company’s management with that of the Company. The Investment Advisers expect to provide ongoing support to management and provide financial expertise to optimize value. The Investment Advisers also may seek significant board representation and control of companies, particularly those in the early stages of a buildup strategy.

The Sub-Adviser will utilize its extensive industry expertise and relationships to thoroughly evaluate each investment opportunity. The Investment Advisers will conduct due diligence, independently value the assets of each company and analyze other aspects of a company, including its financial and legal structure, accounting policies and compensation structure. The Investment Advisers expect that an investment will be consummated only after a comprehensive review of (i) a target company’s management team; (ii) industry dynamics; (iii) competitors and competing technologies; (iv) quality of a company’s assets, products and services; (v) a company’s competitive position and strategy; (vi) financial statements; (vii) off-balance sheet and contingent liabilities; (viii) debt capacity and financing needs; (ix) equity and debt market perspectives; (x) environmental, political and regulatory risks; and (xi) economic risk, exit alternatives and return potential. The Company will emphasize investment opportunities that can be analyzed and evaluated using conventional financial measures, regardless of sector or development stage of a company.

Portfolio Monitoring and Review

The Investment Advisers actively monitor the Company’s portfolio on a real-time basis to ensure that changes to the operational or financial performance of a company, new debt issuance, or the extent to which a company is impacted by changes to underlying commodity prices are all evaluated for their impact on the Company’s investments. For direct and illiquid investments, the Investment Advisers expect to remain in regular contact with individual management teams, and will maintain trackers and models to actively update the investment case for a given investment. For more liquid investments, in addition to tracking the performance of the investment alongside comparable, publically traded investments, the Investment Advisers monitor potential sale targets. All incremental insight gained into a company and its management team will be used to update the Investment Advisers’ body of due diligence which has been built up before and during the life of an investment.

The Investment Advisers will seek to build and maintain on behalf of the Company a portfolio that is diversified by geological basin, energy sub-sector, commodity and interest rate exposure and company size. On a quarterly basis, the Investment Advisers expect to fully review both the Company’s portfolio in its entirety, as well as each investment with a view to updating the exit plan in place for each investment and determining if the portfolio as it exists at that time is the best and most diversified that can be built in the current market conditions.

With respect to the Company’s private equity investments, the Investment Advisers will actively monitor the Company’s investments and will be involved, in a manner consistent with the Company’s position in each investment, in significant strategic and operating decisions. The Investment Advisers will frequently review the strategic, operating and organizational improvements necessary for the development of each company. The Investment Advisers’ approach to portfolio monitoring seeks to develop close working relationships with a company’s senior management team.

The Investment Advisers will also consider commodity price risk management when making investments on behalf of the Company. Where appropriate, the Company will take a proactive approach to managing commodity price risk through the use of hedging contracts or long-term commercial agreements.

Exit

The Investment Advisers can exit credit investments on behalf of the Company in two ways. The Company can either hold investments to maturity or until they are redeemed, or can seek to divest its interest in the secondary market. Should the Investment Advisers determine that an investment is suitable for divestment, based on the initial investment case and updated exit plan, the Investment Advisers will then decide whether and at what price this divestment is viable and beneficial for the Company. The option to hold to maturity (or issuer refinancing), or to divest ensures that the Company has the potential to maximize returns in the secondary market should market conditions present the opportunity.

With respect to the Company’s private equity investments, the Investment Advisers will conduct a thorough analysis of exit alternatives before the Company invests in a company and will emphasize investments in flexible exit alternatives and timing. The Investment Advisers believe that the successful realization of the Company’s investments will require clearly defined exit strategies at the date of initial investment, active evaluation of exit strategies throughout the life of an investment and discipline to take appropriate measures when the Company’s objective have been achieved or prospectus of an investment decline. The Investment Advisers expect to thoroughly evaluate the alternatives, timing and economic and tax considerations associated with all available exit strategies for each of the Company’s investments.

The Company expects to apply for an exemptive order from the SEC that would permit the Company to, among other things, co-invest with certain other funds, including funds managed by the Sub-Adviser and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, the Company cannot assure Shareholders that it will be permitted to co-invest with other accounts or other entities managed by the Sub-Adviser, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.

BORROWINGS	The Company is authorized to borrow money or issue preferred shares for investment purposes and to meet requests for repurchases. The Company is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of less than 300% (in the event borrowings is obtained solely thought debt) or 200% (in the event borrowings is obtained solely through preferred shares). See “Investment Objective, Opportunities and Strategies—Borrowings.”

INVESTMENTS ADVISERS’ FEES	The Company will pay CNL a fee for its services under the Investment Advisory Agreement. The fee will consist of two components: a base management fee and an incentive fee.

The management fee will be calculated at an annual rate of [—]% of the Company’s average daily Managed Assets and will be payable [monthly] in arrears.

The incentive fee is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Company’s “adjusted capital,” equal to [—]% per quarter (or an annualized hurdle rate of [—]%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to CNL under Administrative Services Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative proceeds received by the Company from the sale of Shares (including pursuant to the Company’s distribution reinvestment plan), reduced by cumulative amounts paid in connection with purchases of Shares pursuant to the Company’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of [—]%. For any calendar quarter in which the Company’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to [—]%, the incentive fee will equal the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Company’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to [—]% is referred to as the “catch-up.” The “catch-up” provision is intended to provide CNL with an incentive fee of [—]% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches [—]% in any calendar quarter. For any calendar quarter in which the Company’s pre-incentive fee net investment income exceeds [—]% of adjusted capital, the incentive fee will equal [—]% of pre-incentive fee net investment income.

The incentive fee may induce the Investment Advisers to make investments on the Company’s behalf that are more risky or more speculative than would otherwise be the case. Similarly, because the management fee will be calculated based on Managed Assets, the Investment Advisers may be encouraged to use leverage to make additional investments. See “Risk Factors–CNL Incentive Fee Risk”.

The Sub-Advisory Agreement between CNL and the Sub-Adviser will provide that the Sub-Adviser will receive 50% of all fees payable to CNL under the Investment Advisory Agreement.

USE OF PROCEEDS	The Company expects that following receipt of capital from the sale of its Shares, it will invest such capital generally within 30 to 90 days, in accordance with its investment objective and strategies and consistent with market conditions and the availability of suitable investments. See “Use of Proceeds.”

DISTRIBUTION POLICY

Subject to the Board’s discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to Shareholders on either a weekly, semi-monthly or monthly basis and pay such distributions on a monthly or quarterly basis. Because the Company intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes, the Company intends to distribute at least 90% of its annual investment company taxable income to Shareholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all. Each year, as required by the Internal Revenue Code of 1986, as amended (the “Code”), a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to Shareholders subject to IRS tax reporting. See “Distributions.”

The Company’s distributions to Shareholders are expected to be paid using distributions received by the Company, net of its operating expenses. The Company’s distributions are expected to consist of all or a portion of the Company’s “Available Operating Funds,” which are defined as the Company’s net investment income, net short-term capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments (to the extent such amounts are not included in net investment income or net short-term capital gains). Company distributions to Shareholders may be funded from equity capital or borrowings. Distributions from the Company’s equity capital or borrowings could also reduce the amount of capital the Company ultimately invests. Distributions in the Company’s initial year of investment operations may not be based on its investment performance, but may be supported by the Investment Advisers in the form of operating expense support payments and the deferral or waiver of investment advisory fees. The Company may be obligated to repay the Investment Advisers over several years, and these repayments, if any, will reduce the future distributions that Shareholders would otherwise be entitled to receive from the Company. Shareholders should understand that such distributions are not based on the investment performance of the Company. There can be no assurance that the Company will achieve the performance necessary to sustain distributions to Shareholders, or that Company will be able to pay distributions at a specific rate, or at all. The Investment Advisers have no obligation to reduce their advisory fees or otherwise reimburse expenses in future periods.

EXPENSE REIMBURSEMENT AGREEMENT	The Company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Advisers pursuant to which the Investment Advisers jointly and severally agreed to pay to the Company some or all operating expenses (an “Expense Support Payment”) for each month during the Expense Support Payment Period (as defined below) in which the Board declares a distribution to Shareholders. The “Expense Support Payment Period” begins on [—] and ends on [—]. The Investment Advisers are entitled to be reimbursed promptly by the Company (a “Reimbursement Payment”) for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s other operating expenses to exceed [—]% of net assets attributable to its Shares. For this purpose, “other operating expenses” means all of the Company’s operating expenses, excluding organization and offering expenses, advisory fees and advisory incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, the Company’s obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by the Investment Advisers acting jointly, without payment of any penalty, upon written notice to the Company. In addition, the Expense Support Agreement will automatically terminate in the event of (i) the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (ii) the Company’s dissolution or liquidation. If the Expense Support Agreement is terminated due to the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then the Company must make a Reimbursement Payment to the Investment Advisers, based on the aggregate unreimbursed Expense Support Payments made by the Investment Advisers.

BOARD OF TRUSTEES	The Board has overall responsibility for monitoring and overseeing the Company’s management and operations. A majority of the Trustees are Independent Trustees. See “Management of the Company.”

PLAN OF DISTRIBUTION	The Company is offering on a continuous basis up to 125,000,000 Shares. Shares will be offered through CSC at an initial offering price of $10.44 per Share and, thereafter, at an offering price equal to the Company’s then current public offering price per Share, reflecting that the Dealer Manager will receive an upfront selling commission of 2.0% and a dealer manager fee of 2.25% of the gross proceeds of Shares sold during this time, except as provided below and an annual distribution and shareholder servicing fee of 1.0% of the Company’s NAV. If or when the Company’s NAV increases above the Company’s net proceeds per Share as stated in this prospectus, the Board will increase the Company’s public offering price to ensure that Shares are sold at a net price, after deduction of selling commissions and dealer manager fees, that is not below the Company’s NAV. See “Plan of Distribution.”

If the Company’s NAV declines below 97.5% of the public offering price, net of sales load, then, subject to certain conditions, the Company may suspend selling Shares until the NAV is greater than 97.5% of the public offering price, net of sales load. Accordingly, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of Shares, which may result in subscribers receiving fractional Shares rather than full Share amounts.

The Company’s Dealer Manager is CSC, which is an affiliate of CNL and a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation (“SIPC”). The Company’s Dealer Manager is not required to sell any specific number or dollar amount of Shares, but has agreed to use its best efforts to sell the Shares offered. The minimum permitted purchase is $5,000 in Shares (or $4,000 for qualified plans). There is no minimum aggregate amount of Shares required to be purchased by all investors as a whole in this offering.

The Company will schedule weekly closings (each, a “Weekly Closing”) on subscriptions received and accepted by the Company. Subscriptions will be effective only upon the Company’s acceptance, and the Company reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by the Company and, if rejected, all funds will be returned to subscribers without deduction for any fees and expenses within ten business days from the date the subscription is rejected. The Company is not permitted to accept a subscription until at least [five] business days after the date a prospective shareholder receives this prospectus.

SHARE CLASSES	The Company has submitted an application for an exemptive order to the SEC to permit the Company to offer additional classes of shares besides the Shares. If the Company’s application is granted, the Company presently intends to offer other classes of shares. Each class of shares will have certain differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

SALES LOAD	In its capacity as dealer manager of this offering, CSC will receive an upfront selling commission of 2.0% and a dealer manager fee of 2.25% of the gross proceeds of Shares sold during this time, except as provided below. CSC authorizes other broker-dealers that are members of FINRA or other properly licensed agents to sell Shares (such authorized persons, “Participating Broker-Dealers”). CSC may re-allow all of its selling commissions attributable to a Participating Broker-Dealer. CSC may also, in its sole discretion, re-allow to any Participating Broker-Dealer all or a portion of its dealer manager fee for reimbursement of marketing expenses.

The actual sales load paid by Shareholders may vary in CSC’s discretion and/or among Participating Broker-Dealers. In addition, CSC may waive or reduce the sales load in its discretion for any Shareholder. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

ANNUAL DISTRIBUTION AND SHAREHOLDER SERVICING FEE	The Shares are subject to an annual distribution and shareholder servicing fee of 1.00% of the Company’s NAV in order to compensate the Dealer Manager and Participating Broker-Dealers for the marketing, sale and distribution of Shares and/or for providing shareholder servicing. The Dealer Manager may reallow to Participating Broker-Dealers all or a portion of the annual distribution and shareholder servicing fees attributable to such Participating Broker-Dealer offering of Shares. The annual distribution and shareholder servicing fees will accrue daily and be paid quarterly from distributions based on the published NAV for the previous quarter.

ORGANIZATION AND OFFERING EXPENSES	The Company has incurred organization and offering costs (exclusive of sales load) of approximately $[—] and $[—] respectively, as of [—], which were paid on the Company’s behalf by the Investment Advisers and have been recorded by the Company as a contribution to capital. The offering expenses consist of costs incurred by CNL and the Sub-Adviser and their affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of its Participating Broker-Dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of CNL’s and the Sub-Adviser’s employees, employees of their affiliates and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by CNL and the Sub-Adviser and their affiliates.

It is not expected that the Company’s organization and offering expenses (exclusive of sales load) will exceed [—]% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees. While the Company believes that these estimates are reasonable, the actual offering expense reimbursement ratio may be higher than [—]%. CNL and the Sub-Adviser are responsible for the payment of the Company’s organization and offering expenses (exclusive of sales load) to the extent that these expenses exceed [—]% of the aggregate gross proceeds from the offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company.

PURCHASES OF SHARES	The Company will accept initial and additional purchases of Shares as of each Weekly Closing. The Company does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Company, and do not become assets of the Company, until such date.

Any amounts received in advance of a Weekly Closing will be placed in an account with [—], as the Company’s transfer agent (the “Transfer Agent”), prior to their investment in the Company, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Company will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “CNL Energy Total Return Fund.” Subscriptions of the broker-controlled accounts may also be processed through the National Securities Clearing Corporation’s Alternative Investment Product Platform. Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000 (or $4,000 for qualified plans). Additional purchases must be in increments of $500, except for purchases made pursuant to the Company’s distribution reinvestment plan or as otherwise permitted by the Company. See “Distributions—Distribution Reinvestment Plan.”

If an investment is made through an individual retirement account (“IRA”), an [approved] custodian must process and forward the subscription to the Company. If an investment is made through a Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

SUITABILITY STANDARDS	An investment in the Company involves a considerable amount of risk. A Shareholder may lose money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the Shares, which means that Shareholders will likely have limited ability to sell their Shares. As a result, the Company has established suitability standards which require investors to have either: (i) a net worth of at least $[—] and an annual gross income of at least $[—], or (ii) a net worth of at least $[—]. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, the Company’s Dealer Manager will require that a potential investor (1) can reasonably benefit from an investment in the Company based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of the Investment Advisers and (e) the tax consequences of the investment. See “Suitability Standards.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, IRAs, and 401(k) and Keogh plans, may purchase Shares. Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company will not be considered to be “plan assets” of the ERISA plans investing in the Company for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Company nor the Investment Advisers will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Company. See “ERISA Considerations.”

UNLISTED CLOSED-END STRUCTURE	The Company has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Company does not currently intend to list the Shares for trading on any securities exchange, and the Company does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Company, unlike an investment in a typical closed-end fund, is not a liquid investment.

VALUATIONS

The Board, with the assistance of the Investment Advisers, officers, and through them, independent valuation agents, is responsible for the periodic determination of the Company’s NAV. The Company’s assets will be valued in good faith pursuant to the Company’s valuation policy and consistently applied valuation process, which are developed by the Company’s valuation committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Investment Advisers. On a quarterly basis, the Board will review the valuation determinations made with respect to the Company’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Company’s valuation process. Valuations of Company investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

SHAREHOLDER LIQUIDITY STRATEGY	The Company intends to seek to complete a liquidity event for the Company’s Shareholders on or before five years after the completion of the Company’s offering. A liquidity event could include: (i) a listing of the Shares on a national securities exchange; (ii) a merger or another transaction approved by the Board in which Shareholders will receive cash or shares of a listed company, or (iii) a sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to Shareholders (collectively, “Liquidity Events”). However, the Company is not required to complete a Liquidity Event and may choose not to do so for an indefinite period. Prior to a Liquidity Event, the Company’s share repurchase program may provide a limited opportunity for Shareholders to have Shares repurchased as described below.

DISTRIBUTION REINVESTMENT PLAN	The Company has adopted an “opt in” distribution reinvestment plan (the “DRIP”) pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares of the Company. The Company expects to issue Shares pursuant to the DRIP on the date of the Weekly Closing immediately following each distribution payment date at a price equal to the NAV that is used to determine the offering price of the Shares on the date of such Weekly Closing. A Shareholder may terminate participation in the DRIP at any time by notifying [—] (the “DRIP Administrator”) before the record date of the next distribution through the Internet, by telephone or in writing. See “Distribution Reinvestment Plan.”

SHARE REPURCHASE PROGRAM	At the discretion of the Board, the Company intends to commence a share repurchase program in which the Company intends to repurchase, in each quarter, up to 2.5% of the weighted average number of Shares outstanding in the prior four calendar quarters. At the discretion of the Board, the Company currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the sale of Shares under the DRIP, less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of Shares at the previous two Weekly Closings that occurred immediately prior to the date of repurchase.

The Board may amend, suspend or terminate the share repurchase program upon 30 days’ notice. All Shares purchased by the Company pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares. The first offer to repurchase Shares from Shareholders is expected to occur on or about [one year from commencement of the Company’s operations]. See “Share Repurchase Program.”

SUMMARY OF TAXATION	The Company intends to elect to be treated and to qualify annually for U.S. federal income tax purposes as a as a RIC under Subchapter M of the Code. Accordingly, the Company generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Company must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of their net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	The Company’s fiscal year is the 12-month period ending on [—].

CONFLICTS OF INTEREST	The Investment Advisers will experience conflicts of interest in connection with the management of the Company’s business affairs including, relating to the allocation of investment opportunities by the Investment Advisers and their respective affiliates; compensation to the Investment Advisers; services that may be provided by the Investment Advisers and their respective affiliates to issuers in which the Company invests; investments by the Company and other clients of the Investment Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Investment Advisers; differing recommendations given by the Investment Advisers to the Company versus other clients; the Investment Advisers’ use of information gained from issuers in the Company’s portfolio for investments by other clients, subject to applicable law; and restrictions on the Investment Advisers’ use of “inside information” with respect to potential investments by the Company. See “Conflicts of Interest.”

RISK FACTORS	An investment in Shares involves a high degree of risk and may be considered speculative. A prospective investor should carefully consider the information found in “Types of Investments and Related Risks” before deciding to invest in Shares of the Company. Shareholders should consider carefully the following principal risks before investing in the Company, each of which could significantly and adversely affect the value of the Company.

•	The Company is a newly organized, non-diversified, closed-end investment company with no operating history. The Company is subject to all of the risks and uncertainties associated with any business without an operating history, including the risk that the Company will not achieve its investment objective and that the value of Shares could decline substantially.

•	Shareholders should not expect to be able to sell Shares regardless of how the Company performs.

•	If a Shareholder is able to sell Shares, the Shareholder will likely receive less than his or her purchase price and the current NAV. Because a Shareholder will be unable to sell his or her Shares, the Shareholder will be unable to reduce his or her exposure on any market downturn.

•	The Company does not intend to list its Shares on any securities exchange during or for what may be a significant time after the offering period, and the Company does not expect a secondary market in the Shares to develop.

•	A Shareholder should consider that they may not have access to the money they invest for an indefinite period of time.

•	An investment in Shares is not suitable for an investor if they need access to the money they invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Strategy.”

•	The Company’s distributions in its initial year of investment operations may not be based on the Company’s investment performance, but may be supported by the Investment Advisers in the form of operating expense support payments. The Company may be obligated to repay the Investment Advisers over several years and these repayments will reduce the future distributions that a Shareholder should otherwise receive from their investment.

•	Although the Company intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of Shares will be eligible for repurchase. See “Share Repurchase Program.”

•	The Company has not established any limit on the extent to which the Company may use offering proceeds to fund distributions to Shareholders, which may reduce the amount of capital the Company ultimately invest in assets, and there can be no assurances that the Company will be able to sustain distributions at any particular level. The Company’s distributions may exceed its earnings, particularly during the period before the Company has substantially invested its net offering proceeds, which may result in commensurate reductions in NAV. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

•	The Company’s distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Company, that are subject to repayment to certain affiliates of the Company. The repayment of any amounts owed to these affiliates will reduce the future distributions to which Shareholders would otherwise be entitled.

•	Even if the Company does eventually list its Shares, shares of closed-end funds frequently trade at a discount to NAV and this creates a risk of loss for investors who purchase Shares at the offering price. This risk is separate and distinct from the risk that the Company’s NAV will decrease.

•	Recent events in the energy markets have caused significant dislocations and illiquidity in the credit market for energy companies.

•	Commodity prices are affected by global supply and demand, as well as widespread trading activities by market participants and others. Fluctuations in commodity prices give rise to commodity price risk for the businesses in which the Company invests.

•	The performance of the Company’s investments will be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities.

•	Investments in the energy industry may be subject to technical risks, including the risk of mechanical breakdown, failure to perform according to design specifications and other unanticipated events.

•	Certain energy companies may be particularly sensitive to weather and climate conditions.

•	Businesses that engage in oil and gas exploration and development are speculative and involve a high degree of risk, including new technology risk.

•	Energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.

•	Certain energy companies in which the Company invests may face development, construction and operational risks, including labor disputes, slower than projected construction progress, hazards and force majeure events.

•	Energy companies in which the Company invests may rely heavily on infrastructure assets for the storage and transportation of energy and power outputs.

•	It is likely that the Company will invest in entities and businesses that have operations in the United States where there have been a number of initiatives and proposed initiatives at the federal, state and local level to ban or regulate hydraulic fracturing and to study the environmental impacts of hydraulic fracturing and the need for further regulation of the practice.

•	The operations of the businesses in which the Company invests may rely on access to certain key inputs such as strategic consumables, raw materials and drilling and processing equipment.

•	Companies in which the Company invests may be adversely affected upon the occurrence of a natural disaster such as flood, hurricane, or earthquake, or upon an incident of war, riot or civil unrest.

•	The global energy industry is subject to comprehensive U.S. and non-U.S. federal, state and local laws and regulations. Existing and future statutes and regulations could give rise to increased expenditures and decreased revenues, as well as restrictions and delays that could materially and adversely affect the issuers and prospects of the Company.

•	Environmental laws, regulations and regulatory initiatives play a significant role in the energy industry and can have a substantial impact on the Company’s investments in this industry. For example, global initiatives to minimize pollution have played a major role in the increase in demand for natural gas and alternative energy sources, creating numerous new investment opportunities.

•	In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas and other factors.

•	It is possible that new U.S. or non-U.S. taxes on the energy industry could be implemented and/or U.S. or non-U.S. tax benefits could be eliminated or reduced, reducing the profitability of issuers and their available cash flow.

•	The Company may invest globally and may invest in businesses that have operations in regions with varying degrees of political, legal and commercial stability. These regions may include, but are not limited to, the Commonwealth of Independent States, the Middle East, Africa, Asia and Latin America.

•	The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Company on terms that are as attractive as the terms on which opportunities may have been available in other periods. The Company expects to encounter competition from other entities having similar or overlapping investment objectives, such as mezzanine investors or other investors with a focus on debt and/or energy investments generally.

•	The Company’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.

•	The Company’s investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk, and may be speculative in nature.

•	Increases in interest rates may cause the Company’s investments in fixed rate debt securities to decline in price.

•	Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations.

•	Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.

•	During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled, which could reduce income and returns.

•	Below investment grade instruments (commonly referred to as “high-yield” securities or “junk bonds”) may be particularly susceptible to economic downturns, which could cause losses.

•	Certain investments may be exposed to the credit risk of the counterparties with whom the Company deals.

•	The Company may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price in a short period of time.

•	Bank loans and participations in bank loans are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; and (v) limitations on the ability of the Company to directly enforce its rights with respect to participations.

•	The valuation of securities or instruments that lack a central trading place (such as debt securities or instruments) may carry greater risk than those which trade on an exchange.

•	The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security.

•	The value of equity securities may fluctuate in response to factors affecting the particular company in which the Company invests, as well as broader market and economic conditions.

•	The Company is subject to those risks that are inherent in private equity investments, including the risk that the companies will not succeed.

•	Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Company.

•	Leverage could create the opportunity for higher income and returns for the Company Shareholders, but can magnify the effect of any losses.

•	The Company may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Company invests.

•	Securities of non-U.S. issuers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value.

•	Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.

•	Credit intermediation involving entities and activities outside the regular banking system (e.g., the “shadow banking system”) could result in increased regulatory and operating costs, which could adversely affect the implementation of the Company’s investment strategies, income and returns.

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future.

•	The Investment Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Company. See “Conflicts of Interest.”

•	The Company will be dependent on the services of the Investment Advisers and their investment professionals. See “Conflicts of Interest.”

•	The Company may be limited in its ability to co-invest with the Investment Advisers or one or more of their affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•	Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Company.

•	The Company’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Company which, when distributed to Shareholders will be taxable as ordinary income.

•	As a “non-diversified” fund under the 1940 Act, the Company may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•	To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Company must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

•	The Company may take temporary “defensive” positions in attempting to respond to adverse market, economic, political or other conditions. The Company may invest any amount of its assets in cash, cash equivalents or other debt securities in a defensive posture that may be inconsistent with the Company’s investment strategies when CNL and/or the Sub-Adviser believe it is advisable to do so.

•	The Company’s Dealer Manager, CNL Securities Corp., is an affiliate of CNL. As a result, its due diligence review and investigation of the Company and this prospectus cannot be considered to be an independent review.

SUMMARY OF FEES AND EXPENSES

The following table is intended to assist prospective investors in understanding the aggregate fees and expenses that the Company expects to incur and that Shareholders can expect to bear directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of the Company’s future expenses. Actual expenses may be greater or less than shown.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the Company’s Public Offering Price per Share)
Sales load(1)	4.25%
Offering expenses(2)	[—]%
Total shareholder transaction expenses	[—]%

ANNUAL COMPANY EXPENSES (as a percentage of the Company’s net assets attributable to Shares)(3)
Management fee(4)	[—]%
Incentive fee(5)	0.0%
Interest payment on borrowed funds(6)	[—]%
Other expenses(7)	[—]%
Total annual Company expenses	[—]%

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in the Shares. In calculating the following expense amounts, the Company has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and that Shareholders would pay an upfront selling commission of 2.0%, a dealer manager fee of 2.25% and an annual distribution and shareholder servicing fee of 1.0% with respect to Shares sold by the Company in this offering:

	1 Year			3 Years			5 Years			10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(4)	$	[	—]	$	[	—]	$	[	—]	$	[	—]

The example and the expenses in the tables above should not be considered a representation of the Company’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Company’s performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRIP. For a more complete description of the various fees and expenses borne directly and indirectly by the Company, see “Company Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

(1)	As Shares are sold, a Shareholder will pay a maximum upfront sales load of 4.25% for combined selling commissions and dealer manager fees to the Dealer Manager in accordance with the terms of the dealer manager agreement (“Dealer Manager Agreement”). In connection with the sale of Shares by Participating Broker-Dealers, the Dealer Manager will reallow and pay Participating Broker-Dealers up to: (a) 2.0% of the gross proceeds from their allocated sales and (b) 2.25% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Selling commissions and dealer manager fees will not be paid in connection with the purchase of Shares pursuant to the distribution reinvestment plan.
(2)

Amount reflects estimated offering expenses to be paid by the Company of up to $[—] million if the Company raises $[—] million in proceeds (net of the sales load) in this offering during the following twelve months. The offering expenses consist of costs incurred by CNL and the Sub-Adviser and their affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of its Participating Broker-Dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of CNL’s and the Sub-Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. Any such reimbursements will not exceed actual expenses incurred by CNL and the Sub-Adviser and their affiliates. CNL and the Sub-Adviser are responsible for the payment of the Company’s cumulative organization and offering expenses (exclusive of sales load) to the extent they exceed [—]% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company.
(3)	Amount assumes that the Company raises $[—] million of proceeds (net of the sales load) in this offering during the following twelve months and that the Company’s net offering proceeds from such sales equal $[—] million, that the Company’s average net assets during such period equal one-half of the net offering proceeds, or $[—] million, and that the Company borrows funds equal to [—]% of its average net assets during such period, or $[—] million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Company employs. For example, if the Company were to raise proceeds (net of sales load and offering expenses) significantly less than $[—] million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Company will raise $[—] million of proceeds (net of the sales load) in this offering during the following twelve months.
(4)	This management fee is paid to CNL at the Company level. The management fee is calculated and payable quarterly in arrears at the annual rate of [—]% of the Company’s average daily Managed Assets during such period, which are assumed to equal [—]% of the Company’s average net assets as described in Note (3) above. The figure in the table is calculated on the basis of the Company’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Company’s average daily Managed Assets, the Company’s use of leverage will increase the Management Fee paid to CNL.
(5)	The incentive fee is paid to CNL at the Company level. The Company currently anticipates that it may have interest income that could result in the payment of an incentive fee to CNL in the following twelve months. However, the incentive fee is based on the Company’s performance and will not be paid unless the Company achieves certain performance targets. The Company expects the incentive fee the Company pays to increase to the extent the Company earns greater interest income through its investments. The incentive fee will be calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the Company’s adjusted capital, equal to [—]% per quarter, or an annualized hurdle rate of [—]%, subject to a “catch-up” feature. See “Management and Incentive Fees” for a full explanation of how the incentive fee is calculated. Because the example above assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the following twelve months.
(6)	The Company may borrow funds to make investments. To the extent that the Company determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by the Shareholders. The figure in the table assumes the Company borrows for investment purposes an amount equal to [—]% of the Company’s average net assets during such period and that the annual interest rate on the amount borrowed is [—]%. The Company’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Company is able to raise through the sale of Shares and capital market conditions. Because the Management Fee is based on the Company’s average daily Managed Assets, the Company’s use of leverage will increase the Management Fee paid to CNL.
(7)	Other expenses include an annual distribution and shareholder servicing fee of 1.0% of the Company’s NAV. The annual distribution and shareholder servicing fees will be paid to the Dealer Manager and will accrue daily and be paid quarterly from distributions received from the Company. The Managing Dealer may reallow to participating broker-dealers all or a portion of annual distribution and shareholder servicing fees attributable to such participating broker-dealer offering and sales of the Shares. Other expenses include accounting, legal and auditing fees of the Company, as well as the reimbursement of the compensation of certain administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Company or the Investment Advisers. The expenses of the distribution reinvestment plan are included in other expenses in the table above. The amount presented in the table estimates the amounts the Company expects to pay during the twelve months following the commencement of the Company’s operations.

THE COMPANY

The Company is a newly organized, non-diversified, closed-end management investment company that is registered under the 1940 Act. The Company was organized as a Delaware statutory trust on February 25, 2015 and has no operating history. The Company intends to commence operations on or about [—]. The principal office of the Company is located at [—], and its telephone number is [—].

The Company’s investment advisers are CNL, which is responsible for the overall management of the Company’s activities, and the Sub-Adviser, which is responsible for the day-to-day management of the Company’s investment portfolio. CNL provides its investment advisory services pursuant to the Investment Advisory Agreement and its administrative services pursuant to the Administrative Services Agreement. The Sub-Adviser provides its services pursuant to the Sub-Advisory Agreement. Responsibility for monitoring and overseeing the Company’s investment program and its management and operation is vested in the individuals who serve on the Board. See “Management of the Company.”

THE INVESTMENT ADVISERS

About CNL

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $[29] billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure, recreation, financial services and insurance industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which the Company will have access to and from which the Company will benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group was founded by and is currently indirectly owned and controlled by James M. Seneff, Jr.

CNL is a Delaware limited liability company that has been continuously registered as an investment adviser since June 19, 1991. CNL draws upon CNL Financial Group’s long-standing history of investment and capital markets experience and is led by a team of senior investment professionals, who have extensive experience in commercial lending, investment banking, accounting, real estate and private equity investing. Services provided by CNL and its affiliates include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. The Company believes this expertise is valuable in managing a closed-end management investment company. CNL’s principal business address is 450 South Orange Ave., Orlando, Florida 32801.

About the Sub-Adviser

[To be filed by subsequent amendment.]

USE OF PROCEEDS

The Company will invest the net proceeds from the sale of Shares generally within 30 to 90 days in accordance with the Company’s investment objective and strategies and consistent with market conditions and the availability of suitable investments. There can be no assurance that the Company will be able to sell all of the Shares it is offering. If the Company sells only a portion of the Shares it is offering, the Company may be unable to achieve its investment objective.

The Company estimates that it will incur in connection with this offering approximately $[—] organization and offering expenses (exclusive of sales load), or approximately [—]% of the gross proceeds, assuming maximum gross proceeds of $[—].

The following table sets forth the Company’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of Shares registered in this offering, or 125,000,000 Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the offering price of the Shares and the actual number of Shares the Company sells in this offering. The offering price will equal the Company’s public offering price per Share and includes selling commissions and dealer manager fees. The table below assumes that Shares are sold at the initial offering price of $10.44 per Share. Such amount is subject to increase or decrease based upon, among other things, the Company’s NAV.

Pursuant to the Expense Support Agreement, the Investment Advisers have jointly and severally agreed to pay to the Company some or all operating expenses for each month during the Expense Support Payment Period in which the Board declares a distribution to Shareholders. The Expense Support Payment Period begins on [—] and ends on [—]. The Investment Advisers are entitled to be a Reimbursement Payment for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s other operating expenses to exceed [—]% of net assets attributable to its Shares. For this purpose, “other operating expenses” means all of the Company’s operating expenses, excluding organization and offering expenses, advisory fees and advisory incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, the Company’s obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by the Investment Advisers acting jointly, without payment of any penalty, upon written notice to the Company. In addition, the Expense Support Agreement will automatically terminate in the event of (i) the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (ii) the Company’s dissolution or liquidation. If the Expense Support Agreement is terminated due to the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then the Company must make a Reimbursement Payment to the Investment Advisers, based on the aggregate unreimbursed Expense Support Payments made by the Investment Advisers. In addition, the Company has not established limits on the use of proceeds from this offering or the amount of funds each may use from available sources to make distributions to Shareholders.

The amounts in the table below assume that the fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a [volume discount applies] and sales to the Company’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per Share purchase price but will not affect the amounts available to the Company for investments.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

Maximum Offering
	Amount			% of NAV
Gross Proceeds	$	[—	]	[—	]%
Less:
Selling commissions	$	[—	]	[—	]%
Dealer manager fees	$	[—	]	[—	]%

Net proceeds after sales load:	$	[—	]	[—	]%
Less:
Offering expenses	$	[—	]	[—	]%

Net proceeds/amount available for investment:	$	[—	]	[—	]%

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Company’s investment objective is to seek current income and long-term capital appreciation. There can be no assurance that the Company will achieve its investment objective.

Investment Opportunities and Strategies

The Company seeks to achieve its investment objective by investing in a portfolio of securities and loans of energy companies. Under normal market conditions, the Company will invest at least 80% of its Managed Assets in securities and loans of energy companies. “Managed Assets” means the total assets of the Company (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Company expects to make primary and secondary investments in the securities and loans of principally small- to mid-sized energy companies. Energy companies means entities predominantly engaged in (i) the production, exploration, development, extraction, processing, transportation, refining, storage, distribution, marketing and/or trading of oil, gas, coal, biofuels or other natural resources used to produce energy, or ethanol, (ii) the generation, transmission, distribution, marketing and/or trading of all forms of electrical power, (iii) the manufacturing, marketing and/or trading of equipment or other supplies predominantly used by entities engaged in businesses described in clause (i), (ii) or (iv) below, and (iv) the provision of services to entities engaged in businesses described in (i), (ii) and (iii); as well as other businesses or assets determined by the Investment Advisers to be related or complementary to any of the foregoing, including without limitation in respect of feedstocks, supplies or other materials usable by any of the foregoing. The Company’s portfolio is comprised primarily of debt securities, loans, preferred equity securities, common equity securities and convertible securities of both privately-held and public energy companies. The Company’s investments will be sourced on a global basis.

The Company’s private equity investments are expected to be primarily focused on the (i) exploration and production, (ii) midstream, (iii) energy services and (iv) power and coal sectors. These investments may include buyouts of non-core assets or operating subsidiaries of large corporations, buildup and consolidation plays, growth capital investments and strategic industry partnerships.

The Company’s investments in debt securities include first lien senior secured debt, second lien senior secured debt, senior unsecured and senior subordinated debt, mezzanine debt, other subordinated or unsecured debt, capital leases and other debt obligations. A portion of the Company’s assets may be invested in bank loans and participations in bank loans. The securities and loans in which the Company invests may be rated investment grade or below investment grade by an NRSRO, or unrated. Below investment securities are debt securities rated below Baa3 by Moody’s, below BBB- by S&P or below BBB- by Fitch. The Company’s investments in below investment grade loans, below investment grade debt securities and debt securities of financially troubled companies are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These investments are commonly referred to as “high-yield” or “junk” investments. The Company may also invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities).

For hedging or leverage purposes, the Company may engage in short selling and may invest in various types of derivatives, including [structured products, swaps, forward contracts, futures contracts and options]. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities included within the 80% Policy.

Compelling Market Opportunity

The Company seeks to primarily take advantage of the increasingly constrained access to capital experienced by many small- to mid-sized energy companies. The Investment Advisers believe that a confluence of industry, regulatory and market trends have created a compelling opportunity to invest in energy investments. The Investment Advisers believe that the ongoing “shale” revolution in North America has both unlocked unconventional drilling as an economic method of resource extraction, and has facilitated the re-drilling of conventional wells due to a continual improvement in extraction technology and associated well economics. This means that despite changes in commodity prices, energy production has continued to increase as resource extraction costs have also declined. The energy industry is a highly capital intensive industry and the Investment Advisers believe that third party capital will continue to be required, in significant scale, to support resource and infrastructure development and associated upstream and midstream investment. Despite this demand for capital, the impact of regulatory and capital markets trends have reduced debt capacity supply, and created a growing “wedge” of borrowers and issuers increasingly unable to access either traditional bank lenders or the energy capital markets which would ordinarily finance these capital requirements.

Since the global financial crisis, commercial lenders have faced both increased scrutiny from regulators and pressure from shareholders that have together resulted in tighter lending standards and reduced levels of capital deployed to the non-investment grade segment of the market. Banks have been seeking to reduce their risk weighted assets, limiting the amount of “non-conforming” loans they make, and lending to higher rated companies on tighter terms and at shorter tenors. The Investment Advisers believe that this regulatory pressure has negatively impacted the banks’ ability to meet the growing demand for capital by the energy industry, especially for small- and mid-sized borrowers, and limits their ability to loosen standards in times of stress.

Both prior to and following the global financial crisis, borrowers would typically supplement any capital shortfall from bank lending through the high-yield capital markets and the leveraged loan market. Those markets have increased meaningfully in size in the last few years, growing from an estimated $1.3 trillion in 2008 to $2.5 trillion in 2014. Investors now continually value liquidity at a premium, placing greater emphasis on larger tranche sizes. As such, the size of the average energy bond issuance in 2005 was approximately $260 million, compared to approximately $530 million in 2014, and the ability of small-to-mid sized energy companies to access the capital markets has been greatly curtailed.

Despite the demand for capital, the impact of regulatory and capital markets trends have reduced debt capacity supply, and created a growing “wedge” of borrowers and issuers increasingly unable to access either traditional bank lenders or the energy capital markets which would ordinarily finance these capital requirements. The Investment Advisers believe that this “wedge” creates a compelling investment opportunity for the Company to serve as an alternative capital provider to the energy industry. In addition, changes in commodity prices have impacted both secondary trading levels and primary issuance in the capital markets. These changes and any such future changes may create opportunities for the Company to provide capital solutions to larger more established companies as well as to take advantage of dislocated trading levels of fundamentally sound companies.

Investment Strategies

The Company intends to pursue its investment objective through a multi-faceted, total return strategy that seeks to take advantage of the need for capital by energy companies and the overarching regulatory and liquidity driven trends that the Company believes have limited the ability of banks and the capital markets to service small- and mid-sized energy companies. The Company’s investment strategies provide it with the ability to capitalize on near-term market opportunities as well as the ability to tactically invest across the capital structure of energy companies throughout commodity cycles. The Company will seek to build a portfolio of investments through a combination of the following strategies:

Market-based opportunities

The Company seeks to take advantage of any commodity price dislocation to invest in individual securities and loans of fundamentally sound companies trading at depressed levels. The Investment Advisers will actively screen the secondary market of energy investments to determine which potential opportunities have been oversold due to technical issues rather than fundamental credit concerns. The Investment Advisers will closely evaluate securities and loans where the issuer has relatively low leverage, strong asset coverage and strong liquidity to withstand medium term commodity price pressure. Determining asset coverage from public information, the Company expects to benefit from the ability of the Sub-Adviser’s Investment Committee to consult with senior sector specialists in the broader Sub-Adviser platform, portfolio company management teams operating assets in key energy sub-sectors and geological basins and the Sub-Adviser’s advisory board. The Investment Advisers will make determinations of true “value” based on a fundamental analysis of the performance of a company, the local drivers of the sub-sectors and geological basins the company operates in, and the operational challenges of operating assets in particular sectors or regions.

The Investment Advisers intend to evaluate conventional metrics including undrawn credit facilities and cash, but will also scrutinize potential future reductions in a company’s borrowing base, the ability of the company to change its capital spending plans and cost structure to conserve cash, and the ability of the company to liquidate non-core assets as the need may arise. In general, the Company seeks to make investments in companies with sufficient liquidity to maintain existing production and cover debt service and other fixed charges for a minimum of two years, although this will be evaluated and may vary investment by investment.

Other factors impacting the relative attractiveness of market-based opportunities include a company’s (i) commodity mix (crude oil vs. natural gas vs. natural gas liquids); (ii) percentage of reserves “proved developed” vs. “proved undeveloped”; (iii) reserve life and intrinsic decline rates; (iv) percentage of assets operated and percentage “held-by-production”; (v) historical operating and reserve replacement costs; (vi) management track record; and (vii) strength of collateral and covenant packages.

Direct opportunities

As a result of the ongoing demand for capital by energy companies, and the growing “wedge” between that demand and the supply available from traditional financing sources, the Company seeks to invest primarily in small- and mid-sized energy companies as a financing alternative to these traditional lenders. The Investment Advisers believe that their approach in evaluating the credit capacity and fundamental characteristics of energy companies and their ability to originate and structure deals in accordance with a borrower’s business plan will prove to be an advantage relative to traditional lending solutions.

Directly originated investments will generally be evaluated using a similar criteria to market-based opportunities, with a strong focus on asset coverage and liquidity. In the case of direct lending, however, the Investment Advisers will in many cases also be able to conduct primary due diligence on the issuer, and will often be able to utilize third-party reserve engineers and other consultants. Primary due diligence will give the Investment Advisers the ability to price capital dynamically depending on the issuer’s asset coverage. The Investment Advisers believe that their ability to evaluate undeveloped and unproven reserve values will give it an advantage in determining the appropriate amount of capital to deploy in a directly originated investment. Direct investments are also expected to give the Company the ability to structure loans and direct the use of proceeds. In certain situations, the Company may have the ability to introduce certain covenants into a company’s capital structure may protect the directly originated investment and create an opportunity to re-evaluate a market-based opportunity in the same name.

The Sub-Adviser believes that its Investment Committee’s experience originating and structuring a significant amount of recent existing issuance in the market today, combined with its broader platform provides ability to evaluate energy companies across all sectors and all geological basins means that it is well suited to pursue these types of investments.

Capital relief opportunities

As banks come under increasing regulatory pressure to reduce certain corporate loan holdings, including positions in energy companies, it is anticipated that some will seek to divest individual or portfolios of loans held on balance sheet. The Investment Advisers believe that this backdrop provides an opportunity to partner with these banks to provide capital relief in a way that is mutually beneficial for both parties.

These opportunities are expected to be short duration opportunities, typically between 6 and 12 months, where the bulk of the expected return will be generated through upfront fees or discount. The Investment Advisers expect that capital relief investments will typically all be first lien loans that are well-covered by asset value, but which the bank is incentivized to sell. The Investment Advisers will evaluate these portfolios on an opportunistic basis.

Private equity opportunities

By applying an established and disciplined investment strategy, the Company seeks long-term capital appreciation through privately negotiated equity investments in companies in the energy industry. The Company’s investment strategy employs a four-sector approach focused on the (i) exploration and production, (ii) midstream, (iii) energy services and (iv) power and coal sectors. Within these sectors, the Company expects to invest in companies with a broad range of enterprise values. In addition to investing across the target sectors, the Company is expected to source investments on a global basis. These investments may include buyouts of non-core assets or operating subsidiaries of large corporations, buildup and consolidation plays, growth capital investments and strategic industry partnerships. The investment approach for a given transaction will depend on the nature of the opportunity and the Investment Advisers’ view of longer-term fundamentals and exit opportunities.

The allocation of capital between the four core strategies will be determined by the market opportunity available to the Company and as a result of a systematic investment process. The Investment Advisers will source, evaluate and perform due diligence on new opportunities while utilizing the Sub-Adviser’s team for its valuation and geological basin expertise, operational experience, and consulting with management teams and the Sub-Adviser’s advisory board as required by any given situation. The Investment Advisers will actively monitor investments to determine the potential to proactively exit the investment in the secondary market, or hold to maturity.

The Company may also invest up to 20% of its Managed Assets in securities, loans and other instruments issued by companies that are not considered by the Company to be energy companies. The Company’s investment objective and investment strategies are not fundamental, unless otherwise noted in the Company’s SAI, and can be changed without the vote of the Company’s Shareholders by the Board with at least 60 days’ written notice provided to Shareholders.

Risk Management and Portfolio Construction

The Investment Advisers believe that the energy industry has historically experienced a lower default rate than non-energy industries in the market, alongside a higher recovery rate due to, among other things, certain structural advantages that benefit energy credit securities, such as more liquid assets in periods of distress, reduced risk of obsolescence due to demand for the extracted resource and more protected cash flows through cycles as a result of the use of hedging by some operators. Despite this, active risk management through the Investment Advisers’ diligence, investment process and portfolio composition will be important components to protecting the Company’s capital.

The Investment Advisers believe that there are three elements to managing risk across the Company’s portfolio: (i) focusing on asset coverage and liquidity at the time on entry, and monitoring these characteristics on an ongoing basis; (ii) ensuring that the Company is sufficiently diversified across geological basins, energy sub-sectors, commodities, interest rate exposure and company size; and (iii) taking a proactive approach to portfolio monitoring and asset divestment as required. The Investment Advisers believe that the Company may benefit from the total return produced by certain investments, which are expected to incrementally de-risk the Company’s position over time, although there can be no assurance that this will be achieved.

With respect to private equity investments, the Company seeks to negotiate appropriate control over certain key areas of corporate governance, including capital spending, external financing and major corporate transactions, as well as control over exits. In doing so, and notwithstanding any benefit that may accrue to the Investment Advisers with respect to such investments (such as any fees paid to the Investment Advisers for providing advice and recommendations to any such companies), the Investment Advisers will act in the best interest of the Company in accordance with their fiduciary duty to the Company. The Company expects to invest in energy companies that share certain characteristics, including a strong management team and a defined process for investment and exit.

The Investment Advisers take a proactive approach to portfolio management and improvement through their operational mindset and corporate governance, and through their ability to see value across the entire energy value chain via a diversified footprint in the energy industry. The Investment Advisers intend to leverage these strengths, as appropriate, when evaluating and monitoring the Company’s portfolio.

The Investment Process

The development of the Company’s investment process will be a collaborative effort between CNL and the Sub-Adviser. Company-level investment considerations, including the Company’s investment policies, leverage, if any, and the portfolio allocation policy will be discussed regularly with, and approved, by the Company’s Board.

For secondary market credit investments and investments not subject to co-investment relief (as discussed below), CNL and the Sub-Adviser will agree on a list of approved credits or types of credits on a periodic basis, and the Sub-Adviser will have the flexibility to make purchase and sales decisions on a day-to-day basis.

For originated investments, the Sub-Adviser will be responsible for investment sourcing and execution in compliance with the approved investments policies of the Company, as well as providing portfolio and asset management services, subject to the oversight of the Board and CNL. CNL’s investment committee will provide early approval on high probability opportunities to verify fit with the Company’s portfolio constructions guidelines and suitability for the Company, subject to the Sub-Adviser’s obligations under applicable law regarding dissemination of material non-public information. The Company’s Board will approve affiliate co-investments, and investments outside of the Company’s investment policy guidelines, in accordance with the Company’s investment policy.

The Investment Advisers will implement a robust origination, diligence and execution process to select and seek to take advantage of the most attractive investment opportunities for the Company from a risk and reward perspective, and a rigorous ongoing monitoring process to ensure that the credit quality and asset coverage of the portfolio is maintained and that exits are sought when the target returns are achieved.

For private equity investments, the Investment Advisers employ a rigorous and disciplined investment approach that has been developed over multiple investment cycles that seeks to generate attractive risk-adjusted returns. The Investment Advisers utilize a sector-focused analysis to identify and target potential investment opportunities and seeks to capitalize on attractive themes within each sector. The Sub-Adviser intends to leverage its extensive industry relationships to generate proprietary deal flow and identify companies with strong management team and positive fundamentals. Once a company has been identified for potential investment, the Investment Advisers employ an informed and thorough due diligence process. The Investment Advisers will actively monitor each company and identify clear exit options before the Company invests in such companies.

Origination and Screening

The Sub-Adviser believes its “three way” origination channel is a key differentiator for the Company and will provide consistent deal flow for its Investment Committee to evaluate and execute on transactions. The “three way” model will be integrated with and incorporated into the Sub-Adviser’s internal opportunity approval process. The Sub-Adviser believes that a combination of (i) its Investment Committee’s experience calling prospective issuers and screening existing issuers, (ii) the Sub-Adviser’s position as a well-known provider of capital to the energy industry, and (iii) the strength of the Sub-Adviser’s relationships with numerous service providers that, as a result of that strong relationship, could refer deals to the Sub-Adviser’s investment team that give the Company an attractive opportunity pool to evaluate.

The Sub-Adviser’s Investment Committee intends to hold weekly screening meetings to consider market-based opportunities, directly originated loans and capital relief transactions, and if an opportunity is considered to merit further evaluation and due diligence, the team will seek approval from the Investment Committee to commit further time and resources.

Private Equity Opportunities

The Company expects that the Sub-Adviser’s extensive global networks and relationships in the energy industry will produce potential investment opportunities for the Company. The Investment Advisers believe that strong management with properly aligned interests is critical to the success of any private equity investment opportunity. The Company seeks to identify companies with superior management teams and may structure transactions with certain incentive programs to align the interests of the company’s management with that of the Company. The Investment Advisers expect to provide ongoing support to management and provide financial expertise to optimize value. The Investment Advisers also may seek significant board representation and control of companies, particularly those in the early stages of a buildup strategy.

The Sub-Adviser will utilize its extensive industry expertise and relationships to thoroughly evaluate each investment opportunity. The Investment Advisers will conduct due diligence, independently value the assets of each company and analyze other aspects of a company, including its financial and legal structure, accounting policies and compensation structure. The Investment Advisers expect that an investment will be consummated only after a comprehensive review of (i) a target company’s management team; (ii) industry dynamics; (iii) competitors and competing technologies; (iv) quality of a company’s assets, products and services; (v) a company’s competitive position and strategy; (vi) financial statements; (vii) off-balance sheet and contingent liabilities; (viii) debt capacity and financing needs; (ix) equity and debt market perspectives; (x) environmental, political and regulatory risks; and (xi) economic risk, exit alternatives and return potential. The Company will emphasize investment opportunities that can be analyzed and evaluated using conventional financial measures, regardless of sector or development stage of a company.

Portfolio Monitoring and Review

The Investment Advisers actively monitor the Company’s portfolio on a real-time basis to ensure that changes to the operational or financial performance of a company, new debt issuance, or the extent to which a company is impacted by changes to underlying commodity prices are all evaluated for their impact on the Company’s investments. For direct and illiquid investments, the Investment Advisers expect to remain in regular contact with individual management teams, and will maintain trackers and models to actively update the investment case for a given investment. For more liquid investments, in addition to tracking the performance of the investment alongside comparable, publically traded investments, the Investment Advisers monitor potential sale targets. All incremental insight gained into a company and its management team will be used to update the Investment Advisers’ body of due diligence which has been built up before and during the life of an investment.

The Investment Advisers will seek to build and maintain on behalf of the Company a portfolio that is diversified by geological basin, energy sub-sector, commodity and interest rate exposure and company size. On a quarterly basis, the Investment Advisers expect to fully review both the Company’s portfolio in its entirety, as well as each investment with a view to updating the exit plan in place for each investment and determining if the portfolio as it exists at that time is the best and most diversified that can be built in the current market conditions.

With respect to the Company’s private equity investments, the Investment Advisers will actively monitor the Company’s investments and will be involved, in a manner consistent with the Company’s position in each investment, in significant strategic and operating decisions. The Investment Advisers will frequently review the strategic, operating and organizational improvements necessary for the development of each company. The Investment Advisers’ approach to portfolio monitoring seeks to develop close working relationships with a company’s senior management team.

The Investment Advisers will also consider commodity price risk management when making investments on behalf of the Company. Where appropriate, the Company will take a proactive approach to managing commodity price risk through the use of hedging contracts or long-term commercial agreements.

Exit

The Investment Advisers can exit credit investments on behalf of the Company in two ways. The Company can either hold investments to maturity or until they are redeemed, or can seek to divest its interest in the secondary market. Should the Investment Advisers determine that an investment is suitable for divestment, based on the initial investment case and updated exit plan, the Investment Advisers will then decide whether and at what price this divestment is viable and beneficial for the Company. The option to hold to maturity (or issuer refinancing), or to divest ensures that the Company has the potential to maximize returns in the secondary market should market conditions present the opportunity.

With respect to the Company’s private equity investments, the Investment Advisers will conduct a thorough analysis of exit alternatives before the Company invests in a company and will emphasize investments in flexible exit alternatives and timing. The Investment Advisers believe that the successful realization of the Company’s investments will require clearly defined exit strategies at the date of initial investment, active evaluation of exit strategies throughout the life of an investment and discipline to take appropriate measures when the Company’s objectives have been achieved or prospectus of an investment decline. The Investment Advisers expect to thoroughly evaluate the alternatives, timing and economic and tax considerations associated with all available exit strategies for each of the Company’s investments.

The Company expects to apply for an exemptive order from the SEC that would permit the Company to, among other things, co-invest with certain other funds, including funds managed by the Sub-Adviser and certain of its affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, the Company cannot assure Shareholders that it will be permitted to co-invest with other accounts or other entities managed by the Sub-Adviser, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.

Borrowings

The Company is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Company may use leveraging instruments to add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred shares) of the Company’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Company’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Company may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions, the leverage incurred in securities lending or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Company’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Company may issue preferred shares to 50% of the Company’s total assets (less the Company’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Company’s total assets for purposes of the 33 1/3% and 50% limits. The Company will “cover” its derivative positions by segregating or earmarking an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Company may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Company may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Investment Advisers, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and return for Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Shares. There can be no assurance that the Company will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Company may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Company by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Investment Advisers in managing the Company’s portfolio in accordance with its investment objective and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Company may not be able to utilize as much leverage as it otherwise could have, which could reduce the Company’s investment income and returns. In addition, the Company expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Company. These covenants would also likely limit the Company’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Investment Advisers to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS

Investing in Shares of the Company involves a number of significant risks, including the risk that investors may receive little or no return on their investment or may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Company. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Company and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Company. In addition, as the investment program of the Company changes or develops over time, an investment in the Company may be subject to risks not described in this prospectus. Additional risks and uncertainties not presently known to the Company or not presently deemed material by the Company may also impair its operations and performance. The Company will update this prospectus to account for any material changes in the risks involved with an investment in the Company. If any of the following events occur, the Company’s business, financial condition and results of operations could be materially and adversely affected.

Risks Relating to Energy Companies

Energy Industry Market Dislocation. Recent events in the energy markets have caused significant dislocations and illiquidity in the credit market for energy companies. To the extent that such events are not temporary and continue (or even worsen), this may have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of the U.S. and global economies. Any resulting economic downturn could adversely affect the financial resources and performance of energy companies. In the event of such defaults, the Company may suffer a partial or total loss of capital invested in such companies, which would, in turn, have an adverse effect on the Company’s returns. Such marketplace events also may restrict the ability of the Company to sell or liquidate investments at favorable times or for favorable prices (although such marketplace events may not foreclose the Company’s ability to hold such investments until maturity). In particular, the Company’s investment strategies rely in part on the stabilization or improvement of the conditions in the global financial markets generally and the energy markets and credit markets specifically. Absent such a recovery or in the event of a further market deterioration, the value of the Company’s investments may not appreciate as projected or may suffer a loss. There can be no assurance as to the duration of any perceived current market dislocation.

Changes in Global Supply and Demand and Prices for Commodities. Commodity prices are affected by global supply and demand, particularly in the United States and Asia (notably China), as well as widespread trading activities by market participants and others, either seeking to secure access to such commodities or to hedge against commercial risks, or as part of the activities of the businesses in which the Company invests. Fluctuations in commodity prices give rise to commodity price risk for the businesses in which the Company invests. Such prices tend to be subject to substantial variation. The Company will make investments in businesses whose financial performance will in part depend on commodity prices (particularly oil and gas prices). If the prices for those commodities experience a substantial downturn or remain relatively weak for the medium to long term, the ability of those businesses to grow or maintain revenues in future years may be adversely affected, and at certain long term price levels for a given commodity, extractive operations with respect to that commodity may not be economically viable.

It is impossible to accurately predict future commodities price movements and commodities prices may not remain at their current levels. Any material decline in commodities prices, to the extent not addressed by meaningful hedging arrangements, could result in a reduction of the net production revenue of a company in which the Company invests. In addition, the economics of production in some jurisdictions, or in respect of specific projects, may be adversely impacted as a result of lower commodities prices, potentially resulting in some investments and/or projects becoming uneconomical to develop.

The businesses in which the Company invests will not be able to predict the precise timing of any improvements and/or recoveries in the global, regional or national macroeconomic environments, or in commodity prices, any of which can make operational strategies based on production planning more difficult to implement successfully. For example, the prevailing prices of certain commodities may fall to levels that are below the average marginal cost of production for the industry, which companies in which the Company invests will not be able to accurately predict. If a company’s estimates of future price levels results in the entity or business incurring fixed additional costs and it fails to change production levels in response to then-current price levels, the company’s and therefore the Company’s results of operations and financial condition could be adversely affected. In addition, where applicable, rating agencies and industry analysts are likely to take such adverse and volatile economic conditions into account when assessing the prospective company’s business and creditworthiness of the company and the Company, and any adverse determinations, including ratings downgrades, may make it more difficult for the company and the Company to raise capital in the future to finance their respective businesses.

Volatility of Oil and Natural Gas Prices. The performance of the Company’s investments will be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the United States and other project locations; (iv) the extent of U.S. production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. federal, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; (xvi) the expected consumption of coking coal in steel production; (xvii) the amount and character of excess electric generating capacity in a market area; (xviii) terrorist acts; (xix) overall economic conditions; (xx) speculation; and (xxi) a variety of additional factors that are beyond the control of the Investment Advisers or the Company. For example, volatile oil, natural gas and natural gas liquids prices make it difficult to estimate the value of developed properties that are the subject of financing and often cause disruption in the market for oil, natural gas and natural gas liquids developed properties, as buyers and sellers have difficulty agreeing on such value. Price volatility also makes it difficult to budget for and project the return on acquisition and development and exploitation project financings. Commodity prices may not recover and may decline further, which may adversely affect an energy company in which the Company invests.

Power Purchase Agreement Risk. Certain energy companies in which the Company invests may enter into power purchase agreements (“PPAs”). Payments by power purchasers to such companies or projects pursuant to their respective PPAs may provide the majority of such companies’ or projects’ cash flows. There can be no assurance that any or all of the power purchasers will fulfill their obligations under their PPAs or that a power purchaser will not become bankrupt or that upon any such bankruptcy its obligations under its respective PPA will not be rejected by a bankruptcy trustee. There are additional risks relating to the PPAs, including the occurrence of events beyond the control of a power purchaser that may excuse it from its obligation to accept and pay for delivery of energy generated by a company or project. The failure of a power purchaser to fulfill its obligations under any PPA or the termination of any PPA may have a material adverse effect on the energy company and such energy company’s ability to make interest or principal payments on any financing provided by the Company when due.

Technical Risk. Investments in the energy industry may be subject to technical risks, including the risk of mechanical breakdown, spare parts shortages, failure to perform according to design specifications and other unanticipated events which adversely affect operations. There can be no assurance that any or all such risks can be mitigated.

Weather and Climatological Risks. Certain energy companies may be particularly sensitive to weather and climate conditions. For example, solar power generators rely on the frequency and intensity of sunlight, wind turbines upon the frequency and intensity of the wind. Companies focused on biomass rely on the production of crops, which can be adversely affected by droughts and other weather conditions, and nuclear and many fossil fuel-fired power plants require large volumes of water to operate.

Drilling, Exploration, Development and Mining Risks. The Company intends to invest in the energy industry, including businesses that engage in oil and gas exploration and development. Such businesses are speculative and involve a high degree of risk and the use of new technologies. For example, oil and gas drilling may involve unprofitable efforts, not only from dry holes, but from wells that are productive but do not produce sufficient net revenues after drilling and other costs. Acquiring, developing and exploring for oil and natural gas involves many risks. These risks include encountering formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other risks that could lead to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such energy companies to the risk of litigation and clean-up or other remedial costs, not all of which may be covered by insurance. In the shale oil context, the fracturing of shale formations will be more extensive and complicated than fracturing geological formations in conventional areas of operation. Wells used for shale drilling are primarily horizontal and require more stimulation, which makes them more expensive to drill and complete. The wells used for shale drilling will also be more susceptible to mechanical problems associated with the drilling and completion of the wells, such as casing collapse and lost equipment in the wellbore due to the length of the lateral portions of these unconventional wells. In addition, in making such investments, the Company must rely on estimates of oil and gas reserves. The process of estimating oil and gas reserves is complex, requiring significant decisions and assumptions in the evaluation of available geological, geophysical, engineering and economic data for each reservoir. As a result, such estimates are inherently imprecise. Mining of coal or metals is subject to inherent risks including unexpected equipment or maintenance problems, variations in geological conditions, natural disasters, underground mine floodings, environmental hazards, industrial accidents, explosions caused by the ignition of coal dust or other explosive materials at mines sites and fires caused by the spontaneous combustion of coal and, in certain cases, periodic labor unrest. Accordingly, there can be no assurance that the Company will generate positive investment returns for its Shareholders. Further, the regulatory and tax environment of energy companies is potentially subject to change and may be subject to government or judicial action, which may adversely affect the value or liquidity of investments held by the Company or its ability to obtain leverage. The effect of any such future regulatory or tax change is impossible to predict. Any one of these factors may result in the investment returns of the Company being materially adversely affected which could have a material adverse effect on the Company’s performance and the value of the Shares.

Development, Construction and Operational Risks. Certain energy companies in which the Company invests may face development and construction risks, including, but not limited to: (i) labor disputes, shortages of material and skilled labor or work stoppages; (ii) slower than projected construction progress and the unavailability or late delivery of necessary equipment; (iii) less than optimal coordination with public utilities in the relocation of their facilities; and (iv) many hazards and force majeure events inherent in the production and delivery of electricity, exploration and operation of gas and oil fields, transportation of energy products and other related activities. Events of this nature could severely delay or prevent the completion of, or significantly increase the cost of, construction or operation of a company’s assets or businesses. Such delays or disruptions may result in lost revenues or increased expenses, including higher operation and maintenance costs related to a company. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Public awareness of such risk, potential publicity and related reputational risk to the operators and owners of such facilities have been significantly amplified by recent coal mine accidents in West Virginia and Deepwater Horizon offshore rig.

While such companies may maintain insurance to protect against certain operational risks, such as business interruption insurance, such insurance is subject to customary deductibles and coverage limits and may not be sufficient to recoup all of a company’s losses. In addition, events outside the control of the company, such as force majeure events, could significantly reduce the revenues generated or significantly increase the expense of operating, maintaining or restoring facilities. Such operational interruptions or the occurrence of such force majeure events could adversely affect the amount of revenues from operations, which in turn may impair a company’s ability to repay its debt or make distributions to the Company.

Infrastructure Risks. The energy companies in which the Company invests may rely heavily on infrastructure assets for the storage and transportation of energy and power outputs. From time to time, the Company may invest in issuers that engage in energy and power projects in undeveloped areas. Where there is a lack of existing infrastructure, midstream assets typically require significant capital initially. In addition, the demand, pricing and terms for oilfield services in an issuer’s existing or anticipated service areas largely depends upon the level of exploration and development activity for both crude oil and natural gas in the region of the issuer’s investment. The ability of an issuer to market its oil and natural gas may depend upon its ability to acquire capacity on pipelines that deliver oil and natural gas to commercial markets. Accordingly, such energy and power project sites may not be able to secure necessary infrastructure build-out to support such issuer’s expected production growth.

Additionally, even in developed areas, the companies run the risk that existing infrastructure could be inefficiently managed and/or damaged or destroyed, causing a delay in or termination of the issuer’s business operations. Causes of infrastructure damage or destruction may include traffic accidents, natural disasters, man-made disasters, defective design and construction, slope failure, bridge and tunnel collapse, road subsistence, toll rates, fuel prices, environmental legislation or regulation, general economic conditions, labor disputes and other unforeseen circumstances and incidents. Certain of these events have affected infrastructure in the past and the inability of the companies to use such infrastructure could have a material adverse effect on the financial condition and business operations of the issuers of the Company’s investments.

Depletion Risk. Energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount of the distributions paid by such companies.

Land Title Risk. Certain energy companies in which the Company invests may require large areas of land to install and operate their equipment and associated infrastructure. The rights to use the necessary land may be obtained through freehold title, easements, leases and other rights of use. Different jurisdictions adopt different systems of land title, and in some jurisdictions it may not be possible to ascertain definitively who has the legal right to enter into land tenure arrangements. In addition, the grantor’s fee interests in the land which is the subject of such easements and leases are or may become subject to mortgages securing loans, other liens (such as tax liens) and other lease rights of third parties (such as leases of oil, gas, coal or other mineral rights). As a result, an energy company’s rights under such leases or easements are or may be subject and subordinate to the rights of third-parties. It is also possible that a default by the grantor under any mortgage could result in a foreclosure on the grantor’s interest in the property and thereby terminate the company’s right to the leases and easements that are required for it to operate. Similarly, it is possible that a government authority, as the holder of a tax lien, could foreclose upon a parcel and take possession of the portion of the company’s investment located on such parcel. The rights of a third-party pursuant to a superior lease (such as leases of oil, gas, coal or other mineral rights) could also result in damage to or disturbance of the physical assets of a company’s investment or require relocation of investment assets. If any company were to suffer the loss of all or a portion of their underlying real estate interests or equipment as a result of a foreclosure by a mortgagee or other lienholder of a land parcel, or damage arising from the conduct of superior leaseholders, such company’s operations and revenues may be adversely affected. In addition, any declaration of native title or other indigenous rights in respect of land on which companies are located may adversely affect the owner or occupier of that land. It may not be possible to mitigate or remove a risk associated with indigenous claims.

Hydraulic Fracturing. Certain entities in which the Company invests may use hydraulic fracturing in their core programs. Hydraulic fracturing typically involves the injection of water, sand or other proppants, and additives under pressure into rock formations in order to stimulate hydrocarbon production. Certain entities in which the Company invests may find that the use of hydraulic fracturing is necessary to produce commercial quantities of oil and natural gas from reservoirs in which they operate.

It is likely that the Company will invest in entities and businesses that have operations in the United States where there have been a number of initiatives and proposed initiatives at the federal, state and local level to ban or regulate hydraulic fracturing and to study the environmental impacts of hydraulic fracturing and the need for further regulation of the practice. For example, debate exists over whether certain of the chemical constituents in hydraulic fracturing fluids may contaminate drinking water supplies, with some members of the United States Congress and others proposing to revisit the exemption of hydraulic fracturing from the permitting requirements of the United States Safe Drinking Water Act (the “SDWA”). Eliminating this exemption could establish an additional level of regulation and permitting at the federal level that could lead to operational delays or increased operating costs for those companies and could result in additional regulatory burdens that could make it more difficult to perform hydraulic fracturing and increase a company’s costs of compliance and doing business. Even in the absence of new legislation, the United States Environmental Protection Agency (the “EPA”) recently asserted the authority to regulate hydraulic fracturing involving the use of diesel additives under the SDWA’s Underground Injection Control Program.

Scrutiny of hydraulic fracturing activities continues in other ways, with the EPA having commenced a multi-year study of the potential environmental impacts of hydraulic fracturing on drinking water, the initial results of which were made available in December 2012. Hydraulic fracturing operations require the use of substantial volumes of water and the disposal or recycling of water that has been used in operations. The United States Clean Water Act (the “CWA”) restricts the discharge of produced waters and other pollutants into waters of the United States and requires permits before any pollutants may be discharged. The CWA and comparable state laws and regulations in the United States provide for penalties for unauthorized discharges of pollutants including produced water, oil, and other hazardous substances. Compliance with and future revisions to requirements and permits governing the use, discharge, and recycling of water used for hydraulic fracturing may increase a company’s costs and cause delays, interruptions or terminations of its operations which cannot be predicted.

Initiatives by the EPA and other regulators in the United States and elsewhere to expand or implement regulation of hydraulic fracturing, together with the possible adoption of new laws or regulations that significantly restrict hydraulic fracturing, could result in delays, eliminate certain drilling and injection activities, make it more difficult or costly for a company to perform hydraulic fracturing, increase the company’s costs of compliance and doing business, and delay or prevent the development of unconventional hydrocarbon resources from shale and other formations that are not commercial without the use of hydraulic fracturing. In addition, there have been proposals by non-governmental organizations to restrict certain buyers from purchasing oil and natural gas produced from wells that have utilized hydraulic fracturing in their completion process, which could negatively impact a company’s ability to sell its production from wells that utilized these fracturing processes. These effects on a company’s operations could have a material adverse effect on the financial condition of the Company and the value of the Shares. The Company may also be exposed to substantial risk of loss as a result of environmental claims against a company in which it invests.

There may be similar and/or more onerous approaches taken to regulate hydraulic fracturing in other jurisdictions in which the Company makes investments.

Key Inputs. The operations of the businesses in which the Company invests may rely on access to certain key inputs such as strategic consumables, raw materials and drilling and processing equipment. The inability to obtain such key inputs in a timely manner could delay or reduce a company’s production, which could have an adverse impact on its results of operations and financial condition. Periods of high demand for such supplies can result in periods when availability of supplies are limited and cause costs to increase above normal inflation rates. Any interruption to supplies or increase in costs could adversely affect the operating results and cash flows of the Company’s investments and therefore of the Company.

Independent Contractors. Independent contractors are typically used in operations in the energy industry to perform various operational tasks, including carrying out drilling activities and delivering raw commodities to processing or beneficiation plants. In periods of high commodity prices, demand for such contractors may exceed supply resulting in increased costs or lack of availability of key contractors. Disruptions of operations or increased costs also can occur as a result of disputes with contractors or a shortage of contractors with particular capabilities. Additionally, since a business in which the Company invests may not have the same control over independent contractors as they may have over their own employees, there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. Any of the foregoing circumstances could have a material adverse effect on the business in which the Company invests, and ultimately the Company’s, operating results and cash flows.

Natural Disasters, Terrorist Acts and Similar Dislocations. Upon the occurrence of a natural disaster such as flood, hurricane, or earthquake, or upon an incident of war, riot or civil unrest, the impacted country may not efficiently and quickly recover from such event, which can have a materially adverse effect on companies in which the Company invests and other developing economic enterprises in such country. Terrorist attacks and related events can result in increased short-term economic volatility. U.S. military and related actions in Afghanistan and Iraq, other events in the Middle East, and terrorist actions worldwide could have significant adverse effects on U.S. and world economies and securities markets. The effects of future terrorist acts (or threats thereof), military action or similar events on the economies and securities markets of countries cannot be predicted. Such disruptions of the world financial markets could affect interest rates, ratings, credit risk, inflation and other factors relating to the Company’s investments.

Availability of Insurance for Certain Catastrophic Losses. Certain losses of a catastrophic nature, such as wars, natural disasters, terrorist attacks, or other similar events, may be either uninsurable or, insurable at such high rates that to maintain such coverage would cause an adverse impact on the energy companies’ related investments. In general, losses related to terrorism are becoming harder and more expensive to insure against. Most insurers are excluding terrorism coverage from their all-risk policies. In some cases, the insurers are offering significantly limited coverage against terrorist acts for additional premiums which can greatly increase the total costs of casualty insurance for a company’s investment and/or project. As a result, not all projects or investments may be insured against terrorism. If a major uninsured loss occurs, the Company could lose both invested capital in and anticipated profits from the affected investments.

General U.S. and Non-U.S. Regulatory Risks. The global energy industry is subject to comprehensive U.S. and non-U.S. federal, state and local laws and regulations. Existing and future statutes and regulations could give rise to increased expenditures and decreased revenues, as well as restrictions and delays that could materially and adversely affect the issuers and prospects of the Company. There can be no assurance that (i) existing regulations applicable to issuers will not be revised or reinterpreted; (ii) new laws and regulations will not be adopted or become applicable to issuers; (iii) the technology and equipment selected by issuers to comply with current and future regulatory requirements will meet such requirements; (iv) such issuer’s business and financial conditions will not be materially and adversely affected by such future changes in, or reinterpretation of, laws and regulations (including the possible loss of exemptions from laws and regulations); or (v) regulatory agencies or other third parties will not bring enforcement actions in which they disagree with regulatory decisions made by other regulatory agencies. Any of the foregoing events could have a material adverse effect on the financial condition and business operations of the companies in which the Company invests.

Environmental Matters. Environmental laws, regulations and regulatory initiatives play a significant role in the energy industry and can have a substantial impact on investments in this industry. For example, global initiatives to minimize pollution have played a major role in the increase in demand for natural gas and alternative energy sources, creating numerous new investment opportunities. Conversely, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. The energy industry will continue to face considerable oversight from environmental regulatory authorities. The Company may invest in companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements.

There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on companies in which the Company invests or the Company’s potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of such companies will not cause injury to the environment or to people under all circumstances or that the companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a company, and there can be no assurance that companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of such companies could also result in material personal injury or property damage claims.

Environmental Liabilities. Energy companies in which the Company invests risk exposure to the liabilities and obligations associated with and arising from environmental hazards, such as oil spills, gas leaks, ruptures and discharges of petroleum products and hazardous substances, mining accidents and historic disposal activities and other contamination from historic operations. These environmental hazards could expose companies to material liabilities (including litigation) for property damage, personal injury or other environment-related losses, including the cost of investigating and remediating contaminated property. Any of these events may have a material adverse effect on the financial condition and business operations of the companies in which the Company invests.

The Company also may be liable for environmental damage caused by previous owners or operators of any property it or any of its issuers may purchase. Additionally, environmental claims with respect to a specific investment by the Company may exceed the value of such investment, and under certain circumstances, subject the other assets of held by the Company to such liabilities. Even in cases where the Company or a company in which the Company invests is indemnified by a third-party against liabilities arising out of violations of environmental laws and regulations or other environmental conditions, there can be no assurance as to the financial ability of such third-parties to satisfy such indemnities or the ability of the Company to achieve enforcement of such indemnities.

Finally, a variety of stringent U.S. and non-U.S. federal, state and local laws and regulations govern the environmental aspects of the energy industry. Any noncompliance with these laws and regulations could subject the companies in which the Company invests to material administrative, civil or criminal penalties or other liabilities. Moreover, these companies may be susceptible to litigation challenges brought by local groups or environmental conservation groups. There can be no assurance that the Company’s investments will not be subject to or affected by such claims.

Investments in Companies in Regulated Industries. Certain industries are heavily regulated. The Company will make investments in companies operating in industries that are subject to greater amounts of regulation than other industries generally. Investments companies that are subject to greater amounts of governmental regulation pose additional risks relative to investments in other companies generally. Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures. If a company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines. A company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a company’s business, and governments may be influenced by political considerations and may make decisions that adversely affect a company’s business. Additionally, certain companies in which the Company invests may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject any such company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a company’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any such company’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of any such company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may bring scrutiny and attention to the Company and/or the Investment Advisers, which could adversely affect the Company’s ability to implement its investment objective.

Effects of Ongoing Changes in the Utility Industry. The Company may make investments in companies operating in the electric utility industry both in the United States and abroad. In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas and other factors. In response, for example, the Federal Energy Regulatory Commission (the “FERC”) has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity; similar actions are being taken or contemplated by regulators in other countries. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. To the extent competitive pressures increase and the pricing and sale of electricity assume more characteristics of a commodity business, the economics of independent power generation projects into which the Company may invest may come under increasing pressure. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in the independent power industry. In addition, independent power producers may find it increasingly difficult to negotiate long-term power sales agreements with solvent utilities, which may affect the profitability and financial stability of independent power projects.

There can be no assurance that (i) existing regulations applicable to electric utility issuers will not be revised or reinterpreted; (ii) new laws and regulations will not be adopted or become applicable to electric utility issuers; (iii) the technology and equipment selected by such issuers to comply with current and future regulatory requirements will meet such requirements; (iv) such issuers’ business and financial conditions will not be materially and adversely affected by such future changes in, or reinterpretation of, laws and regulations (including the possible loss of exemptions from laws and regulations) or any failure to comply with such current and future laws and regulations; or (v) regulatory agencies or other third parties will not bring enforcement actions in which they disagree with regulatory decisions made by other regulatory agencies.

Federal Power Act; Natural Gas Act; State Regulations. Companies owning or operating electric generation and transmission assets may separately be subject to regulatory requirements under the Federal Power Act, as amended (the “FPA”), other federal utility statutes, state and local public utility laws. These laws may require regulatory approval for the issuance of certain securities that the Company may hold, as well as requiring regulatory approval before the Company may exercise certain remedies, such as foreclosure, with respect to its investments in regulated entities. In addition, as regulated entities, the companies in which the Company may be invested may be restricted from earning additional revenues or recovering certain costs as a result of ratemaking decisions by their applicable federal or state regulators.

The FPA grants FERC jurisdiction over the transmission of electricity in interstate commerce, the sale of electricity at wholesale in interstate commerce, and all facilities for such transmission or sale. The FPA prohibits “public utilities” (entities that own or operate facilities subject to FERC jurisdiction) from selling, leasing, merging or consolidating jurisdictional facilities, and from buying or acquiring securities of other public utilities, without first obtaining FERC approval. The FPA also requires prior FERC approval for public utilities to issue any security, or to assume any obligation or liability as guarantor, indorser, surety or otherwise in respect to the security of another person. Rates, charges and other terms for transmission services and for wholesale sales by public utilities are subject to the FERC’s supervision. Certain wholesale generating companies may obtain market-based rate authority, enabling companies to price based upon market conditions. The FERC also is responsible for licensing and inspecting private, municipal and state-owned hydroelectric projects.

Companies owning or operating natural gas transportation or storage facilities may be subject to regulatory requirements under the Natural Gas Act, as amended (the “NGA”). The NGA grants the FERC jurisdiction over the transportation of natural gas in interstate commerce, among other things. While the FERC has jurisdiction over the rates charged for interstate transportation and storage services, in most cases, owners of certain natural gas storage facilities may obtain market-based rate authority, enabling companies to price based upon market conditions. The FERC also has authority over facility construction, and no such construction can occur without FERC authorization under the NGA. FERC also regulates the rates and practices of oil and oil-products pipeline companies engaged in interstate transportation under the Interstate Commerce Act, as amended. However, unlike under the FPA, the FERC does not have jurisdiction to review securities issuances or the acquisition of the ownership of natural gas transportation or storage companies or oil pipeline companies, but operating and construction certificates granted by FERC to such entities may not be transferred without prior FERC approval.

On the state level, most state laws require approval from the state commission before an electric utility operating in the state may divest or transfer electric generation or distribution facilities. These laws also grant authority to the state commissions to regulate the financial activities of electric utilities selling electricity to consumers in their states. Certain states also regulate the transfer of other electric facilities and financing activities by the owners of such facilities. These laws (and regulators administering such laws) may establish the rates that a state-regulated utility may charge for its services, and state regulatory approval may be required for securities issuances by such utilities or for the acquisition of such securities, including as part of foreclosure or other actions.

Regulatory Approvals and Related Matters. The Company may invest in companies it believes have obtained all material energy-related federal, state, local or non-U.S. approvals required as of the date thereof to acquire and operate its assets. In addition, the Company may require the consent or approval of applicable regulatory authorities in order to acquire or hold particular companies. This is particularly true in connection with the Company’s investments in companies undergoing foreclosure proceedings. A company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customer(s) or for other reasons. There can be no assurance that the Company or a company in which the Company invests will be able (i) to obtain all required regulatory approvals that it does not yet have or that it may require in the future; (ii) to obtain any necessary modifications to existing regulatory approvals; or (iii) to maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of the facility or sales to third parties or could result in additional costs to a company.

Regulatory changes in a jurisdiction where a company in which the Company invests is located may make the continued operations of such company infeasible or economically disadvantageous and any expenditure made to date by such company may be wholly or partially written off. The locations of the companies’ investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by these companies and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the companies, which could materially and adversely affect returns to the Company.

Regulation of Greenhouse Gases. There is a growing consensus in the United States and globally that emissions of greenhouse gases (“GHGs”) are linked to global climate change; this consensus may lead to more stringent regulation of GHGs in the future. Increased public concern and mounting political pressure may result in more international, United States federal or United States regional requirements to reduce or mitigate the effects of GHGs. For example, the state of California has enacted legislation (A.B. 32), and pursuant to A.B. 32 has implemented regulations, for a broad-based cap-and-trade program that has now been operating since 2013. States in the Northeast United States, under the Regional Greenhouse Gas Initiative (“RGGI”), have implemented rules to stabilize and reduce emissions of GHGs from fossil fuel-fired power plants. RGGI allows each state flexibility in the distribution of its carbon dioxide allocations. There have been a number of legislative proposals in the United States Congress to regulate GHGs. In addition, the United States Supreme Court in Massachusetts v. Environmental Protection Agency ruled in 2007 that the United States Clean Air Act authorizes regulation of GHGs by the United States Environmental Protection Agency (“EPA”). In the Obama administration, the EPA has promulgated several rules to address GHG emissions, and has recently proposed additional rules to address GHGs from new and existing coal-fired power plants; such regulations and proposed regulations have been, and many continue to be, the subject of litigation. Changes in the regulation of GHGs could impact companies in which the Company invests or make any future investments by the Company undesirable.

Political and Societal Challenges. Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Concerns regarding some of the techniques used in the extraction of shale gas in order to enhance recovery, such as the use of natural gas hydraulic fracturing (also known as “fracking”) may also arise, which may require governmental permits or approvals and which have recently been the subject of heightened environmental concerns and public opposition in some jurisdictions (as more fully described above). The failure of a company in which the Company invests to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.

Tax Regulation. It is possible that new U.S. or non-U.S. taxes on the energy industry could be implemented and/or U.S. or non-U.S. tax benefits could be eliminated or reduced, reducing the profitability of issuers and their available cash flow. In addition to the short-term negative impact on the financial results of issuers, such additional burdens, if enacted could reduce the funds available to issuers for reinvestment and thus ultimately reduce their growth and future energy and power production and generation.

Tax Incentives. Certain federal income tax deductions currently available with respect to oil and natural gas exploration and development may be eliminated as a result of future legislation. Changes contained in certain of President Obama’s budget proposals include the elimination of certain key U.S. federal income tax preferences currently available to oil and gas exploration and production companies. Given the current political climate, however, it is unclear whether any such changes will be enacted or how soon such changes could be effective. Notwithstanding this uncertainty, the passage of any legislation as a result of budget proposals, or any other similar change in U.S. federal income tax law could eliminate certain tax deductions that are currently available with respect to oil and gas exploration and development, and any such change could negatively affect issuers’ financial condition and business operations, and, in turn, the Company’s investments.

Political, Legal and Commercial Instability. The Company may invest globally and may invest in businesses that have operations in regions with varying degrees of political, legal and commercial stability. These regions may include, but are not limited to, the Commonwealth of Independent States, the Middle East, Africa, Asia and Latin America. Political, civil and social pressures may result in administrative change, policy reform and/or changes in law or governmental regulations, which in turn can result in expropriation or nationalization of the investments of a company in which the Company invests and/or adversely affect the value or liquidity of such company’s investments or such company’s underlying business. These events could also adversely affect the Company’s ability to obtain leverage. Renegotiation or nullification of pre-existing agreements, concessions, leases and permits held by the Company’s underlying investment entity or businesses, changes in fiscal policies (including increased tax or royalty rates) or currency restrictions are all possibilities. Commercial instability caused by bribery and corruption and more generally underdeveloped corporate governance policies in their various guises can lead to similar consequences, any of which could have a material adverse effect on a such company’s profitability, ability to finance itself, or, in extreme cases, its viability which could, in turn, have a material adverse effect on the Company’s financial condition.

In addition, fiscal constraints or political pressure may also lead governments to impose increased taxation or other charges on operations in the resources sector or to nationalize operations within a given jurisdiction. Such taxes, royalties or expropriation of investments could be imposed by any jurisdiction in which a company operates. If operations are delayed or shut down as a result of political, legal or commercial instability, or if the operations of a company are subjected to increased taxation, royalties or expropriation, it could have a material adverse effect on the underlying results of operations or financial condition of that company, which could, in turn, have a material adverse effect on the Company’s financial condition.

Further, government consents or notification may be required for investments or divestments by the Company in certain companies which may make it challenging and costly for the Company to make new investments or realize existing investments on a timely basis or at all which could, in turn, have a material adverse effect on the Company’s financial condition and the value of the Shares.

Sovereign Risk. The right of certain companies in which the Company invests to extract mineral resources, generate, deliver or sell energy or related services and equipment may be granted by, or derive from approval by, governmental entities and are subject to special risks, including the risk that the relevant governmental entity will exercise sovereign rights and take actions contrary to the rights of company. There can be no assurance that the relevant governmental entity will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of any company in which the Company invests.

Hedging Policies and Commodities Price Risks. In connection with certain investments, the Company or the companies in which it invests may employ hedging techniques designed to reduce the Company’s equity, currency, commodity price, interest rate exposure or other investment risks or as a means of structuring an investment in a company in light of applicable legal, tax or regulatory considerations.

If the Company or company engages in any such hedging activities, it may be exposed to credit-related losses in the event of non-performance by counterparties to the physical or financial instruments. Additionally, if commodity prices, interest rates or exchange rates increase above or decrease below those levels specified in any future hedging agreements, such hedging arrangements may prevent the Company or company from realizing the full benefit of such increases or decreases. In addition, any future commodity hedging arrangements could cause the Company or company to suffer financial loss if it is unable to produce sufficient quantities of the commodity to fulfill its obligations, if it is required to pay a margin call on a hedge contract or if it is required to pay royalties based on a market or reference price that is higher than the Company’s or company’s fixed ceiling price.

To the extent that risk management activities and hedging strategies are employed to address commodity prices, exchange rates, interest rates or other risks, risks associated with such activities and strategies, including counterparty risk, settlement risk, basis risk, liquidity risk and market risk, could impact or negate such activities and strategies, which would have a negative impact on the Company’s overall performance.

Risks Relating to Investment Strategies and Investments

Debt Instruments Risk. The Company may invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. General interest rate fluctuations may have a substantial negative impact on the Company’s investments and investment opportunities and accordingly may have a material adverse effect on the Company’s investment objective and the rate of return on invested capital. The securities in which the Company will invest have valuations which are based on numerous factors, including energy industry fundamentals and specific company characteristics. However, such securities are also susceptible to fluctuations in interest rates and, like treasury bonds, the prices of securities can increase when interest rates fall and decline when interest rates rises. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “—Risks Relating to Investment Strategies and Company Investments—Credit Risk.”

The Company may invest in loans and other similar forms of debt. Such forms of indebtedness may be different from traditional debt securities in that debt securities are typically part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Company may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Company assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Company participates may have different and sometimes superior rights to those of the Company. Where the Company invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Company will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Company enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances the Company will benefit from any set-off between the lender and the borrower. Claims by third parties arising from these and other risks may be borne by the Company.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Company invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels (due to perceived market dislocations or otherwise) is no guarantee that these assets will not be trading at even lower levels at a future time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Company invests.

Senior Loan Risk. The Company’s investments in senior loans involve a high degree of risk of loss of capital. The factors affecting an issuer’s senior loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other debt of an issuer. Senior loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Company’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Any secured debt is generally secured only to the extent of its lien and only to the extent of the value of the underlying assets on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

Although the amount and characteristics of the underlying assets selected as collateral may allow the Company to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold it is possible that the proceeds of such sale or disposition will not be equal to the amount of principal and interest owing to the Company in respect to its investment. In some instances, the Company may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates.

The Company may acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Company may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Company may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Subordinated and Unsecured or Partially Secured Loan Risk. The Company may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Credit Risk. The Company’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Company and a reduction in the value of the debt investments experiencing non-payment. The Company may also invest in leveraged loans, high-yield securities and other unsecured investments, each of which involves a higher degree of risk than senior loans.

Although the Company may invest in investments that the Investment Advisers believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated.

In addition, in the event of bankruptcy of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. One of the protections offered in certain jurisdictions in such proceedings is a stay on required payments on such securities or loans. A stay on payments to be made on the assets of the Company could adversely affect the value of those assets and the Company itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Company of its entire investment in any particular investment. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. Under certain circumstances, collateral securing an investment may be released without the consent of the Company.

Moreover, the Company’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Company may not have priority over other creditors as anticipated. As discussed above under “—Risks Relating to Investment Strategies and Company Investments—Subordinated and Unsecured or Partially Secured Loan Risk,” the Company’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a company’s ability to repay the principal of an investment may be dependent upon a Liquidity Event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Company invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Company expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Interest Rate Risk. The Company is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Company’s investments and investment opportunities and, accordingly, have a material adverse effect on the Company’s investment objective and the Company’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Company’s financing needs, if any.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Risks of Build-Ups, Early-Stage and Technology-Related Investments. The Company may invest in the debt of companies that are at a conceptual or early stage of development or that have little or no operating history; offer services or products that are not yet developed or ready to be marketed or that have no established market; are operating at a loss or have significant fluctuations in operating results; are engaged in a rapidly changing business; and need substantial additional capital to set up infrastructure, hire management and personnel, develop product prototypes, support expansion or achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities and a larger number of qualified managerial and technical personnel.

The Company may invest a significant portion of its assets in the debt of smaller, less-established companies. Investments in such companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Company, such securities may be subject to more abrupt and erratic market price movements than those of larger, more-established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. Less established companies tend to have lower capitalizations and fewer resources, and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Company’s other assets. The Company has not established any minimum size for the companies in which it will invest.

The Company anticipates that it may make investments, from time to time, in the debt securities of companies engaged in providing high technology equipment and services to the oil and gas industry. The technology in this industry is characterized by rapid change, evidenced by rapidly changing market conditions and participants, new competing products and improvements in existing products. Accordingly, energy technology companies may face special risks of product obsolescence. There can be no assurance that products sold by such companies will not be rendered obsolete or adversely affected by competing products or that the companies will not be adversely affected by other challenges inherent in the sector.

Credit Ratings Risk. Credit ratings represent only the opinion of the rating agency with respect to the ability of a company to make principal and interest payments on its securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated or improved since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating agency changes the rating assigned to one or more of the Company’s investments, the Company is not required to sell the relevant securities.

Covenant Breach Risk. A borrower may fail to satisfy financial or operating covenants imposed by the Company or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Company holds. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Company’s investment or result in a pre-payment (in whole or in part) of the Company’s investment. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company.

Prepayment and Maturity Extension Risk. Prepayment risk occurs when a debt investment held by the Company can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Company invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Company reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Company purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Company buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Company. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other debt securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

High-Yield Instruments Risk. The Company may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. Investments in such securities are subject to greater risk of loss of principal and interest than higher-rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher-rated. The market for high-yield instruments may be smaller and less active than those that are higher-rated, which may adversely affect the prices at which the Company’s investments can be sold and result in losses to the Company, which, in turn, could have a material adverse effect on the performance of the Company. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Company may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments.

The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. The Company may invest in issuers of high-yield instruments that are not protected by covenants or limitations on additional indebtedness of the issuer. Major economic recessions such as those recently experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Distressed Investing and Event-Driven Risk. The Company intends to invest in securities and other obligations of companies that may have significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant income and returns for the Company, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Company will correctly evaluate the value of the assets collateralizing the Company’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Company invests, the Company may lose its entire investment, may be required to accept cash or securities with a value less than the Company’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

In certain circumstances the execution of a distressed investing strategy involves the ability of the Investment Advisers to identify and exploit the relationships between movements in different instruments within an issuer’s or borrower’s capital structure (e.g., senior bank debt, second liens, debt instruments and other obligations, convertible and non-convertible senior and subordinated debt, preferred equity and common stock). Identification and exploitation of these opportunities involve uncertainty. In the event that the perceived pricing inefficiencies underlying the investments of an issuer held by the Company were to fail to materialize as expected by the Investment Advisers, the Company could incur a loss.

The Company may also invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macroeconomic event impacting relevant markets) or an event that is specific to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the Company to make judgments concerning (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Company’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, significant losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Company had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring, which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Company of the investment in respect of which such distribution was made.

Non-Performing and Distressed Nature of Debt. It is anticipated that certain debt instruments purchased by the Company will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Company may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

The Company may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Company’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

Market Price Inefficiency Risk. The Company will seek investment opportunities based on what the Investment Advisers perceive as market inefficiencies. However, recognizing market inefficiencies requires a high level of market expertise and is inherently difficult because it requires the recognition of information that the majority of market participants have not identified. The Company may not effectively recognize market inefficiencies, and even if it does, the market may not correct as the Company predicts, either of which could result in significant losses to the Company.

Limited Number of Investment Opportunities Risk. The Company may participate in a limited number of investments. Beyond the asset diversification requirements associated with the Company’s qualification as a RIC under Subchapter M of the Code, the Company does not have fixed guidelines for diversification, and while the Company is not targeting any specific industries, the Company’s investments may be concentrated in relatively few industries or issuers. Shareholders have no assurance as to the degree of diversification of the Company’s investments, either by number, geographic region, asset type or sector. These risks may be further pronounced in cases in which an investment is secured by a relatively small or less diverse pool of underlying assets. Certain geographic regions, industries and/or sectors may be more adversely affected by economic pressures when compared to other geographic regions, industries and/or sectors. As the Company is focused on the energy industry, the value of the Company’s portfolio will be particularly susceptible to fluctuations in such industry. As a consequence, the aggregate return of the Company may be adversely affected by the unfavorable performance of one or a small number of investments, geographic regions, industries and/or sectors or unfavorable developments in one or a small number of geographic regions or sectors or the energy industry overall.

Mezzanine Investments Risk. The Company may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-

default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. In the event of an unsuccessful reorganization by the issuer, the Company will have no assurance (as do those distressed investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to the Company’s investments will achieve their desired effect. Certain investments of the Company may not have all of the characteristics targeted by the Company. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.

Bank Loans and Participations. A portion of the Company’s assets may be invested in bank loans and participations in bank loans. These obligations are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; and (v) limitations on the ability of the Company to directly enforce its rights with respect to participations. The loans invested in by the Company may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Company may make investments in stressed or distressed bank loans, which are often less liquid than performing bank loans

Successful claims by third-parties arising from these and other risks may be borne by the Company. Bank loans are frequently traded on the basis of standardized documentation, which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority that monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Company.

In purchasing participations, the Company may have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Company may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Company may assume the credit risk of both the borrower and the institution selling the participation to the Company. In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Company to make or hold any investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Company to become a direct lender.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company’s ability to achieve its investment objective.

Covenant-Lite Loans Risk. Although the Investment Advisers generally expect the loan documentation of most of the Company’s investments to include both incurrence and maintenance-based covenants, there may be instances, such as those investments purchased by the Company on the secondary market, in which the Company invests in covenant-lite loans. An investment by the Company in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. As a result, the Company’s exposure to losses may be increased, which could result in an adverse impact on the Company’s return to Shareholders.

Bridge Financings Risk. From time to time, the Company may lend to issuers on a short-term, unsecured basis or otherwise invest on an interim basis in the issuer in anticipation of a future issuance of long-term debt securities or other refinancing or syndication. Such bridge financings would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Company’s control, such long-term securities issuance or other refinancing may not occur and such bridge financings may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the unsecured position taken by the Company.

Issuer-Specific Risk. Before making investments, the Investment Advisers intend to conduct due diligence that they deem appropriate based on the facts and circumstances applicable to each investment. Due diligence may entail evaluation of important and complex business, financial, tax, accounting, and legal and regulatory issues. Outside consultants, legal advisors, accountants, investment banks and other third-parties may be involved in the due diligence process to varying degrees depending on the type of investment. Such involvement of third-party advisors or consultants may present a number of risks primarily relating to the Investment Advisers’ reduced control of the functions that are outsourced. In addition, if the Investment Advisers are unable to timely engage third-party providers, their ability to evaluate and acquire more complex targets could be adversely affected. The due diligence investigation that the Investment Advisers carry out with respect to any investment opportunity may be limited and may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity.

With respect to secondary purchases or other market-based investments expected to comprise a significant part of the Company’s portfolio, the Investment Advisers intend to rely on publicly-available information when conducting due diligence. Although believed to be reliable for the purposes used, there can be no assurance that publicly available information will be accurate or complete. The Company may be adversely affected by the inaccuracy, incompleteness or unavailability of such information.

Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Company or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss to the Company, including if its investment in such issuer is cancelled, unwound or acquired (which could be without what the Company considers to be adequate compensation).

The Company is also subject to the risk that a company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Company’s interests as a debt investor. A company may make decisions that could decrease the value of the Company’s portfolio holdings. The Company may not be able to dispose of its interests in an issuer as readily as it would like or at an appropriate valuation, if it invests in non-traded companies.

Equity Securities Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common stock and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, dividends on common equity securities which the Company may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Company invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. The value of a particular equity security held by the Company may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services.

The Company’s investments in equity securities generally involve a high degree of business or financial risk. The companies in which the Company invests may be startups in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Company may invest in equity securities of companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such companies. The Company may invest in equity securities of companies that require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. These companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

Dividends. The Company may invest in equity securities from time to time. Dividends relating to these equity securities may not be fixed, but may be declared at the discretion of a company’s board of directors. There is no guarantee that a company in which the Company invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.

Derivatives Risk. The Company’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Company, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Company’s portfolio; the loss of principal; the possible default of the counterparty to the transaction, known as “counterparty risk”; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Company is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Company will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivative investments generally give rise to a form of financial leverage, which will magnify the Company’s risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of CNL and the Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to the Company’s derivative investments would not be available to the Company for other investment purposes, which may result in lost opportunities for gain.

As discussed further below under “—Risks Relating to the Company’s Investment Program—Legal and Regulatory Risks,” the Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Company to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Company engages in derivative transactions could also prevent the Company from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Company.

Swap Risk. The Company may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets, and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Company is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The Company will “cover” its swap positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity. If and limitations on purchasing or selling securities to other clients of CNL, the Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of the Company’s, CNL’s or the Sub-Adviser’s affiliates are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Company would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Company pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Company bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Company would typically have to post collateral to cover this potential obligation.

Options and Futures Risk. The Company may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Company’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Company may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Company may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Company will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts involves risk of loss to the Company. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Company to substantial losses. Successful use of futures also is subject to CNL’s and the Sub-Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Securitization Assets Risk. The Company’s investments may include collateralized loan obligations (“CLOs”) and other securitizations (including “equity” or residual tranches; and in such cases a double layer of fees and expenses would be borne by investors in the Company), which are generally limited recourse obligations of an issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuers or proceeds thereof. Consequently, holders of equity or other instruments or obligations issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CLO debt tranches, trust preferred securities or instruments, insurance surplus notes, asset-backed securities or instruments, mortgages, REITs, high-yield bonds, mezzanine debt, second lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. Securitization Vehicles are typically actively managed by an investment advisor, and as a result the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment advisor. The aggregate return on the CLO equity instruments will depend in part upon the ability of each investment advisor to actively manage the related portfolio of Securitization Assets.

In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risk of Leveraged Loan Market Price Decline. Prior to the onset of the financial crisis, CLOs holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is the Company’s understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the leveraged loan market may experience similar disruption or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, the Company may suffer unrealized depreciation and could incur realized losses in connection with the sale of the Company’s syndicated loans, which could have a material adverse impact on the Company’s business, financial condition and results of operations.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Repurchase Agreements Risk. Subject to its investment objective and strategies, the Company may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Company of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Company will sell the securities back to the institution at a fixed time in the future. The Company does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Company seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Company may seek to liquidate such collateral. However, the exercise of the Company’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Company could suffer a loss.

Reverse Repurchase Agreements Risk. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Company has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Company may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Company may be adversely affected. Also, in entering into reverse repurchase agreements, the Company would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Company’s NAV will decline, and, in some cases, the Company may be worse off than if it had not used such instruments.

Risks Associated with Short Sales. The Company may engage in short sales. Selling investments short runs the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of an investment may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over market price. In addition, the supply of investments which can be borrowed fluctuates from time to time. The Company may be subject to losses if a counterparty or other lender demands return of the lent investments and an alternative lending source cannot be found or if the Company, as the case may be, is otherwise unable to borrow funds which are necessary to hedge its positions. The ability to sell investments short, should it become necessary or appropriate to do so, may be a useful element of the Company’s management of certain investments.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Company’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Company’s average maturity is longer, under certain market conditions the Company may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, economic events within the U.S. may negatively impact the value of U.S. government debt securities.

Counterparty Risk. The Company’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Company deals, whether in exchange-traded or OTC transactions. The Company may be subject to the risk of loss of Company assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Company, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the fund and hence such entity should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Company might recover, even in respect of property specifically traceable to the Company, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Company. Such events would have an adverse effect on the Company’s NAV.

The Company’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Company and its NAV.

Liquidity Risk. The Company may invest without limit in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Company within seven days in the ordinary course of business at approximately the amount at which the Company has valued the securities. The Company may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Company’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. The Investment Advisers’ judgment may play a greater role in the valuation process. Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Company, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Company to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Company would bear market risks during that period.

Valuation Risk. Given that the assets of the Company may at any time include investments which are very thinly traded, for which no market exits or which are restricted as to their transferability under applicable laws or regulations, the Company’s investments may be extremely difficult to value accurately. Furthermore, because of overall size or concentration in particular sectors or positions, the value at which the Company’s investments can be liquidated may differ, sometimes significantly, from the assigned valuation of such investments. There may be a relative scarcity of market comparables on which to base the value of the Company’s investments. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Company. As a result, the Company may be subject to the risk that when a loan, bond or other debt security is sold in the market, the amount received by the Company is less than the value of such loan, bond or other debt security carried on the Company’s books.

Investments in Highly Leveraged Companies Risk. The Company is expected to invest in companies whose capital structures may have significant leverage (which may include substantial leverage senior to the Company’s investments), a considerable portion of which may be at floating interest rates. The leveraged capital structure of such companies will increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or further deteriorations in the financial condition of the company or its industry. This leverage may result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged companies. In using leverage, these companies may be subject to terms and conditions that include restrictive financial and operating covenants, which may impair their ability to finance or otherwise pursue their future operations or otherwise satisfy additional capital needs. Moreover, rising interest rates may significantly increase the company’s interest expense, or a significant industry downturn may affect a company’s ability to generate positive cash flow, in either case causing an inability to service outstanding debt. Such leverage, when combined with the Company -level leverage described below, will serve to magnify both the Company’s opportunities for gain and its risk of loss from a particular investment.

Leverage Risk. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Company may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred shares) of the Company’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Company’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Company may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Company’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Company may issue preferred shares to 50% of the Company’s total assets (less the Company’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Company’s total assets for purposes of the 33 1/3% and 50% limits. The Company will “cover” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Company may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Company may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the views of the Investment Advisers, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Company maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Company’s use of leverage could create the opportunity for a higher income and return for investors but would also result in special risks for investors and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Company’s income and return may be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Company’s income and return will be less than if leverage had not been used. There can be no assurance that the Company will use leverage or that its leveraging strategy will be successful during any period in which it is employed.

Illustration. The following table illustrates the effect of leverage on returns from an investment in Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $[—] million in average total assets, (ii) a weighted average cost of funds of [—]%, (iii) $[—] million in borrowings outstanding and (iv) $[—] million in Company Shareholders’ equity. In order to compute the “Corresponding return to Company Shareholders,” the “Assumed Return on the Company’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Company. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Company in order to determine the return available to Company Shareholders. The return available to Company Shareholders is then divided by Company Shareholders’ equity to determine the “Corresponding return to Company Shareholders.” Actual interest payments may be different.

Assumed Return on the Company’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	([—])%	([—])%	([—])%	[—]%	[—]%

Similarly, assuming (i) $[—] million in average total assets, (ii) a weighted average cost of funds of [—]%, and (iii) $[—]million in borrowings outstanding, the Company’s assets would need to yield an annual return (net of expenses) of approximately
[—]% in order to cover the annual interest payments on the Company’s outstanding borrowings.

Contingent Liabilities. From time to time the Company may incur contingent liabilities in connection with an investment. For example, the Company may purchase a revolving credit facility from a lender that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Company would be obligated to fund the amounts due. The Company may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Company.

Cost of Capital and Net Investment Income Risk. If the Company uses debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, the Company can offer no assurance that a significant change in market interest rates will not have a material adverse effect on the Company’s net investment income. In periods of rising interest rates when it has debt outstanding, the Company’s cost of funds will increase, which could reduce the Company’s net investment income. The Company may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit its ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Company’s business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Company’s debt investments, particularly to the extent that it holds floating rate debt securities. Accordingly, an increase in interest rates would make it easier for the Company to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of the incentive fee payable to CNL with respect to pre-incentive fee net investment income. See “Management and Incentive Fees.”

Bankruptcy and Other Proceedings. Certain debt securities in which the Company invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Company to repay any amounts received by it with respect to the securities. In addition, under certain circumstances, payments to the Company may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If the Company, CNL or the Sub-Adviser is found to have interfered with the affairs of a company in which the Company holds a debt investment, to the detriment of other creditors or investors of such company, the Company may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Company’s claims will not be challenged vigorously and found defective in some respect, or that the Company will be able to prevail against the challenge. As such, investments in such restructurings could subject the Company to certain additional potential liabilities that may exceed the value of the Company’s original investment therein.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty, whether implied or contractual, of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or investors. Because of the nature of its investments, the Company may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, CNL or the Sub-Adviser may hold equity or other interests in companies in which the Company invests, the Company could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Reinvestment Risk. The Company may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Company receives upon the maturity or sale of an investment in a company.

Fraud Risk. A major concern when investing in loans and other debt securities is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Company to perfect or effectuate a lien on the collateral securing the loan. The Company will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Company may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Risks Relating to the Company’s Investment Program

Market and Economic Risks. The success of the Company’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Company’s investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, emerging market volatility and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S.

economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Company’s investment strategies and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Company.

No assurance can be given that current or anticipated market conditions, trends or opportunities will arise or continue, as applicable, or that the “wedge” (i.e., the growing gap between supply and demand for energy credit) will remain stable or grow during the life of the Company, since this will depend upon events and factors outside the Investment Advisers’ control. There can be no assurance that default and recovery rates experienced by companies in the energy industry relative to companies outside the energy industry will continue to compare favorably. There can be no assurance that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Company’s investments, its access to capital for leverage or the Company’s overall performance. The Company’s investment strategies and the availability of opportunities satisfying the Company’s risk-adjusted return parameters relies in part on the continuation of certain trends and conditions observed in the market for investments (e.g., the inability of certain companies to obtain financing solutions from traditional lending sources or otherwise access the capital markets) and the broader financial markets as a whole, and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by CNL, the Sub-Adviser or their affiliates will prove correct, and actual events and circumstances may vary significantly.

The Company may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Company interacts on a daily basis.

Non-U.S. Investments Risk. Non-U.S. investments involve risks not typically associated with investing in U.S. capital markets and securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Company’s non-U.S. Investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (iv) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital and the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities; (vi) less developed laws regarding corporate governance, fiduciary duties and the protection of investors; (vii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (viii) political hostility to investments by foreign or private equity investors; and (ix) less publicly available information. As a result of recent events involving Ukraine and the Russian Federation, the United States and the EU have imposed sanctions on certain Russian individuals and certain sectors of Russia’s economy. The
United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and companies in which the Company invests.

The Investment Advisers and their professionals and the Company are committed to complying with the U.S. Foreign Corrupt Practices Act (“FCPA”) and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Company may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Company to act successfully on investment opportunities.

In addition, companies in which the Company invests located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. For example, bankruptcy law and process in a non-U.S. jurisdiction may resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. Additionally, in certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. The risks of investments in emerging markets, if any, including the risks described above, are usually greater than the risks involved in investing in more developed markets.

Foreign Currency Risk. Investments made by the Company, and the income received by the Company with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Company are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Company, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Company. In addition, the Company may incur substantial costs in converting investment proceeds from one currency to another. The Company may enter into derivative transactions designed to reduce such currency risks. Furthermore, the companies in which the Company invests may be subject to risks relating to changes in currency values. If a company suffers adverse consequences as a result of such changes, the Company may also be adversely affected as a result.

CNL and the Sub-Adviser also may seek to hedge all or a portion of the Company’s foreign currency risk. However, CNL and the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Arbitrage Risk. The Company may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that CNL and the Sub-Adviser will be able to hedge the Company’s investment portfolio in the manner necessary to employ successfully the Company’s strategy.

Eurozone Risk. The Company may invest from time to time in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals, which are still under consideration and unclear in material respects, for support of affected countries and the Euro as a currency. The outcome of this situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Company in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Company. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Company.

Canadian Risk. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Market Developments. Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Company may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Company actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Company’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Company’s loans or other debt instruments and the value of its equity investments.

These developments may increase the volatility of the value of securities owned by the Company. These developments also may make it more difficult for the Company to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Company to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Company to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Company and adversely affect the Company’s NAV.

Legal and Regulatory Risks. Legal and regulatory changes could occur which may materially adversely affect the Company. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Company has undergone substantial change in recent years, and such change may continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of the Company to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations may have on the Company, the markets or instruments in which the Company invests or the counterparties with whom the Company conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Company, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Company.

A key feature of the Dodd-Frank Act is the extension of prudential regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to financial institutions that are not currently subject to such regulation but that potentially pose risk to the financial system. The Dodd-Frank Act defines a “nonbank financial company” as a company that is substantially engaged in activities that are financial in nature and provides the Federal Reserve with the authority to determine which of such companies are “significant.” The Financial Stability Oversight Council (the “Council”) will have the authority to subject such a company to regulation by the Federal Reserve if it determines that material financial distress at the company would pose a threat to the financial stability of the United States. The Dodd-Frank Act does not contain any minimum size requirements for such a designation and it is possible that it could be applied to large private equity funds. On December 18, 2014, the Council released a notice seeking public comment on the potential risks posed by aspects of the asset management industry, including whether asset management products and activities may pose potential risks to the U.S. financial system in the areas of liquidity and redemptions, leverage, operational functions, and resolution, or in other areas. There can be no assurance that any continued regulatory scrutiny or initiatives will not have an adverse impact on the Investment Advisers or otherwise impede the Company’s activities or ability to effectively achieve its investment objective.

With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Company was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Company’s investment strategies and returns and may become prohibitive.

Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Company’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Company’s use of leverage would likely increase, which would tend to further reduce returns to investors.

Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Company’s portfolio.

Investment Terms and Timeframe Risk. Delays in investing the net proceeds of this offering may impair the Company’s performance. The Company cannot assure an investor that it will be able to identify any investments that meet the Company’s investment objective or that any investment that the Company makes will produce a positive return. The Company may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm the Company’s financial condition and results of operations. Therefore, during these periods, the Company may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when the Company’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Company pays while its portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Company may be able to pay when its portfolio is fully invested in securities meeting its investment objective.

Restrictions on Entering Into Affiliated Transactions. The Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Company and the Company will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Company’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% of the outstanding voting securities of CNL or the Sub-Adviser; or (iii) any person in which CNL or the Sub-Adviser or a person controlling or under common control with CNL or the Sub-Adviser owns, directly or indirectly, 5% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Company’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Company, CNL or the Sub-Adviser, or is under common control with the Company, CNL or the Sub-Adviser, the Company will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Company’s ability to transact business with its officers or Trustees or their affiliates.

In addition, the Company will not be permitted to co-invest with certain entities affiliated with CNL or the Sub-Adviser in transactions originated by CNL or the Sub-Adviser or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside CNL or the Sub-Adviser or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of CNL, the Sub-Adviser and their respective affiliates, as applicable.

The Company expects to apply for an exemptive order from the SEC that would permit the Company to, among other things, co-invest with certain other funds, including funds managed by the CNL, the Sub-Adviser and certain of their affiliates. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, the Company cannot assure Shareholders that it will be permitted to co-invest with other accounts or other entities managed by the CNL or the Sub-Adviser, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Company and its affiliates. In some cases, to avoid the potential of future joint transactions, CNL or the Sub-Adviser may avoid allocating an investment opportunity to the Company that they would otherwise allocate, subject to CNL’s and the Sub-Adviser’s then-current allocation policies and any applicable exemptive orders, and to CNL’s and the Sub-Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Company and other accounts advised by CNL and the Sub-Adviser and policies related to approval of investments.

Lack of Funds to Make Additional Investments Risk. The Company may not have the funds or ability to make additional investments in the companies in which it invests. After the Company’s initial investment in a company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Company will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Company’s part to make such an investment may have a negative impact on a company in need of such an investment, may result in a missed opportunity for it to increase its participation in a successful operation or may reduce the expected return on the investment.

Funding Future Capital Needs Risk. The net proceeds from this offering may be used for the Company’s investment opportunities, operating expenses and for payment of various fees and expenses such as the management fee, incentive fee and other fees. Any working capital reserves the Company maintains may not be sufficient for investment purposes, and the Company may require debt or equity financing to operate. Accordingly, in the event that the Company develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if the Company cannot obtain debt or equity financing on acceptable terms, or at all, the Company’s ability to acquire investments and to expand the Company’s operations will be adversely affected. As a result, the Company would be less able to allocate its portfolio among various issuers and industries and achieve its investment objective, which may negatively impact its results of operations and reduce its ability to make distributions.

Uncertain Exit Strategies. Due to the illiquid nature of some of the positions which the Company is expected to acquire, as well as the risks associated with the Company’s investment strategies, the Company is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Other Risks Relating to the Company

No Operating History. The Company is a newly organized, non-diversified, closed-end management investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Company is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Company will not achieve or sustain its investment objective and the value of the Shares could decline substantially.

Key Personnel of the Investment Advisers. Since the Company has no employees, the Company will be dependent upon the investment expertise, skill and network of business contacts of the Investment Advisers to achieve its investment objective. The Investment Advisers will evaluate, negotiate, structure, execute, monitor, and service the Company’s investments. There is ever-increasing competition among alternative asset firms, financial institutions, private equity firms, investment managers and other industry participants for hiring and retaining qualified investment professionals. The departure of a number of key professionals from the Sub-Adviser and CNL could have a material adverse effect on the Company’s ability to achieve its investment objective.

The Company’s ability to achieve its investment objective depends on the Investment Advisers’ ability to identify, analyze, invest in, finance and monitor companies that meet the Company’s investment criteria. The Investment Advisers’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Company, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Company’s investment objective, the Investment Advisers may need to retain, hire, train, supervise and manage new investment professionals to participate in the Company’s investment selection and monitoring process. The Investment Advisers may not be able to find investment professionals in a timely manner or at all. Any failure to so could have a material adverse effect on the Company’s business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by the Company on [60] days’ notice without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon [120] days’ notice to the Company. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser upon [120] days’ notice and may be terminated, without the payment of penalty, by CNL upon [60] days’ notice if the Company’s Board or holders of a majority of the Shares so direct. In addition, CNL and the Sub-Adviser have agreed that, in the event that one of them is removed by the Company other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with the Company. The termination of either agreement may adversely affect the quality of the Company’s investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for the Company to replace CNL or for CNL to replace the Sub-Adviser.

CNL’s and the Sub-Adviser’s Relationships. The Company expects that CNL and the Sub-Adviser will depend on their relationships with issuers, corporations, financial institutions and investment firms, and the Company will rely to a significant extent upon these relationships to provide the Company with potential investment opportunities. If CNL or the Sub-Adviser fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Company may not be able to grow the Company’s investment portfolio. In addition, individuals with whom CNL and the Sub-Adviser have relationships are not obligated to provide the Company with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Company.

Conflicts of Interest Risk. CNL and the Sub-Adviser will experience conflicts of interest in connection with the management of the Company’s business affairs including, relating to the allocation of investment opportunities by the Investment Advisers and their respective affiliates; compensation to the Investment Advisers; services that may be provided by the Investment Advisers and their respective affiliates to issuers in which the Company invests; investments by the Company and other clients of the Investment Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by the Investment Advisers; differing recommendations given by the Investment Advisers s to the Company versus other clients; the Investment Advisers’ use of information gained from issuers in the Company’s portfolio for investments by other clients, subject to applicable law; restrictions the Investment Advisers’ use of “inside information” with respect to potential investments by the Company; the due diligence review of the Company by CSC; investments at different levels of an entity’s capital structure by the Company and other clients of CNL and the Sub-Adviser, subject to the limitations of the 1940 Act; and limitations on purchasing or selling securities to other clients of CNL, the Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of the Company’s, CNL’s or the Sub-Adviser’s affiliates.

The Investment Advisers and their affiliates may provide a broad range of financial services to companies in which the Company invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Investment Advisers may act as underwriters or placement agents in connection with an offering of securities by one of the companies in the Company’s portfolio. Any compensation received by the Investment Advisers for providing these services may or may not be shared with the Company and may be received before the Company realizes a return on its investment. The Investment Advisers may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Company, on the other hand.

Because the Investment Advisers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Investment Adviser may receive fees from certain accounts that are higher than the fees received by the Investment Adviser from the Company, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for Investment Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over the Company. In addition, a conflict of interest exists to the extent the Investment Advisers have proprietary investments in certain accounts, where their portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefit plans. The Investment Advisers have an incentive to favor these accounts over the Company. The Company’s Board will monitor these conflicts.

Additionally, the time and resources that the Investment Advisers devote to the Company may be diverted by other investment entities that they manage, and during times of intense activity in other programs they may devote less time and resources to the Company’s business than is necessary or appropriate. Certain CNL and the Sub-Adviser policies and procedures also relate to allocation of investment opportunities. Other investment vehicles of CNL and the Sub-Adviser have strategies similar to that of the Company. The Company may not always be allocated investment opportunities in the same manner as such other investment vehicles or at all.

Incentive Fee Risk. The Investment Advisory Agreement entitles CNL to receive an incentive fee ([—]% of which will be paid to the Sub-Adviser) based on the Company’s pre-incentive fee net investment income regardless of any capital losses. In such case, the Company may be required to pay CNL an incentive fee for a fiscal quarter even if there is a decline in the value of its portfolio or if the Company incurs a net loss for that quarter.

Any incentive fee payable by the Company that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind”, or “PIK”, income). If an issuer defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. The Investment Advisers are not obligated to reimburse the Company for any part of the incentive fee they received that was based on accrued interest income that the Company never received as a result of a subsequent default, and such circumstances would result in the Company paying a subordinated incentive fee on income the Company never receives. PIK income will be counted toward the incentive fee that the Company are obligated to pay the Investment Advisers even though the Company do not receive the income in the form of cash.

The quarterly incentive fee on income that the Company pays is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

The incentive fee payable by the Company to CNL may create an incentive for the Investment Advisers make investments on the Company’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage the Investment Advisers to use leverage to increase the leveraged return on the Company’s investment portfolio.

In addition, the fact that the Company’s base management fee— a portion of which will be paid to the Sub-Adviser —is payable based upon Managed Assets may encourage the Investment Advisers to use leverage to make additional investments. Such a practice could result in the Company investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage may increase the likelihood of the Company’s default on its borrowings.

Shares Not Listed; No Market for Shares. The Company is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a typical traded investment. An investor should not invest in the Company if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on the Company’s NAV. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Company does not currently intend to list the Shares for trading on any securities exchange, and the Company does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Company, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Company believes that an unlisted closed-end structure is most appropriate for the nature of the Company’s investment strategies. The Company typically holds a portfolio consisting of illiquid securities. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Company’s ability to execute its investment strategies. Accordingly, an unlisted closed-end structure helps the Company achieve its investment objective. The Company’s NAV may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Company no matter how poorly the Company performs. Because exchange-traded closed-end funds do not redeem shares, they also could execute the Company’s buy-and-hold strategy. Because a closed-end fund’s shares can trade at a discount to NAV, they may present a more attractive opportunity to investors.

Competition for Investment Opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Company on terms that are as attractive as the terms on which opportunities may have been available in other periods. The Company competes for investments with other closed-end funds and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Over the past several years, an ever-increasing number of private equity and debt funds have been formed, including in the energy industry (and many such existing funds have grown in size), resulting in an unprecedented amount of capital available for private equity investment. As a result of dislocations in the credit market and capital markets, other firms and institutions may seek to capitalize on the perceived opportunities with vehicles, funds and other products and are expected to compete with the Company for investments. Some of these competitors may have more relevant experience, greater financial resources and more personnel than the Company. In addition, some of the Company’s competitors may have higher risk tolerances or different risk assessments than the Company. These characteristics could allow the Company’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Company may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Company is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Company’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Company’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act and other regulations imposes on it as a closed-end fund.

Purchase Price Risk. The purchase price at which an investor purchases Shares will be determined at each Weekly Closing and will include selling commissions and dealer manager fees. As a result, in the event of an increase in the Company’s NAV, an investor’s purchase price may be higher than the prior Weekly Closing price per Share, and therefore an investor may receive fewer Shares than if an investor had subscribed at the prior Weekly Closing price.

Insufficient Capital Raise Risk. There is no assurance that the Company will raise sufficient proceeds to purchase a portfolio of investments allocated among various issuers and industries and generate income sufficient to cover the Company’s expenses. As a result, the Company may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Company.

“Best-Efforts” Offering Risk. This offering is being made on a best efforts basis, whereby CSC and Participating Broker-Dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Company’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Company’s expenses over a smaller capital base.

No Independent Due Diligence Review Risk. CSC is an affiliate of the Company. As a result, its due diligence review and investigation of the Company and this prospectus cannot be considered to be an independent review. Therefore, an investor does not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Inadequate Network of Broker-Dealer Risk. The success of the Company’s continuous offering, and correspondingly the Company’s ability to implement its investment objective and strategies, depends upon the ability of CSC to establish, operate and maintain a network of Participating Broker-Dealers to sell the Shares. If CSC fails to perform, the Company may not be able to raise adequate proceeds to implement the Company’s investment objective and strategies. If the Company is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Company.

Fluctuations in Results. The Company could experience fluctuations in its operating results due to a number of factors, including the Company’s ability or inability to make investments in companies that meet the Company’s investment objective, the interest rate payable on the debt securities it acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Repurchase Risks. The Company has no obligation to repurchase Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. If and when the Company makes repurchase offers, the Company may offer to repurchase Shares at a price that is lower than the price that Shareholders paid for Shares in this offering. As a result, to the extent Shareholders have the ability to sell their Shares to the Company pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV in effect on the date of repurchase, may be lower than the price that such Shareholder paid for Shares in this offering.

In addition, in the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Company with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Company as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV prior to the repurchase date.

In addition, substantial requests for the Company to repurchase Shares could require the Company to have to liquidate a portion of its investment portfolio more rapidly than otherwise desirable in order to raise cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Company’s net assets, resulting in an increase in the Company’s total annual operating expense ratio.

Distributions Payment Risk. The Company cannot assure an investor that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Company’s earnings, the Company’s net investment income, the Company’s financial condition, maintenance of the Company’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Company encounters delays in locating suitable investment opportunities, all or a substantial portion of the Company’s distributions may constitute a return of capital to Shareholders. A return of capital generally is a return of an investor’s investment, which will lower an investor’s tax basis in his or her Shares, rather than earnings or gains derived from the Company’s investment activities.

Portfolio Fair Value Risk. Under the 1940 Act, the Company is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately-held companies in which the Company may invest. Many of the Company’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. As a result, the Company Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to its Investment Advisers. On a quarterly basis, the Board will review the valuation determinations made with respect to the Company’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Company’s valuation process. Valuations of Company investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”

Certain factors that may be considered in determining the fair value of the Company’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Company’s fair value determinations may cause the Company’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Portfolio Turnover Risk. The Company’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed
[—]% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the realization of net short-term capital gains by the Company which, when distributed by the Company to its Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company.

Non-Diversification Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Company intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Company’s total assets that are represented by cash and cash items, including receivables, U.S. government securities, the securities of other regulated investment companies and certain other securities.

Defensive Investing Risk. The Company may take temporary “defensive” positions in attempting to respond to adverse market, economic, political or other conditions. The Company may invest any amount of its assets in cash, cash equivalents or other debt securities in a defensive posture that may be inconsistent with the Company’s investment strategies when CNL and/or the Sub-Adviser believe it is advisable to do so.

Risks Relating to Company’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Company must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Company must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. The Company must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Company having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Company. In addition, in order to be eligible for the special tax treatment accorded RICs, the Company must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to Shareholders. If the Company fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Company and its Shareholders. In addition, the Company could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Company’s investments will require the Company to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Company expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Company may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Company may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Company-level U.S. federal income and/or excise taxes. Accordingly, the Company may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Company liquidates assets to raise cash, the Company may realize gain or loss on such liquidations. In the event the Company realizes net capital gains from such liquidation transactions, its Shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Company distributions to Shareholders. OID creates the risk of non-refundable cash payments to CNL based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.

Uncertain Tax Treatment. The Company may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as if an instrument is treated as debt or equity, when the Company may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

MANAGEMENT OF THE COMPANY

General

Pursuant to the Company’s declaration of trust and bylaws, the Company’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Company’s management and operations. The Board consists of [•] trustees, [•] of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Company’s declaration of trust. The initial [trustee] serving on the Board have been elected by the organizational shareholders of the Company. The Statement of Additional Information provides additional information about the Trustees.

The Company’s Board, including a majority of the Independent Trustees, oversees and monitors the Company’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation the Company pays to CNL and the compensation CNL pays to the Sub-Adviser to determine that the provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement, respectively, are carried out.

CNL serves as the Company’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, CNL is responsible for the overall management of the Company’s activities. The Sub-Adviser serves as the Company’s sub-adviser and is responsible for the day-to-day management of the Company’s portfolio pursuant to the Sub-Advisory Agreement.

Key Personnel of CNL

The management of the Company’s investment portfolio will be the responsibility of CNL. See “Management and Incentive Fees” for additional information regarding the compensation payable to CNL. [Additional information to be provided by subsequent amendment.]

Below is biographical information relating to the members of CNL’s investment committee and certain members of its management team:

Thomas K. Sittema. Trustee. Mr. Sittema was selected as one of the Company’s trustees on February 25, 2015. Mr. Sittema also serves as chief executive officer and chairman of the board of directors of Corporate Capital Trust, Inc., an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company. In addition, Mr. Sittema currently serves as chief executive officer and president of CNL Growth Properties, Inc. and Global Income Trust, Inc., and is director and vice chairman of CNL Lifestyle Properties, Inc. and CNL Healthcare Properties, Inc. He also serves as director and investment committee member of CNL. In addition, Mr. Sittema currently serves as chief executive officer, president and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema has been named chair-elect for 2015 of the Investment Program Association and will become chairman of the Investment Program Association in 2016. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Tracy G. Schmidt. Chief Executive Officer. Mr. Schmidt was appointed as the Company’s chief executive officer on February 25, 2015. Mr. Schmidt also serves as enterprise chief financial officer and chief operating officer of CNL Financial Group, and oversees and provides strategic leadership for the organization’s financial and administrative responsibilities. Key areas of responsibility include determining capital resources and allocations, and overseeing management’s accountability of business objectives, values and essential enterprise interests. Mr. Schmidt has more than 35 years’ experience in finance, administration and operations, including 24 years with Federal Express, headquartered in

Memphis, Tennessee. Before joining CNL in 2004, he was senior vice president and chief financial officer for FedEx Express, where he was responsible for worldwide financial planning, capital allocations, treasury, accounting, financial reporting, tax, audit, strategic sourcing, IT business systems and revenue operations. Prior to that, Mr. Schmidt was senior vice president, general manager, Air Ground Terminals and Transportation for FedEx Express. Mr. Schmidt became a certified public accountant in Tennessee in 1980 and is a graduate of Christian Brothers University in Memphis, Tennessee.

Tammy J. Tipton. Chief Financial Officer. Mr. Tipton was appointed as the Company’s chief financial officer on February 25, 2015. Ms. Tipton has served as chief financial officer and treasurer of Global Income Trust, Inc., a public non-traded REIT since September 1, 2014, and has served as assistant treasurer of its advisor since August 2011. She has also served as chief financial officer and treasurer of CNL Growth Properties, Inc., a public, non-traded REIT, since September 1, 2014, and has served as assistant treasurer of its advisor since August 2011. She has served as senior vice president since October 2011 and group financial officer since January 2014 of CNL Financial Group Investment Management, LLC where she oversees the strategic finance, accounting, reporting, budgeting, payroll and purchasing functions for CNL and its affiliates. Ms. Tipton also holds various other offices with other CNL affiliates. She previously served as senior vice president of CNL from 2002 to December 2011. Ms. Tipton has served in various other financial roles for CNL since joining the company in 1987. These roles include regulatory reporting for 20 public entities and the accounting, reporting and servicing for approximately 30 public and private real estate programs. Ms. Tipton earned a B. S. in accounting from the University of Central Florida. She is also a certified public accountant.

Kirk A. Montgomery. General Counsel, Chief Compliance Officer and Secretary. Mr. Montgomery was appointed as the Company’s general counsel, chief compliance officer and secretary on February 25, 2015. Mr. Montgomery also serves as chief compliance officer, general counsel and secretary of Corporate Capital Trust, Inc., an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company. In addition, Mr. Montgomery currently serves as head of regulatory affairs for CNL Financial Group and general counsel for CNL Capital Markets Corp. In this role, he oversees the compliance functions for CNL Financial Group. Prior to joining CNL Financial Group, Mr. Montgomery served as the chief legal officer for Wells Real Estate Funds and has more than 25 years with investment and securities legal, compliance, and regulatory matters. Mr. Montgomery has also served as corporate counsel for Federated Investors Mutual Funds and served as assistant general counsel for Prudential Investments Corporation where he advised multiple business units on securities distribution, sales practice compliance, litigation matters and related supervisory risk issues. Mr. Montgomery received his Juris Doctor from Cumberland School of Law and his Masters of Business Administration in Finance from Samford University. He has been a member of the Georgia and American Bar Associations since 1983

The Statement of Additional Information provides additional information about the compensation of investment personnel, other accounts managed by investment personnel and ownership of Shares by investment personnel.

Key Personnel of the Sub-Adviser

[To be filed by subsequent amendment.]

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. [CNL and the Sub-Adviser will provide the initial capitalization of the Company and therefore will be control persons because they are the sole Shareholder of the Company as of the date of this prospectus.]

Administrative Services

[CNL will oversee the day-to-day operations of the Company under the terms of the Administrative Services Agreement, including the provision of general ledger accounting, fund accounting, investor relations, and other administrative services. CNL will also perform, or oversee the performance of, the Company’s operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for Shareholders and reports filed with the SEC. In addition, CNL will assist the Company in calculating its NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to Shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. The activities of CNL with regards to its performance of fund administrative services will be subject to the supervision and oversight by the Board. CNL also provides the Company with facilities and access to personnel necessary for the Company’s business and these services.

For providing these services, facilities and personnel, the Company will reimburse CNL for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) CNL’s actual costs and (ii) the amount that the Company would be required to pay for comparable administrative services in the same geographic location. The Board assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to CNL for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable closed-end funds, if reported by closed-end funds in sufficient detail. The Company will not reimburse CNL for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.]

Custodian, Distribution Paying Agent, Transfer Agent and Registrar

[•], which has its principal office at [•], serves as custodian for the Company. [•] which has its principal office at [•], serves as the Company’s distribution paying agent, transfer agent and registrar.

COMPANY EXPENSES

The Company expects its primary annual operating expenses to include the management fee, incentive fee and reimbursement of expenses under the Investment Advisory Agreement and the Administrative Services Agreement with CNL. CNL will be responsible for compensating the Sub-Adviser for its investment advisory services.

Other expenses borne directly by the Company (and thus indirectly by Shareholders) include:

•	organization expenses relating to offerings of Shares;

•	the cost of calculating the NAV, including the related fees and cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	fees payable to third parties relating to, or associated with, custody of assets, monitoring the Company’s financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest on debt, if any, incurred to finance the Company’s investments;

•	transfer agent fees and expenses;

•	federal and any state registration or notification fees;

•	federal, foreign, state and local taxes;

•	independent trustees’ fees and expenses, including travel expenses;

•	costs of trustee and shareholder meetings, proxy statements, shareholders’ reports and notices;

•	costs of fidelity bonds, trustees and officers/errors and omissions liability insurance and other types of insurance;

•	direct costs, including those relating to printing of shareholder reports mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for the Company’s investments;

•	all other expenses incurred by the Company or the Investment Advisers in connection with administering the Company’s business, including expenses incurred by the Investment Advisers in performing their obligations;

•	the reimbursement of the compensation of the Company’s chief financial officer and chief compliance officer, whose salaries are paid by CNL, to the extent that each such reimbursement amount is annually approved by the Company’s independent trustee committee and subject to the limitations included in the Company’s Administrative Services Agreement; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Company’s respective organizational documents.

Except as otherwise described in this prospectus, CNL and the Sub-Adviser will each be reimbursed by the Company for any of the above expenses that they pay on behalf of the Company, including administrative expenses they incur on the Company’s behalf.

Expense Reimbursement Agreements

Pursuant to the Expense Support Agreement, the Investment Advisers have jointly and severally agreed to pay to the Company some or all operating expenses for each month during the Expense Support Payment Period in which the Board declares a distribution to Shareholders. The Expense Support Payment Period begins on [—] and ends on [—]. The Investment Advisers are entitled to be a Reimbursement Payment for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s other operating expenses to exceed [—]% of net assets attributable to its Shares. For this purpose, “other operating expenses” means all of the Company’s operating expenses, excluding organization and offering expenses, advisory fees and advisory incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, the Company’s obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by the Investment Advisers acting jointly, without payment of any penalty, upon written notice to the Company. In addition, the Expense Support Agreement will automatically terminate in the event of (i) the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (ii) the Company’s dissolution or liquidation. If the Expense Support Agreement is terminated due to the Company’s termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then the Company must make a Reimbursement Payment to the Investment Advisers, based on the aggregate unreimbursed Expense Support Payments made by the Investment Advisers.

Organization and Offering Costs

The Company has incurred organization and offering costs (exclusive of sales load) of approximately $[—] and $[—] respectively, as of [—], which were paid on the Company’s behalf by CNL and the Sub-Adviser and have been recorded by the Company as a contribution to capital. Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. The Company’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Company has charged offering costs against capital in excess of par value on the balance sheet. [Under the terms of the Administration Services Agreement, CNL will be entitled to receive [—]% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, until all organization and offering costs (exclusive of sales load) funded by CNL or its affiliates on behalf of the Company have been recovered. The reimbursements will be recorded by the Company as a reduction of capital. [CNL and its affiliates are responsible for the payment of the Company’s cumulative organization and offering costs (exclusive of sales load) to the extent they exceed [—]% of the aggregate proceeds raised in this offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Company.]

MANAGEMENT AND INCENTIVE FEES

The Company pays CNL a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. CNL compensates the Sub-Adviser for advisory services that it provides to the Company with [—]% of the fees that CNL receives from the Company under the Investment Advisory Agreement. The Company believes that this fee structure benefits shareholders by aligning the compensation of the Investment Advisers with the Company’s overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s Shareholders.

Management Fee

The management fee is calculated at an annual rate of [—]% of the Company’s average daily Managed Assets and it is payable [monthly] in arrears.

Incentive Fee

The incentive fee is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Company’s “adjusted capital,” equal to [—]% per quarter (or an annualized hurdle rate of [—]%), subject to a “catch-up”

feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the management fee, expenses reimbursed to CNL under the Administration Services Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative proceeds received by the Company from the sale of Shares (including pursuant to the Company’s DRIP), reduced by cumulative amounts paid in connection with repurchases of Shares pursuant to the Company’s share repurchase program.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of [—]%.

•	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to [—]% in any calendar quarter ([—]% annualized) is payable to CNL. This portion of the Company’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to [—]% is referred to as the “catch-up.” The “catch-up” provision is intended to provide CNL with an incentive fee of [—]% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches [—]% in any calendar quarter.

•	[—]% of the Company’s pre-incentive fee net investment income, if any, that exceeds [—]% in any calendar quarter ([—]% annualized) is payable to CNL once the hurdle rate is reached and the catch-up is achieved ([—]% of all the Company’s pre-incentive fee net investment income thereafter is allocated to CNL.

The following is a graphical representation of the calculation of the incentive fee:

Quarterly Incentive Fee on Company’s

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Company’s adjusted capital)

[Graph to be provided by subsequent amendment.]

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to the Incentive Fee

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using a detailed policy and procedure approved by the Investment Advisers and the Company’s Board, including a majority of the independent trustees, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.

The Investment Advisers may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a Liquidity Event as the Investment Advisers may determine in their sole discretion. To the extent that the Sub-Adviser elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to the Sub-Adviser under the Sub-Advisory Agreement will be adjusted accordingly.

Approval of the Investment Advisory and Sub-Advisory Agreements

The Investment Advisory Agreement and Investment Sub-Advisory Agreement were approved by the Board on [—]. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Company’s,

(iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements. A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Company’s first annual or semi-annual report sent to Shareholders.

DETERMINATION OF NET ASSET VALUE

Relevance of the Company’s NAV

The Company’s NAV will:

•	be disclosed in the Company’s annual and semi-annual reports to Shareholders;

•	determine the price per share that is paid to Shareholder participants in the Company’s quarterly share repurchase program, and the price per Share paid by participants in the DRIP after the conclusion of this offering; and

•	be an input in the computation of fees earned by the Investment Advisers and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of the Company’s Managed Assets.

Allocation of Responsibilities for Determination of the Company’s NAV

The Board – with the assistance of the Investment Advisers, officers and, through them, independent valuation agents – is responsible for the periodic determination of the Company’s NAV. Prior to such determination, the Investment Advisers and officers will calculate, and provide to the audit committee of the Board, an estimate of the Company’s NAV. This information will be presented to the audit committee at its quarterly meetings and any other time when a determination of the Company’s NAV is required. The audit committee will review, and recommend to the Board for adoption, the Company’s financial statements for inclusion in the Company’s annual and semi-annual reports to Shareholders, and such financial statements will include a determination of NAV as of the [last day of each calendar quarter]. These financial statements will, in turn, be reviewed and approved by the full Board.

Allocation of Responsibilities for Determination of Fair Value of the Company’s Investments

The Board – with the assistance of the Investment Advisers, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of the Company’s investments for which market quotations are not readily available. The Board will make this determination on a [quarterly] basis and any other time when a decision is required regarding the fair value of the Company’s investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to the Company’s financial statements will refer to the uncertainty with respect to fair value estimates and any change in such fair value estimates. The Company expects that each determination of the fair value of the Company’s investments will be made upon the recommendation of the audit committee.

The Board and the audit committee will review and approve the Company’s pricing and valuation policies and procedures that will be implemented and followed by the Investment Advisers and officers, and will review and approve any revisions to such policies and procedures. In addition, the Company expects that the Board will retain one or more independent valuation agents to work with the Investment Advisers and officers to provide additional inputs for consideration by the audit committee and to work directly with the full Board, at the Board’s request, with respect to the fair value of the Company’s investments.

In addition, the Board:

•	Meets at least quarterly with:

•	The Company’s Chief Compliance Officer and reviews the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to the Investment Advisers’ and the officers’ implementation of the Company’s valuation procedures;

•	The Investment Advisers and officers to ensure that the Company has taken appropriate remedial action to cure deficiencies, if any, related to the Company’s internal control over financial reporting, which may impact the valuation policies and procedures adopted by the Board; and

•	Reviews any changes in ASC 820 against the Company’s approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance;

Because the Board has the ultimate responsibility for determining, in good faith, the fair value of the Company’s investments, the Board will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of the Company’s investments in order to discuss with them the valuation methodologies they have utilized. The Company believes this will enable the Board to fulfill its responsibilities despite any conflicts of interest that may exist.

Determination of Net Asset Value

The Board will determine the NAV of the Company’s outstanding Shares [quarterly] by dividing the value of total assets (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received)minus liabilities (including accrued expenses or distributions) by the total number of Shares outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, the Company will base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, the Company will apply valuation models. These valuation techniques used in the Company’s valuation models may involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. The Company will categorize assets and liabilities recorded at fair value in its financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2: Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts and certain over-the-counter derivatives.

Level 3: Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, the Company believes further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that the Company bases valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, the Company may transfer assets to level 3 if the Company determines that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which the Company will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Company and others are willing to pay for an asset. Ask prices represent the lowest price that the Company and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Company will not require that fair value always be a predetermined point in the bid-ask range. The Company’s policy will be to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Company’s best estimate of fair value.

Value Determinations in Connection with this Continuous Offering

To the extent that the NAV increases above the offering price, net of sales load, then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for Shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of Shares and, as a result, may receive fractional Shares.

In connection with each subscription closing on the sale of the Shares offered pursuant to the prospectus on a continuous basis, the Company expects that the Board will delegate to the officers the authority to test that the net proceeds per Share from the sale of Shares are equal to, or greater than, the current NAV within 48 hours of the date of each weekly subscription closing. The Company’s officers may consult with the Board or audit committee members to confirm their determination that the Company is not selling Shares at a price which, after deducting selling commissions and marketing support fees, is below the Company’s then current NAV. The Company expects that the officers, acting under delegated authority from the Board, will consider the following factors, among others, in making such determination:

•	the NAV of the Shares as disclosed in the most recent periodic report filed with the SEC;

•	the Investment Advisers’ and officers’ assessment of whether any material change in NAV has occurred (including through any realization of net gains from the sale of an investment), or any material change in the fair value of investments has occurred, in each case, from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the weekly subscription closing of Shares; and

•	the magnitude of the difference between the NAV disclosed in the most recent periodic report the Company filed with the SEC and the officers’ assessment of any material change in the NAV since the date of the most recently disclosed NAV, and the offering price of the Shares at the date of the weekly subscription closing.

Importantly, this determination does not require that the Company disclose its NAV in connection with each weekly closing and sale of Shares, but instead it involves the determination by the Investment Advisers and officers, or by the Board, that the Company is not selling Shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV within 48 hours of the date of sale.

Moreover, to the extent that there is more than a remote possibility that the Company may: (i) issue Shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of Shares pursuant to the prospectus if the NAV fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and dealer manager fees, is below the Company’s then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

These valuation processes and procedures are part of the Company’s compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records the Company is required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per Share offered pursuant to the prospectus, the Company intends to update the prospectus by filing a prospectus supplement with the SEC. The Company also intends to make updated information available via the Company’s website: [—].

CONFLICTS OF INTEREST

CNL, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Company, including, but not limited to, the following:

•	The investment committee members, professionals, employees, directors and other individuals associated with CNL and the Sub-Adviser allocate their time between advising the Company and managing other investment entities and certain business activities in which they may be involved.

•	The Company may compete with certain affiliates and other investment entities managed by the Investment Advisers for the same investors and investment opportunities. CNL and the Sub-Adviser will experience conflicts of interest in connection with the management of the Company’s business affairs including, relating to the allocation of investment opportunities by the Investment Advisers Advisors and their respective affiliates. To mitigate these conflicts, CNL and the Sub-Adviser will seek to execute such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, and any other factors deemed appropriate.

•	CNL and the Sub-Adviser and their respective affiliates, including officers and some trustees of the Company, may face conflicts of interest caused by compensation arrangements with the Company. Regardless of the quality of the assets acquired by the Company, the services provided to the Company or whether the Company makes distributions to Shareholders, CNL and the Sub-Adviser will receive the management fee in connection with the management of the Company’s portfolio and may receive the incentive fee to the extent the Company’s “pre-incentive fee net investment income” exceeds the hurdle rate. The incentive fee could result in increased risk-taking by the Company.

•	CNL and the Sub-Adviser and their affiliates may provide a broad range of financial services to companies in which the Company invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of CNL and the Sub-Adviser may act as underwriters or placement agents in connection with an offering of securities by one of the companies in which the Company invests. The Investment Advisers may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Company, on the other hand.

•	Because CSC is an affiliate of CNL its due diligence review and investigation of the Company and this prospectus cannot be considered to be an independent review;

•	Because CNL and the Sub-Adviser manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Investment Adviser may receive fees from certain accounts that are higher than the fees received by the Investment Adviser from the Company, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for the Investment Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over the Company. In addition, a conflict of interest exists to the extent an Investment Adviser has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in the Investment Advisor’s employee benefit plans. The Investment Adviser has an incentive to favor these accounts over the Company. The Company’s Board of will monitor these conflicts.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Company and other clients for which CNL or the Sub-Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Company and such other clients. In addition, there may be a significant divergence in their respective interests in the case of financial distress of a company. As an example, an

Investment Adviser may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Company invests, which could harm the Company’s performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

•	In the course of their respective duties, the members, officers, trustees, employees, principals or affiliates of the Investment Advisers may come into possession of material, non-public information. The possession of such information may to the Company’s detriment, limit the ability of an Investment Adviser to buy or sell a security or otherwise to participate in an investment opportunity for the Company. For example, if personnel of an Investment Adviser come into possession of material non-public information with respect to the Company’s investments, such personnel will be restricted by the Investment Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with the Company’s management team, even where the disclosure of such information would be in the Company’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of the Investment Advisers to enter into or exit from potentially profitable investments for the Company which could have an adverse effect on the Company’s results of operations. Accordingly, there can be no assurance that the Company will be able to fully leverage the resources and industry expertise of the Investment Advisers’ other businesses. Additionally, there may be circumstances in which one or more individuals associated with an Investment Adviser will be precluded from providing services to the Company because of certain confidential information available to those individuals or to other parts of the Investment Adviser.

•	CNL and the Sub-Adviser and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Company and/or may involve substantial time and resources of CNL and the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of CNL, the Sub-Adviser and their respective officers and employees will not be devoted exclusively to the business of the Company but will be allocated between the business of the Company and the management of the monies of other advisees of CNL and the Sub-Adviser. Affiliates of the Sub-Adviser engage in investment advisory business with accounts that compete with the Company and have no obligation to make their investment opportunities available to the Company.

•	CNL, the Sub-Adviser and their affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bough for, the Company even though their investment objectives may be similar to that of the Company.

•	CNL and the Sub-Adviser expect to expand the range of services that they provide over time. Subject to certain exceptions, CNL and the Sub-Adviser will not be restricted in the scope of their businesses or in the performance of their services (now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not subject conflicts are described herein.

•	To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of CNL, the Sub-Adviser and any of their respective affiliates, as applicable, CNL, the Sub-Adviser and any of their respective affiliates may determine it appropriate for the Company and one or more other investment accounts managed by CNL, the Sub-Adviser or any of their respective affiliates to participate in an investment opportunity. The Company intends to seek exemptive relief from the SEC to engage in co-investment opportunities with CNL, the Sub-Adviser and their affiliates. However, there can be no assurance that the Company will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating accounts. To mitigate these conflicts, CNL and/or the Sub-Adviser, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Company, the clients for which participation is appropriate and any other factors deemed appropriate; and

•

The 1940 Act prohibits certain “joint” transactions with certain of the Company’s affiliates, which could include investments in the same company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Company, CNL or the Sub-Adviser, the Company will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Company’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Company may be limited.

PURCHASES OF SHARES

The Company is offering on a continuous basis up to 125,000,000 Shares. Shares will be offered through CSC at an initial offering price of $10.44 per Share and, thereafter, at an offering price equal to the Company’s then current public offering price per Share, reflecting that the Dealer Manager will receive an upfront selling commission of 2.0%, a dealer manager fee of 2.25% of the gross proceeds of Shares sold during this time, except as provided above and an annual distribution and shareholder servicing fee of 1.0% of the Company’s NAV.

The Company will accept initial and additional purchases of Shares as of each Weekly Closing. The Company does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Weekly Closing. Consequently, purchase proceeds do not represent capital of the Company, and do not become assets of the Company, until such date. Shares issued pursuant to the DRIP will typically be issued each month on the same date that the Company holds its first Weekly Closing. In addition, in months in which the Company repurchases Shares, the Company will conduct repurchases on the same date that it holds its first Weekly Closing for the sale of Shares in this offering.

Any amounts received in advance of a Weekly Closing will be placed in an account with the Transfer Agent prior to their investment in the Company in accordance with Rule 15c2-4 under the Exchange Act. The Company reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Company will be returned to the prospective investor without interest.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “CNL Energy Total Return Fund.” Subscriptions of the broker-controlled accounts may also be processed through the National Securities Clearing Corporation’s Alternative Investment Product Platform. Subscriptions will be effective only upon the Company’s acceptance and the Company reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. The minimum initial investment is $5,000 (or $4,000 for qualified plans). Additional purchases must be in increments of $500, except for purchases made pursuant to the DRIP or as otherwise permitted by the Company. See “Distributions—Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the [suitability standards] as stated in the subscription agreement and agrees to be bound by all of its terms.

If an investment is made through an individual retirement account (“IRA”), an [approved] custodian must process and forward the subscription to the Company. If an investment is made through a Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

SHARE REPURCHASE PROGRAM

The Company does not intend to list its Shares on a securities exchange and does not expect there to be a public market for the Shares. As a result, if a Shareholder purchase Shares, his or her ability to sell Shares will be limited.

Subject to the discretion of the Board, the Company intends to commence a share repurchase program pursuant to which the Company intends to conduct quarterly tender offers, on up to 10% of its weighted average number of outstanding Shares in any 12-month period, in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act, to allow Shareholders to tender their Shares at a price approximately equal to the estimated NAV on the last date of the prior quarter. The Company’s share repurchase program will include numerous restrictions that limit a Shareholder’s ability to sell his or her Shares. The first offer to repurchase Shares from Shareholders is expected to occur on or about [—].

At the discretion of the Board, The Company currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the sale of Shares under the DRIP, less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of Shares at the previous two Weekly Closings that occurred immediately prior to the date of repurchase. In addition, the Company will limit repurchases in each quarter to 2.5% of the weighted average number of Shares outstanding in the prior four calendar quarters. A Shareholder may tender all of the Shares that he or she owns.

To the extent that the number of Shares tendered to the Company for repurchase exceeds the number of Shares that the Company is able to purchase, the Company will repurchase Shares on a pro rata basis. Further, the Company will have no obligation to repurchase Shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibit distributions that would cause a trust to fail to meet statutory tests of solvency. The limitations and restriction described above may prevent the Company from accommodating all repurchase requests made in any year. The Company’s share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

The Company will offer to repurchase Shares on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. There is no assurance that the Board will exercise its discretion to offer to repurchase Shares or that there will be sufficient funds available to accommodate all of the Shareholders’ requests for repurchase. As a result, the Company may repurchase less than the full amount of Shares that Shareholders requested to have repurchased. If the Company does not repurchase the full amount of a Shareholder’s Shares that they have requested to be repurchased, or the Company determines not to make repurchases of Shares, a Shareholder will likely not be able to dispose his or her Shares, even if the Company underperforms. Any periodic repurchase offers will be subject in part to the Company’s available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. [Shareholders will not pay a fee to the Company in connection with its repurchase of Shares under the share repurchase program.]

The Company will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Company and to all Shareholders. When the Board determines that the Company will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Company’s NAV by contacting the Company during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Company will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Company will be paid in cash. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. [The Company does not impose any charges in connection with repurchases of Shares.]

The Company may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any quarterly repurchase offer. Payment for repurchased Shares may require the Company to liquidate portfolio holdings earlier than the Investment Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company’s investment related expenses as a result of higher portfolio turnover rates. The Investment Advisers intend to take measures, subject to policies as may be established by the Company’s Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

LIQUIDITY STRATEGY

The Company intends to seek to complete a Liquidity Event for Shareholders within five years after completion of the Company’s offering. The Company may determine not to pursue a Liquidity Event if they believe that then current market conditions are not favorable for a Liquidity Event and that such conditions will improve in the future. If a Liquidity Event is not completed at that time, the Board, as part of its ongoing duties, would continue to consider potential Liquidity Events and options as they become available to the Company. However, there is no assurance that a Liquidity Event will be completed at any particular time or at all. A Liquidity Event could include: (i) a listing of the Shares on a national securities exchange (ii) a merger or another transaction approved by the Board in which Shareholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to Shareholders. Certain types of liquidity events, such as one involving a listing of Shares on a national securities exchange, would allow the Company to retain its investment portfolio intact. If the Company determines to list its securities on a national securities exchange, the Company expects to, although be not required to, maintain its external management structure.

In making a determination of whether a Liquidity Event is in the best interest of Shareholders, the Board may consider a variety of criteria, including such factors as market conditions, the trading prices of other comparable vehicles that are publicly traded, portfolio diversification, portfolio performance, the Company’s financial condition, potential access to capital and the potential for Shareholder liquidity. At this time, the Company does not know what circumstances will exist in the future and therefore the Company does not know what factors that the Board will consider in determining whether to pursue a Liquidity Event in the future.

Prior to a Liquidity Event, the Company’s share repurchase program, if implemented, may provide a limited opportunity for Shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price a Shareholder paid for the Shares being repurchased. A Liquidity Event involving a merger or sale of all or substantially all of the Company’s assets would require the approval of Shareholders in accordance with the Company’s Declaration of Trust. See “Share Repurchase Program” for a detailed description of the share repurchase program.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Company’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Company’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Company’s declaration of trust authorizes the issuance of an [unlimited] number of shares of beneficial interest, par value $[—] per share. There is currently no market for Shares, and the Company does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Company’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Company’s debts or obligations.

(1)	(2)	(3)
Title of Class	Amount Held by the Company or for its Account	Amount Outstanding Exclusive of Amount Under Column (2)
Common shares of beneficial interest, par value $[—] per share	—	[	—]

Shares

Under the terms of the Company’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Company, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Company’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Company’s dissolution, after the Company pays or adequately provides for the payment of all claims and obligations of the Company, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Company’s assets available for distribution, subject to any preferential rights of holders of the Company’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Company’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Company’s declaration of trust, the Company is not required to hold annual meetings of Shareholders. The Company only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Company’s declaration of trust provides that the Board may, subject to the Company’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Company to issue securities of the Company other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Company’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Company’s declaration of trust, Trustees and officers of the Company will not be subject in such capacity to any personal liability to the Company or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Company’s declaration of trust, the Company will indemnify and hold harmless any current or former Trustee or officer of the Company against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Company, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Company will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Company will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.

The Company has entered into the Investment Advisory Agreement with CNL. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, CNL is not liable for any error or judgment or mistake of law or for any loss the Company suffers.

CNL has also entered into the Investment Sub-Advisory Agreement with the Sub-Adviser. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss the Company suffers. In addition, the Investment Sub-Advisory Agreement provides that the Sub-Adviser will indemnify the Company, CNL and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Company, CNL or any of their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.

Pursuant to the Company’s declaration of trust, the Company will advance the expenses of defending any action for which indemnification is sought if the Company receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Company’s declaration of trust provides that the number of Trustees shall be no less than [—] and no more than [—], as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Company’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Company’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (1) with or without cause, at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (2) with or without cause, by at least two-thirds (66 2/3%) of the remaining Trustees.

As of [—], the Company had a total of [—] members of the Board, [—] of whom were Independent Trustees. Pursuant to the 1940 Act, at least [—] % of the members of the Board must be Independent Trustees.

Action by Shareholders

The Company’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Company’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Company’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Company’s declaration of trust and the bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Company’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Company’s declaration of trust provides that if and to the extent that any provision of the Company’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Company as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Company’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.]

TAX ASPECTS

The following is a description of certain material U.S. federal income tax considerations applicable to the Company and an investment in the Company. The discussion below provides general tax information related to an investment in the Company, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Company and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities (including S corporations) for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Company.

Taxation of the Company

The Company intends to elect to be treated, and to qualify in each taxable year, as a RIC under Subchapter M of the Code. As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, the Company must, among other things, satisfy both an income test and an asset test for such taxable year. The Company will qualify as a RIC if (i) at least 90% of the Company’s gross income for such taxable year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Company’s holdings are diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Company’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Company’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Company controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Company’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Company. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Company anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, in order to maintain RIC tax treatment, the Company must distribute on a timely basis with respect to each taxable year an amount at least equal to the sum of 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year (the “Income Distribution Requirement”). If the Company qualifies as a RIC and satisfies this distribution requirement, the Company generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the DRIP). In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Company intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Company does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Company retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Company makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Company on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Company will make this election if it retains all or a portion of its net capital gain for a taxable year.

As a RIC, the Company will be subject to a nondeductible 4% federal excise tax on certain amounts that it fails to distribute during each calendar year (the “Excise Distribution Requirement”). In order to avoid this excise tax, the Company must distribute during each calendar year an amount at least equal to the sum of (1) 98% of their ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of their capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Company has met this distribution requirement, the Company will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax. To avoid application of the excise tax, the Company generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, the Company reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings.

For purposes of the Income Distribution Requirement and Excise Distribution Requirement, distributions paid by the Company generally will be treated as paid at the time the distribution is made. However, for purposes of the Income Distribution Requirement (but not the Excise Distribution Requirement), the Company may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. Additionally, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month out of earnings and profits from such calendar year and actually paid during January of the following year, will be treated for purposes of both the Income Distribution Requirement and Excise Distribution Requirement as if it had been paid by the Company on December 31 of the year in which the distribution was declared.

If the Company fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate Shareholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Company fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Company may be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Company is expected to make, such as investments in debt securities having market discount and/or treated as issued with OID and investments in certain foreign currency contracts and other “Section 1256 contracts”, may cause the Company to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Company may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment. Because this income will be included in the Company’s investment company taxable income for the year it is accrued, the Company may be required to make a distribution to Shareholders in order to meet the distribution requirements described above, even though the Company will not have received any corresponding cash or property. The Company may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

Income received by the Company from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Company. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Company generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Company will be successful in this regard. If more than 50% of the value of the Company’s total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible to elect to “pass-through” the amount of foreign income and similar taxes paid by the Company. If the Company so elects, each of its Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Company, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Company may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Company held the PFIC stock. The Company itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Company’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Company distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Company may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, the Company generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Company may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Company itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Company accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Company’s investment company taxable income to be distributed to Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Company must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make ordinary distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Shareholder’s basis in Shares.

If the Company utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Company’s ability to declare and pay dividends on Shares. Limits on the Company’s ability to pay dividends on Shares may prevent the Company from meeting the distribution requirements described above, and, as a result, may affect the Company’s status as a RIC and subject the Company to the 4% excise tax. The Company will endeavor to avoid restrictions on its ability to make distribution payments. If the Company is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Company to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

Certain of the Company’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Company to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Company to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Company’s status as a RIC. The Company will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Gain or loss recognized by the Company from warrants or other securities acquired by the Company, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Company held a particular warrant or security.

A portfolio company in which the Company invests may face financial difficulties that require the Company to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in the Company’s receiving assets that give rise to income that is not Qualifying RIC Income.

There may be uncertainty as to the appropriate treatment of certain of the Company’s investments for U.S. federal income tax purposes. In particular, the Company intends to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as if an instrument is treated as debt or equity, whether and to what extent the Company should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company, to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or excise tax.

Some of the income that the Company might otherwise earn, such as certain fees earned with respect to the Company’s investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not be Qualifying RIC Income. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the RIC income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed by the Company to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our Shareholders on such fees and income.

The Company will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Company’s common stock and preferred stock (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) shares of the Company’s common stock are treated as regularly traded on an established securities market or (iii) shares of the Company’s common stock are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). While the Company believes it will be treated as a publicly offered regulated investment company, the Company cannot assure you that it will be so treated for all years. If the Company is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. Shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

The remainder of this discussion assumes that the Company has qualified and maintains its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Company’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Company’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, the Company may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Company. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRIP will be treated as having received a distribution equal to the total dollar amount of the distribution payable in cash.

It is expected that a significant portion of the Company’s income will consist of ordinary income. For example, interest and OID derived by the Company will constitute ordinary income. In addition, gain derived by the Company from the disposition of debt securities with “market discount” (generally, securities purchased by the Company at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Company makes an election to accrue market discount on a current basis. In addition, certain of the Company’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions by the Company to its Shareholders.

Distributions made by the Company to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Company. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Company’s investment strategy, it is not expected that a significant portion of the distributions made by the Company will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Distributions paid by the Company generally will be treated as received by a Shareholder at the time the distribution is made. However, the Company may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Company makes such an election, the Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month out of earnings and profits from such calendar year and actually paid during January of the following year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the year in which the distribution was declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred shares, the Company intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

A Shareholder generally will recognize capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Federal law requires the Company to report Shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Shares acquired by non-tax exempt Shareholders, including those acquired through our DRIP, will be considered covered securities. The Company has chosen FIFO (first-in, first-out) as its standing (default) tax lot identification method for all Shareholders. A tax lot identification method is the way the Company will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Company’s standing tax lot identification method is the method covered securities will be reported on Form 1099 if a Shareholder does not select a specific tax lot identification method. Shareholders may choose a method different than the Company’s standing method and will be able to do so from the time they are admitted as Shareholders up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Company is not responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Company is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Company encourages Shareholders to refer to the appropriate IRS regulations or consult their tax advisor with regard to their personal circumstances and any decisions Shareholders may make with respect to choosing a tax lot identification method.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Company.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding at a rate of 28% on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Taxation of Non-U.S. Shareholders

Whether an investment in the Company is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Company by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Company is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Company is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a non-U.S. Shareholder from a RIC were generally exempt from U.S. federal withholding tax when they (i) are were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) were paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, the Company may designate all, some or none of the Company’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Company’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Company will invest.

A non-U.S. Shareholder whose income from the Company is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Company distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company, including the potential application of the U.S. estate tax.

FATCA

Effective July 1, 2014, under the provisions of the Code known as the Foreign Account Tax Compliance Act, withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the applicable withholding agent determine whether withholding is required.

Alternative Minimum Tax

As with any taxable investment, Shareholders may be subject to the U.S. federal alternative minimum tax on their income (including taxable income from the Company), depending on their individual circumstances.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Company. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company will not be considered to be “plan assets” of any ERISA Plan investing in the Company for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Company or CNL will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Company.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Company through an ERISA Plan.

PLAN OF DISTRIBUTION

General

The Company is offering a maximum of 125,000,000 Shares on a continuous basis at an initial offering price of $[•] per share, reflecting that the Dealer Manager will receive an upfront selling commissions of 2.0% and a dealer manager fee of 2.25% of the gross offering proceeds of shares sold during this time, except as provided below and an annual distribution and shareholder servicing fee of 1.00% of the Company’s NAV. Shares may be purchased at each Weekly Closing.

The Company may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement to sell at a price necessary to ensure that Shares are not sold at a price per share, after deducting applicable sales commissions and dealer manager fees, that is below the Company’s NAV, if the Company’s NAV: (i) declines more than 10% from the NAV as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus.

In addition, if the NAV were to decline below 97.5% of the public offering price, net of sales load, for ten continuous business days (for this purpose, any day on which the principal stock markets in the United States are open for business), then, unless and until the Board determines otherwise, the Company will voluntarily suspend selling Shares in this offering until the NAV is greater than 97.5% of the public offering price, net of sales load.

Promptly following any such adjustment to the offering price per share, the Company will post the updated information on its website at [•].

The Dealer Manager is CNL Securities Corp. The Dealer Manager is a member of FINRA and SIPC. The Dealer Manager will act as a distributor of the Shares offered by this prospectus. The Dealer Manager is headquartered at 450 S. Orange Avenue, Orlando Florida.

The Shares are being offered on a “best efforts” basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the Shares and it has no firm commitment or obligation to purchase any of the Shares. The Company intends that the Shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the Participating Broker-Dealers intend to act as market-makers with respect to the Shares. This prospectus also relates to the Shares that the Company will offer under the distribution reinvestment plan. See “Distribution Reinvestment Plan.”

In addition, the Company expects to conduct a private placement of Shares to certain members of the Board and individuals and entities affiliated with the Company, CNL and the Sub-Adviser. The Sub-Adviser has committed $10,000,000 to the Company through a purchase of Shares in a private placement.

The Company intends that the Shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the Participating Broker-Dealers intend to act as market-makers with respect to the Shares. This prospectus also relates to the Shares that the Company will offer under the Company’s distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Under applicable SEC rules, generally, an issuer may offer and sell securities in a continuous offering, like this offering, only until the third anniversary of the initial effective date of the registration statement under which the securities are being offered and sold. However, if, in accordance with SEC rules, a new registration statement is filed by the issuer before the end of that three-year period, then the continuous offering of securities covered by the prior registration statement (provided such continuous offering had commenced within three years of the initial effective date) may continue until the effective date of the new registration statement, if so permitted under the new registration statement. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

Shares may also be sold by the Company’s officers and trustees, without receiving any selling commission or dealer manager fees, in those states where they are licensed to do so or are exempt from licensing. All offers and sales of Shares by the Company’s officers and trustees will be made under the safe harbor from broker-dealer registration provided by SEC Rule 3a4-1.

Compensation of the Dealer Manager and Participating Broker-Dealers

The Dealer Manager may engage unrelated, third-party Participating Broker-Dealers in connection with the offering of Shares. As used in this prospectus, the term “Participating Broker-Dealers” includes the Dealer Manager, other members of FINRA, and entities exempt from broker-dealer registration. In connection with the sale of Shares by Participating Broker-Dealers, the Dealer Manager may reallow to such Participating Broker-Dealers all or any portion of the selling commissions and dealer manager fees.

Subject to certain reductions described below, the Dealer Manager will receive an upfront selling commission, a dealer manager fee and an annual distribution and shareholder servicing fee in connection with the Shares sold in the offering. The Dealer Manager will receive an up-front selling commission of 2.0% of the public offering price. It is anticipated that substantially all of the up-front selling commission will be reallowed by the Dealer Manager to Participating Broker-Dealers.

The Dealer Manager will also receive a dealer manager fee of up to 2.25% of the public offering price. The term “dealer manager fee” refers to a portion of the sales load available to Participating Broker-Dealers for assistance in selling and marketing the Shares. The Dealer Manager may reallow all or a portion of the dealer manager fee for each Share sold by a participating broker, provided that the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the Dealer Manager’s marketing team;

•	To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote the Company and this offering;

•	To answer investors’ inquiries concerning quarterly statements, valuations, distribution rates, tax information, annual reports, reinvestment and redemption rights and procedures, and the Company’s financial status;

•	To assist investors with reinvestments and redemptions;

•	To maintain the technology necessary to adequately service investors as otherwise associated with the offering;

•	To provide other services as requested by investors from time to time; or

•	The estimated volume of sales to be made by a Participating Broker-Dealer.

Additionally, the Dealer Manager will receive an annual distribution and shareholder servicing fee of 1.0% of the Company’s NAV. The annual distribution and shareholder servicing fees will accrue daily and be paid quarterly from distributions received from the Company. The Company will cease paying the annual distribution and shareholder servicing fee in the event of a Liquidity Event. The Dealer Manager may reallow to Participating Broker-Dealers all or a portion of annual distribution and shareholder servicing fees attributable to such Participating Broker-Dealer offering of Shares. If applicable, the Dealer Manager may reallow all or a portion of annual distribution and shareholder servicing fees to a subsequent Participating Broker-Dealer so long as the subsequent broker-dealer is acting as broker-dealer of record of the Shares and has executed a participating broker agreement with the Dealer Manager.

See “Special Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. Selling commissions and dealer manager fees will not be paid in connection with the purchase of Shares pursuant to the DRIP. The Company will also reimburse the Dealer Manager for reasonable out-of-pocket due diligence expenses that are incurred by the Dealer Manager and/or Participating Broker-Dealers, provided that such expenses are detailed on itemized invoices.

In addition, the Company and, to a lesser extent, its affiliates may reimburse the Dealer Manager and their associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by the Company to the Dealer Manager may be paid by the Dealer Manager to any participating brokers. The Company may also reimburse the participating brokers for certain expenses incurred in connection with this offering. Expenses that the Company may pay to participating brokers, or those expenses the Dealer Manager reallows to participating brokers, include reimbursements for costs and expenses related to investor and broker/dealer sales and training meetings, broker/dealer bona fide training and education meetings for such meetings conducted by the Company, the Dealer Manager or participating brokers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

[The Company may provide permissible forms of non-cash compensation to registered representatives of our Dealer Manager and the Participating Broker-Dealers, the value of which may not exceed an aggregate of $100 per sales person, per year. In the event incentives are provided to registered representatives of the Dealer Manager or the Participating Broker-Dealers, those incentives will be paid only in cash, and such payments will be made only to the Managing Dealer, not to participating broker-dealers or to their registered representatives.] Sales incentive programs offered to the Managing Dealer or to Participating Broker-Dealers must first have been submitted for review by FINRA and must comply with Rule 5110. Costs incurred in connection with such sales incentive programs, if any, will be considered underwriting compensation. The expense reimbursements and the permissible forms of non-cash compensation described in this paragraph will be paid from the selling commissions and/or the marketing support fees that are paid in this offering.

To the extent permitted under applicable law and the Company’s declaration of trust, the Company has agreed to indemnify the Dealer Manager, Participating Broker-Dealers, and selected registered investment advisers against certain liabilities arising under the Securities Act and liabilities arising from breaches of the Company’s representations and warranties contained in the Dealer Manager Agreement. The broker-dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Company’s behalf, and the Company cannot assure investors that any Shares will be sold.

The Dealer Manager and/or Participating Broker-Dealers are required to deliver a copy of the prospectus to each potential investor. The Dealer Manager and/or Participating Broker-Dealers may make this prospectus, the subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the potential investors as an alternative to paper copies when possible. As a result, if the Dealer Manager or a Participating Broker-Dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the Dealer Manager or a Participating Broker-Dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the Dealer Manager or the Participating Broker-Dealer.

Share Distribution Channels

The Company expects the Dealer Manager to use multiple distribution channels to sell Shares. These channels may have different selling commissions, and consequently, a different purchase price for the Shares. The Dealer Manager is expected to engage Participating Broker-Dealers in connection with the sale of the Shares of this offering in accordance with participating broker agreements. No Participating Broker-Dealers had entered into a participating broker agreement related to this offering prior to the effective date of the registration statement. Except as otherwise described, selling commissions and dealer manager fees will be paid by the Company to the Dealer Manager in connection with such sales.

The Company may pay reduced selling commissions to the Dealer Manager in connection with the sale of Shares to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating brokers that no selling commissions will be payable with respect to the purchase of their Shares: (1) if the investor has engaged the services of a registered investment adviser or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to the Company will not be affected by reducing the selling commissions payable in connection with such transaction. Neither the Dealer Manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor to induce such investment adviser or bank trust department to advise favorably for an investment in Shares. See “— Special Discounts.”

The Company also expects to deliver Shares through independent investment advisers (affiliated and unaffiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, the Company or the Dealer Manager may sell Shares directly to certain institutional investors or institutional accounts as defined by FINRA Rule 4512(c) in negotiated transactions in which the Company will determine the per share price through negotiations with these institutional investors. In the event of a sale to an institutional investor, the Company will supplement this prospectus to include the negotiated price per share, the amount of Shares sold in the sale, and a statement that the same price will be made available to other similar investors purchasing the same volume of securities.

Special Discounts

The Company may waive or reduce certain fees and expenses in connection with the sale of its Shares that will represent a discount to the price at which the Company’s securities are offered to the public. However, the amount of net proceeds to the Company is not expected to be affected by these discounts.

The Company’s executive officers and trustees, officers and persons associated with the Investment Advisers, their affiliates, registered principals or representatives of the Dealer Manager or a participating broker, the immediate family members of any of the foregoing (including spouses, parents, grandparents, children, siblings and any such person who is related by marriage such that this includes “step-” and “-in law” relations as well as such persons so related by adoption), other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. The Company expects that a limited number of Shares will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in the Company’s declaration of trust, there is no limit on the number of Shares that may be sold to such persons.

In addition, the selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, distribution reinvestment plan sales, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries, sales to the Company’s affiliates, sales to employees of selected Participating Broker-Dealers, sales made by certain selected participating brokers at the discretion of the Dealer Manager, sales in wrap accounts managed by participating brokers or their affiliates, and sales in managed accounts that are managed by participating brokers or their affiliates. The Company may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived.

The Company may also sell Shares at a discount to the public offering price in the event that the investor:

•	pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a “wrap fee,” except that, with regard to certain participating broker arrangements, if the wrap fee arrangement is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, then the investor may pay both selling commissions and dealer manager fees;

•	has engaged the services of a certain registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor);

•	purchases Shares through Participating Broker-Dealers that have alternative fee arrangements with their clients or through certain registered investment advisers;

•	is a closed-end investment company, private equity fund, or other unregistered wealth management fund; or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases Shares through one of these channels in this offering, the Company will sell the Shares at a negotiated discount of [—]%, [[—]%, [—]%, or [—]% from the public offering price, reflecting that selling commissions, and in some cases a portion of the dealer manager fee, will not be paid in connection with such purchases. The Company expects to receive the same net proceeds per share for sales of Shares through these channels. Neither the Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in the Company.

[The Company is also offering volume discounts to investors who purchase more than $[—] of Shares through the same Participating Broker-Dealer in the offering. The net proceeds per share to the Company from a sale eligible for a volume discount will be the same, but the selling commissions payable to the Participating Broker-Dealer will be reduced. The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of the Shares; the dealer manager fee of 2.25% will still be applied at all volume levels.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Share in Volume			Reduced Selling Commission Rate (2)		Dealer Manager Fee (2)		Effective Sales Load (3)
Discount Range (1)
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%
$[—] – $[—]	$	[	—]	[	—]%	[	—]%	[	—]%

(1)	Discounts will be adjusted appropriately for changes in the public offering price.
(2)	Reduced selling commission rate and dealer manager fee are applied against the maximum public offering price. (e.g. $[—] per share times 6%, etc.).
(3)	Effective sales load is expressed as a percentage of the discounted purchase price.

To qualify for a volume discount in connection with multiple purchases of Shares an investor must use the same Participating Broker-Dealer for each purchase and must mark the “Additional Investment” space on the subscription agreement. The Company is not responsible for failing to combine purchases if an investor fails to mark the “Additional Investment” space. Once an investor qualifies for a volume discount, he or she will be eligible to receive the benefit of such discount for subsequent purchases of Shares in the offering through the same Participating Broker-Dealer. To the extent requested in writing by an investor as described above, the Company’s volume discount is cumulative. To the extent an investor’s cumulative purchases qualify for a volume discount, such investor’s purchases will qualify for a volume discount equal to: (i) the volume discount for the applicable purchase or (ii) to the extent the subsequent purchase, when aggregated with the prior purchase(s), qualifies for a greater volume discount, the volume discount for such aggregated purchases.]

To the extent purchased through the same Participating Broker-Dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual and his or her spouse who purchased Shares for their account without the need to share the same tax ID number;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all pensions, trusts, or other funds maintained by a given bank.

In the event that a person wishes to have his or her order combined with orders made by others for the purposes of being treated as a “single purchaser,” that person must request such treatment in writing at the time of subscription, setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to verification that the orders to be combined may be treated as purchases made by a single purchaser. If the subscription agreements for the combined orders of persons wishing to be treated as a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts of each order. If the subscription agreements are not submitted at the same time, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only Shares purchased in this offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through the DRIP will not be eligible for a volume discount nor will such Shares count toward the threshold limits listed above that qualify investors for the different volume discount levels.

Other Discounts

Notwithstanding the above, the Dealer Manager may, in its sole discretion, enter into an agreement with a Participating Broker-Dealer whereby such Participating Broker-Dealer may aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions, provided that any such aggregate group of subscriptions must be received from such Participating Broker-Dealer. Additionally, the Dealer Manager may, in its sole discretion, aggregate subscriptions as part of a combined order for the purpose of offering investors reduced aggregate selling commissions, provided that any such aggregate group of subscriptions must be received from the Dealer Manager. Any reduction in selling commissions would be prorated among the separate subscribers.

SUITABILITY STANDARDS

An investment in the Company involves a considerable amount of risk. A Shareholder may lose money. Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for Shareholders to sell Shares. As a result, the Company has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $[—] and an annual gross income of at least $[—], or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $[—]. The Company’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Company based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of CNL and the Sub-Adviser and (e) the tax consequences of the investment.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in the Shares, the Company’s investment objective and the relative illiquidity of the Shares, Shares are an appropriate investment for prospective investors. CSC and the Participating Broker-Dealers selling Shares on the Company’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective Shareholder based on information provided by the prospective Shareholder regarding the prospective Shareholder’s financial situation and investment objectives. Each Participating Broker-Dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective Shareholder.

In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

DISTRIBUTIONS

Subject to the Board’s discretion and applicable legal restrictions, the Company intends to authorize and declare Ordinary Distributions on either a weekly, semi-monthly or monthly basis and pay such Ordinary Distributions on either a monthly or quarterly basis. The Company’s first distribution is expected to occur no later than [—]. Ordinary Distributions are expected to consist of all or a portion of the Company’s Available Operating Funds.

Subject to the Board’s discretion and applicable legal restrictions, the Company from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

The Company expects that for a period of time following commencement of this offering, which time period may be significant, substantial portions of Ordinary Distributions may be funded through the reimbursement of certain expenses by [—] and its affiliates, including through the waiver by CNL of certain investment advisory fees payable by the Company, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of any Ordinary Distributions will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on the Company’s investment performance and can only be sustained if the Company achieves positive investment performance in future periods and/or [—] continues to make such reimbursements or waivers of such fees. The Company’s future repayment of amounts reimbursed by [—] will reduce the distributions that Shareholders would otherwise receive in the future. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that it will be able to pay distributions at a specific rate or at all. [—] and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Company Expenses—Expense Reimbursement Agreements.”

Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to Shareholders subject to IRS tax reporting. Ordinary Distributions may exceed the Company’s earnings, especially during the period before the Company has substantially invested the proceeds from this offering. As a result, a portion of the Company’s distributions may constitute a return of capital to Shareholders and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Company’s investment activities. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

To qualify for and maintain RIC tax treatment, the Company must distribute on a timely basis with respect to each taxable year an amount at least equal to the sum of 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In order to avoid certain excise taxes imposed on RICs, the Company must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Company paid no federal income tax. The Company can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Company issues senior securities, the Company will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Company’s borrowings.

Distribution Reinvestment Plan

The Company has adopted an “opt in” DRIP pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified in the DRIP. If a Shareholder does not elect to participate in the DRIP, the Shareholder will automatically receive any distributions the Company declares in cash. For example, if the Board authorizes, and the Company declares, a cash distribution, then if a Shareholder has “opted in” to the DRIP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Company expects to issue Shares pursuant to the DRIP on the date of the Weekly Closing immediately following each distribution payment date at a price equal to the Company’s NAV that is used to determine the offering price of the Shares on the date of such Weekly Closing. Shares issued pursuant to the DRIP will have the same voting rights as Shares offered pursuant to this prospectus.

If a Shareholder wishes to receive their distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have their entire distribution reinvested in Shares by notifying the DRIP Administrator in writing so that such notice is received by the DRIP Administrator no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest their distributions in additional Shares, the DRIP Administrator will set up an account for Shares acquired through the DRIP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a Shareholder may “opt in” to the DRIP by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued Shares to implement the DRIP. The number of Shares the Company will issue to a Shareholder is determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to the NAV on the date of the Weekly Closing immediately following the distribution payment date.

[There are no upfront selling commissions or dealer manager fees to a Shareholder for participating in the DRIP. The Company pays the DRIP Administrator’s fees under the DRIP.]

If a Shareholder receives their cash distributions in the form of Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive their distributions in cash. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.

The Company reserves the right to amend, suspend or terminate the DRIP. A Shareholder may terminate their account under the DRIP by calling the DRIP Administrator at [—]. All correspondence concerning the DRIP should be directed to the DRIP Administrator by mail at [—] or by telephone at [—]. A Shareholder may obtain a copy of the DRIP by request to the DRIP Administrator or by contacting the Company.

FISCAL YEAR; REPORTS

The Company’s fiscal year will end on [•]. The Company’s tax year will end on [•]. As soon as practicable after the end of each calendar year, the Company will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Company to Shareholders subject to IRS tax reporting. In addition, the Company will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY NOTICE

The Company collects nonpublic personal information about Shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of Shareholders that is derived using such information. For example, it includes a Shareholder’s address, social security number, account balance, income, investment activity, and bank account information. The Company collects this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about the Company;

•	transaction history of a shareholder’s account; and

•	service providers.

The Company will not disclose nonpublic personal information about a Shareholder or Shareholder account(s) to anyone without the Shareholder’s consent other than to:

•	The Company’s service providers, including Investment Advisers, as necessary for the servicing of an account. The service providers in turn have an obligation to protect the confidentiality of a Shareholder’s personal information.

•	Government officials or other persons unaffiliated with the Company, to the extent required by federal or Delaware law or the Company’s declaration of trust, including in accordance with subpoenas, court orders, and requests from government regulators.

If a Shareholder decides to close his or her account(s), the Company will adhere to the practices described in this notice.

If a Shareholder invests in Shares through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of the financial intermediary will govern how nonpublic personal information will be shared with other parties.

The Company maintains physical, electronic, and procedural safeguards to protect Shareholders’ nonpublic personal information.

INQUIRIES

For More Information:

Contacting us: You can request free copies of this prospectus and discuss your questions about us by contacting us at:

CNL Energy Total Return Fund

450 S. Orange Avenue

Orlando, FL 32801

866-650-0650

For questions about our investment management, please contact:

CNL Energy Fund Advisors, LLC

450 S. Orange Avenue

Orlando, FL 32801

866-745-3797

Securities and Exchange Commission Information: You can also review our filings and the prospectus on the SEC’s website at www.sec.gov/edgar/searchedgar/companysearch.html or at the Public Reference Room of the SEC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

E-mail address: publicinfo@sec.gov

SEC File No. 333-[•]

Dealer Manager: CNL Securities Corp., member FINRA/SIPC

2

FINANCIAL STATEMENTS

[To be filed by subsequent amendment.]

F-1

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 125,000,000 Common Shares

CNL Energy Total Return Fund

PRELIMINARY PROSPECTUS

[            ], 2015

The information in this Statement of Additional Information is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated February 27, 2015

Maximum Offering of 125,000,000 Common Shares

CNL Energy Total Return Fund

Statement of Additional Information

[            ], 2015

CNL Energy Total Return Fund (the “Company”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s investment objective is to seek current income and long-term capital appreciation. There can be no assurance that the Company will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Company, at [—], by calling the Company collect at [—] or by accessing the Company’s website at www.[—].com. The information contained in the Prospectus, and other information about the Company, is also available on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Company may purchase “assignments” from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Company also may invest in “participations.” Participations by the Company in a Loan Investor’s portion of a Senior Loan typically will result in the Company having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Company may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing participations, the Company generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any Company acquired by other Loan Investors through set-off against the borrower and the Company may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Company will assume the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the Company may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Company with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Company bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates.

In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Company may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Company buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Company may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Company may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Company may include covenant waiver fees, covenant modification fees or other amendment fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain Company fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Company will generally rely upon the Agent or an intermediate participant to receive and forward to the Company its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Company has direct recourse against the borrower, the Company will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and Companying the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Company will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Company and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Company were determined to be subject to the claims of the Agent’s general creditors, the Company might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Company derives interest income will be reduced. However, the Company may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

From time to time, the Investment Advisers and their affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Company or may be intermediate participants with respect to Senior Loans in which the Company owns interests. Such banks may also act as Agents for Senior Loans held by the Company.

The Company may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Company may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Company will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Company may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of the Company’s security interest in loan collateral. If the Company’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Company would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.

The Company may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Company’s purchase of a Senior Loan. The Company may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Investment Advisers, may enhance the value of a Senior Loan or would otherwise be consistent with the Company’s investment policies.

Subordinated Loans

The Company may invest in subordinated loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or in lien priority to first lien holders. Accordingly, the risks associated with subordinated loans are higher than the risk of loans with first priority over the collateral. In the event of default on a subordinated loans, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Company.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans. Because subordinated loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other below investment grade securities.

Bank Loans and Participations

The Company’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Company to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Company takes on the credit risk of the agent bank rather than the actual borrower.

The Company may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Company would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Company generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Company may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Company may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Company will assume the credit risk of both the obligor and the institution selling the participation to the Company. As a result, concentrations of participations from any one selling institution subject the Company to an additional degree of risk with respect to defaults by such selling institution.

Debt Instruments

The Company may invest in debt instruments, such as high-yield corporate debt securities, or bonds, or U.S. government securities. Corporate bonds and other debt instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “underwriter”) for a group of investors (“Bond Investors”). The underwriter typically administers and enforces the debt instrument on behalf of the other Bond Investors. In addition, in secured debt instrument offerings, an institution, typically but not always a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”), holds any collateral on behalf of the Bond Investors. The Company may purchase assignments of debt instruments either directly from the underwriter of from a Bond Investor.

An issuer of debt instruments must typically comply with the terms contained in a note purchase agreement between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements. The underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

Debt instruments are generally subject to many of the same risks that affect Senior Loans and subordinated loans. However, holders of bonds would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure and thus have a lower priority in payment than lenders.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Company invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Company cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy or other insolvency proceedings, the Company may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Company could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Company’s investment, with the Company having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to the Company may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Company.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Distressed Investments

The Company may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving these types of investments, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Company of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Company may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Company may invest, there is a potential risk of loss by the Company of its entire investment in such companies.

Debtor-in-Possession (“DIP”) Loans

The Company may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Company does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Company may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Company should be equitably subordinated.

Restricted and Illiquid Securities

The Company may not be able to readily dispose of illiquid securities at prices that approximate those at which the Company could sell such securities if they were more widely traded and, as a result of such illiquidity, the Company may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Company may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act,” and such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Company pursuant to Rule 144A under the Securities Act, the Company intends to treat such securities as liquid securities in accordance with procedures approved by the board of trustees of the Company (the “Board”). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board will direct the Investment Advisers to monitor carefully the Company’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Company’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Company may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Company may invest in equity securities, including preferred stock, convertible securities and depositary receipts.

Preferred Stock. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions. Generally, common stock does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s public offering.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depositary Receipts. The Company may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of securities issued by non-U.S. issuers.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Company may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases, a lack of liquidity. The Investment Advisers will monitor developments and seek to manage the Company’s portfolio in a manner consistent with achieving the Company’s investment objective, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Company may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Company purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Company during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Company to invest temporarily available cash. The Company may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Company may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Company is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Company is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Company could incur a loss of both principal and interest. The Investment Advisers will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisers will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Company. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Company to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary market for such notes. However, they are redeemable by the Company at any time. The Investment Advisers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Company’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Portfolio Strategies

[Short Sales

The Company may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Company sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Company may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Company makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Company may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Company’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Company may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Company on such security, the Company may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Company may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Company may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Company may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Company may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Company.

Until the Company replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Company’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Company’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Company may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Company must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Company’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Company may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.]

Collateralized Debt Obligations

The Company may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Company invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Company as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Company is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Company could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Dollar Rolls

The Company may enter into “dollar rolls” in which the Company sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Company loses the right to receive principal and interest paid on the securities sold. However, the Company would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Company. The Company will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Company treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Company does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Company sells the security becomes insolvent, the Company’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Company is required to repurchase may be worth less than an instrument which the Company originally held. Successful use of dollar rolls will depend upon the Investment Advisers’ ability to manage the Company’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Company compared with what such performance would have been without the use of dollar rolls.

Derivatives

General Limitations on Derivative Transactions. [The Company has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Company’s operations. Therefore, neither the Company nor, the Investment Advisers (with respect to the Company) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Company becomes subject to these requirements, the Company may incur additional compliance and other expenses.]

The Company’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company for U.S. federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Advisers are required to register as a CPO, the disclosure and operations of the Company would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Company will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Company’s records in the amount prescribed. Securities segregated on the Company’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Company may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date. The Company may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Company to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Company so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Company in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Company.

Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Company is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Company may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Company’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Company will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Company must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Company will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Company is not able to enter into an offsetting transaction, the Company will continue to be required to maintain the margin deposits on the futures contract and the Company may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Company can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Company seeks to close out a futures contract position. The Company would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Company’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Company in order to initiate futures trading and to maintain the Company’s open positions in futures contracts. A margin deposit is intended to ensure the Company’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Company. In computing daily NAV, the Company will mark to market the current value of its open futures contracts. The Company expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Company would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Company from achieving the intended hedge or expose the Company to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Company from liquidating a position in security futures contracts in a timely manner, which could expose the Company to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Company may enter into swap agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually a rate interest. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Company seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Company’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Company’s custodian bank.

The Company may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. The Company may enter into credit default swap agreements either as a buyer or a seller. The Company may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Company may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, the Company effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Company is subject to investment exposure on the notional amount of the swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Company will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

The Company may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Company will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Company. There is always a risk that the securities may not be delivered and that the Company may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Company as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Company to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Company is fully invested may result in greater potential fluctuation in the value of the Company’s net assets and its NAV.

The risks and effect of settlements in the ordinary course on the Company’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Company’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Company’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Company disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Company during the period from the Commitment Date to the Settlement Date. On the other hand, the Company may incur a gain if the Company invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Company is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Zero Coupon and Payment-In-Kind Bonds.

The Company may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Company with an agreement by the Company to repurchase the securities at an agreed upon price, date and interest payment. At the time the Company enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Company establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Company; however, under certain circumstances in which the Company does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Company’s limitation on borrowings. The use by the Company of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Company has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Company in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Company’s obligation to repurchase the securities, and the Company’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Company would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Company’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisers, presents minimal credit risk. The risk to the Company is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Company might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Company may be delayed or limited. The Investment Advisers will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisers will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

[Other Investment Companies

The Company may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Company from the SEC. These securities include shares of other closed-end funds, open-end investment companies (i.e., mutual funds) and ETFs. As a stockholder in an investment company, the Company will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Company’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.]

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Company and may not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Company’s voting securities present at a meeting at which more than 50% of the Company’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Company’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Company may not:

(1)	Issue senior securities or borrow money, except the Company may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time. The Company does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

(2)	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

(3)	Invest in any security if, as a result, 25% or more of the value of the Company’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except that the Company will invest more than 25% of its Managed Assets in securities of energy companies.

(4)	Purchase or sell real estate, except that the Company may (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Company as a result of the ownership of securities and/or other instruments.

(5)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Company from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

(6)	Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Company may invest, or which the Company may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.

Fundamental Investment Restriction (1)

Under the 1940 Act, the Company may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Types of Investments and Related Risks—Risks Relating to Investment Strategies and Investments—Leverage Risk” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Company may only make loans if expressly permitted to do so by its investment policies, and the Company may not make loans to persons who control or are under common control with the Company. Thus, the 1940 Act effectively prohibits the Company from making loans to certain persons when conflicts of interest or undue influence are most likely present. However, the Company may make other loans which, if made, would expose Shareholders to additional risks, such as the failure of the other party to repay the loan. The Company retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the total assets of the Company.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Company covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Company and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Company (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

The Company does not anticipate issuing any class of senior security that is a share of beneficial interest. Under the 1940 Act, the issuance of any other type of senior security by the Company is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (3)

This fundamental investment limitation does not apply to (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), (b) securities of other investment companies or (c) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time.

In the case of investments in loan participations between the Company and a bank or other lending institution participating out the loan, the Company will treat both the lending bank or other lending institution and the borrower as “issuers.” An investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The fundamental investment limitations set forth above restrict the ability of the Company to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders will be required or sought.

MANAGEMENT OF THE COMPANY

Board of Trustees

The Company’s business is managed under the direction of the Board. The responsibilities of the Board include the oversight of our investment activities, [quarterly valuations of the Company’s NAV] and corporate governance activities. The Board currently has an [independent trustee committee, an audit committee and a nominating and governance committee], and it may establish additional committees from time to time as necessary to fulfill its obligations. The Board consists of [—] members, [—] of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either the Company or the Investment Advisers. In this Statement of Additional, the Company refers to the trustees that are not “interested persons” as our independent trustees.

Information regarding the Board is set forth below. Unless otherwise noted, the address for each trustee is c/o [—].

Name and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(2)
Interested Trustees*
[To come.]

Independent Trustees
[To come.]

*	These persons are considered to be “Interested Trustees” because they hold positions with an Investment Adviser or its affiliates.
(1)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Experience, Qualifications and Attributes

The Board believes that each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; and as to each trustee other than [—] and [—], their status as not being considered an “interested person” (as defined in the 1940 Act) of the Company. References to the experience, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

[Biographical information to come.]

Compensation of Trustees

[The independent trustees are entitled to receive an annual cash retainer of $[—]. [The independent trustees also receive $[—]. for each regular Board meeting attended, $[—] for each committee meeting held during any regular Board meeting and any telephonic meeting of the Board or a committee of the Board, $[—] for each audit committee meeting and $[—] for each Level 3 valuation meeting.] The chairman of the each committee received compensation for his services as chair of the committee in the amount of $[—]. There are no pensions or retirement benefits to the independent trustees at this time.

It is estimated that the trustees will receive the amounts set forth in the following table from the Company for its initial fiscal year ending [—].

Name of Trustee	Aggregate Compensation for the Company	Total Compensation from the Company and Fund Complex Paid to Trustees
Interested Trustees

[To come.]	None	[—]

Independent Trustees

[To come.]	None	[—]

Board Committees

In addition to serving on the Board, the independent trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

[Independent Trustee Committee. The independent trustee committee consists of all of the Company’s independent trustees. [—] currently serves as chairman of the independent trustee committee. The independent trustee committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including without limitation, the Investment Advisers. The independent trustee committee is responsible for assessing the flow of information between the Company’s management and the Board and overseeing the annual approval process of the Investment Advisory Agreement, the Administrative Services Agreement and the Sub-Advisory Agreement. The independent trustee committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. Time is allotted at each quarterly meeting of the Board for the independent trustee to meet and discuss any issues that they deem necessary or appropriate. The independent trustee may also choose to meet in executive session outside the presence of the interested trustees during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Audit Committee. The audit committee consists of all of Company’s independent trustees, each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. [—] serves as chairman of the audit committee. The Board has determined that [—] is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on the Company’s website: www.[—].com. The audit committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting.

Nominating and Governance Committee. The nominating and governance committee consists of all of the Company’s independent trustees. [—] serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on the Company’s website: www.[—].com. The nominating and governance committee is responsible for selecting, researching, and nominating trustees for election, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management.

Board Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Investment Advisers and officers. The role of the Board, and of any individual trustee, is one of oversight, including overseeing the management of the Company’s day-to-day affairs.

Under the Company’s bylaws, the Board may designate one of the trustees as chair to preside over meetings of the Board, and to perform such other duties as may be assigned to him or her by the Board. Presently, [—] serves as chief executive officer and chairman of the Board and is an “interested person” by virtue of being the Company’s chief executive officer and his professional association with [—]. The Board believes that it is in the best interests of Shareholders for [—] to serve as both chief executive officer and chairman of the Board because of his significant experience in matters of relevance to the Company’s business. [—]’s combined role as chief executive officer and chairman of the Board creates a firm link between management and the Board and provides unified leadership for carrying out the Company’s strategic initiatives and business plans. The Board has determined that the compositions of the audit committee, nominating and governance committee and the independent trustee committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person and officer of the Company. The Company believes that the Board’s flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its Shareholders.

All of the independent trustees play an active role on the Board. The independent trustees compose a majority of the Board closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each independent trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its Shareholders. The independent trustees meet separately (i) as part of each regular Board meeting and (ii) with the Company’s chief compliance officer, as part of at least one Board meeting each year. The independent trustee committee may hold additional meetings at the request of the lead independent trustee or another independent trustee.

The Board believes that a leadership structure — chair of the Board who is also the Company’s chief executive officer, but separate from the committees led by independent trustees — provides an optimal structure for the Company at this time. The Board believes this structure is appropriate for a company of the Company’s size and complexity because combining the roles of the chief executive officer and chairman of the Board (1) enhances the alignment between the board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for consideration of important matters the Board may need to address. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Company. The Board could in the future decide not to combine the chairman of the Board and chief executive officer positions if it believes that doing so would serve the best interests of the Company and its shareholders.]

Board Role in Risk Oversight

The Board oversees the Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees receive reports on the Investment Advisers’ activities, including reports regarding the Company’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Company’s chief compliance officer, who reports on the Company’s compliance with the federal and state securities laws and the Company’s internal compliance policies and procedures as well as those of the Investment Advisers and Transfer Agent. The audit committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Investment Advisers to receive reports regarding the Company’s operations, including reports on certain investment and operational risks, and the independent trustees are encouraged to communicate directly with senior members of the Company’s management.

The Board believes that this role in risk oversight is appropriate. The Company believes that it has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Investment Advisers and the Company’s other service providers.]

Trustee Beneficial Ownership of Company Shares

The following table shows the dollar range of equity securities owned by the trustees in the Company and in other investment companies overseen by the trustees within the same family of investment companies as of [—]. Investment companies are considered to be in the same Fund Complex if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Company*	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Investment Companies
Interested Trustees

[To come.]	None	[—]

Independent Trustees

[To come.]	None	[—]

*	As of [—], none of the trustees owned shares of the Company because the Company had not yet begun investment operations.

Officers of the Company

The Officers of the Company, their age, their addresses, positions with the Company and principal occupations during the past five years are set forth below:

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
[To come.]

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual trustees) and by sending the communication to either the Company’s office or directly to such trustee(s) at the address specified for such trustee above. Other shareholder communications received by the Company not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns more than 25% of the voting securities of a company. [The Investment Advisers or their affiliates] will provide the initial capitalization of the Company and therefore will be deemed to be a control person because they will be the sole shareholders of the Company at that time. However, it is anticipated that the Investment Advisers will no longer be control persons of the Company by the time the offering is completed.

Codes of Ethics

The Company, CNL and the Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are attached as exhibits to the registration statement of which this Statement of Additional Information is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Adviser

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. CNL is a Florida corporation that has been continuously registered as an investment adviser since June 19, 1991. CNL’s principal business address is 450 South Orange Ave., Orlando, Florida 32801. For more information regarding CNL, see “The Advisers—About CNL” in the Prospectus. For more information on the services provided by CNL to the Company, see “Management of the Company” in the Prospectus.

[The Investment Advisory Agreement will be in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Company entitled to vote and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon [120] days’ notice to the Company.]

The Sub-Adviser

[Information to be provided by subsequent amendment.]

[The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser upon [120] days’ notice and may be terminated, without the payment of penalty, by CNL upon [60] days’ notice if the Company’s Board or holders of a majority of the Shares so direct.]

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [—]: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
[ ]
Registered Investment Companies	[—]	[—]	[—]	[—]
Pooled Investment Vehicles Other Than Registered Investment Companies	[—]	[—]	[—]	[—]
Other Accounts	[—]	[—]	[—]	[—]

[ ]
Registered Investment Companies	[—]	[—]	[—]	[—]
Pooled Investment Vehicles Other Than Registered Investment Companies	[—]	[—]	[—]	[—]
Other Accounts	[—]	[—]	[—]	[—]

Compensation of Portfolio Managers

[Compensation for portfolio managers of the Investment Advisers is comprised of a base salary and discretionary variable compensation.] [Additional information to come.]

Securities Ownership of Portfolio Managers

The Company is a newly organized investment company. [Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Company.]

Potential Conflicts of Interest

CNL, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Company, including, but not limited to, the following:

•	The investment committee members, professionals, employees, directors and other individuals associated with CNL and the Sub-Adviser allocate their time between advising the Company and managing other investment entities and certain business activities in which they may be involved.

•

The Company may compete with certain affiliates and other investment entities managed by the Investment Advisers for the same investors and investment opportunities. CNL and the Sub-Adviser will experience conflicts of interest in connection with the management of the Company’s business affairs including, relating to the allocation of investment opportunities by the Investment

Advisers Advisors and their respective affiliates. To mitigate these conflicts, CNL and the Sub-Adviser will seek to execute such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, and any other factors deemed appropriate.

•	CNL and the Sub-Adviser and their respective affiliates, including officers and some trustees of the Company, may face conflicts of interest caused by compensation arrangements with the Company. Regardless of the quality of the assets acquired by the Company, the services provided to the Company or whether the Company makes distributions to Shareholders, CNL and the Sub-Adviser will receive the management fee in connection with the management of the Company’s portfolio and may receive the incentive fee to the extent the Company’s “pre-incentive fee net investment income” exceeds the hurdle rate. The incentive fee could result in increased risk-taking by the Company.

•	CNL and the Sub-Adviser and their affiliates may provide a broad range of financial services to companies in which the Company invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of CNL and the Sub-Adviser may act as underwriters or placement agents in connection with an offering of securities by one of the companies in which the Company invests. The Investment Advisers may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Company, on the other hand.

•	Because CSC is an affiliate of CNL its due diligence review and investigation of the Company and this prospectus cannot be considered to be an independent review;

•	Because CNL and the Sub-Adviser manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Investment Adviser may receive fees from certain accounts that are higher than the fees received by the Investment Adviser from the Company, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for the Investment Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over the Company. In addition, a conflict of interest exists to the extent an Investment Adviser has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts or when certain accounts are investment options in the Investment Advisor’s employee benefit plans. The Investment Adviser has an incentive to favor these accounts over the Company. The Company’s Board of will monitor these conflicts.

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Company and other clients for which CNL or the Sub-Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Company and such other clients. In addition, there may be a significant divergence in their respective interests in the case of financial distress of a company. As an example, an Investment Adviser may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Company invests, which could harm the Company’s performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

•	In the course of their respective duties, the members, officers, trustees, employees, principals or affiliates of the Investment Advisers may come into possession of material, non-public information. The possession of such information may to the Company’s detriment, limit the ability of an Investment Adviser to buy or sell a security or otherwise to participate in an investment opportunity for the Company. For example, if personnel of an Investment Adviser come into possession of material non-public information with respect to the Company’s investments, such personnel will be restricted by the Investment Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with the Company’s management team, even where the disclosure of such information would be in the Company’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of the Investment Advisers to enter into or exit from potentially profitable investments for the Company which could have an adverse effect on the Company’s results of operations. Accordingly, there can be no assurance that the Company will be able to fully leverage the resources and industry expertise of the Investment Advisers’ other businesses. Additionally, there may be circumstances in which one or more individuals associated with an Investment Adviser will be precluded from providing services to the Company because of certain confidential information available to those individuals or to other parts of the Investment Adviser.

•	CNL and the Sub-Adviser and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Company and/or may involve substantial time and resources of CNL and the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of CNL, the Sub-Adviser and their respective officers and employees will not be devoted exclusively to the business of the Company but will be allocated between the business of the Company and the management of the monies of other advisees of CNL and the Sub-Adviser. Affiliates of the Sub-Adviser engage in investment advisory business with accounts that compete with the Company and have no obligation to make their investment opportunities available to the Company.

•	CNL, the Sub-Adviser and their affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bough for, the Company even though their investment objectives may be similar to that of the Company.

•	CNL and the Sub-Adviser expect to expand the range of services that they provide over time. Subject to certain exceptions, CNL and the Sub-Adviser will not be restricted in the scope of their businesses or in the performance of their services (now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not subject conflicts are described herein.

•	To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of CNL, the Sub-Adviser and any of their respective affiliates, as applicable, CNL, the Sub-Adviser and any of their respective affiliates may determine it appropriate for the Company and one or more other investment accounts managed by CNL, the Sub-Adviser or any of their respective affiliates to participate in an investment opportunity. The Company intends to seek exemptive relief from the SEC to engage in co-investment opportunities with CNL, the Sub-Adviser and their affiliates. However, there can be no assurance that the Company will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating accounts. To mitigate these conflicts, CNL and/or the Sub-Adviser, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Company, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Company’s affiliates, which could include investments in the same company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Company, CNL or the Sub-Adviser, the Company will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Company’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Company may be limited.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Investment Advisers have responsibility for decisions to buy and sell securities and other instruments for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Investment Advisers will be primarily responsible for the placement of the Company’s portfolio business, the policies and practices in this regard are subject to review by the Board.

As most transactions made by the Company are principal transactions at net prices, the Company generally incurs little or no brokerage costs. The portfolio securities in which the Company invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Company may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Company may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

In effecting securities transactions, the Investment Advisers will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Investment Advisers will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Investment Advisers may be able to supplement their research and analysis with the views and information of brokerage firms. The Investment Advisers may also allocate a portion of their brokerage business to firms whose employees participate as brokers in the introduction of investors to the Investment Advisers or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Investment Advisers are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Investment Advisers and other accounts which their affiliates manage (collectively, “Soft Dollar Items”). The Investment Advisers and their affiliates generally use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Company and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Company are intended to fall within the “safe harbor” of Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). As noted above, because most of the Company’s transactions will likely be principal transactions, the Company will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Company may not benefit from any significant amount of Soft Dollar Items.

The Investment Advisers may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Company or the Investment Advisers if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Investment Advisers may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Investment Advisers may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Investment Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Company and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Company. In making such allocations among the Company and other advisory accounts, the main factors considered by the Investment Advisers are the respective sizes of the Company and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment. See “Conflicts of Interest.”

The placing and execution of orders for the Company also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Company and its affiliates (including the Investment Advisers or their affiliates). Certain broker-dealers, through which the Company may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Company or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Company be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Investment Advisers to furnish reports to the trustees and to maintain records in connection with such reviews. In addition, the Company may purchase securities in a placement for which affiliates of the Investment Advisers have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Company will not purchase securities from or sell securities to any affiliate of the Investment Advisers acting as principal. The Investment Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

[The Company has delegated its proxy voting responsibility to the Investment Advisers. The proxy voting policies and procedures of the Investment Advisers are set forth below. The guidelines are reviewed periodically by the Investment Advisers and the independent trustees, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, Investment Advisers have a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Investment Advisers are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Investment Advisers will vote proxies relating to securities in manner that it believes, in its discretion, is in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Investment Advisers will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Investment Advisers are made by its investment professionals who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its legal/compliance department any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties.]

Information regarding how the Investment Advisers voted proxies with respect to the Company’s portfolio securities during the most recent 12-month period ending [—] will be available without charge by making a written request to[—] or by calling the Company collect at [—], or on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Company performs an annual audit of the Company’s financial statements. The Board has engaged [—], located at [—] to serve as the Company independent registered public accounting firm.

LEGAL COUNSEL

Certain legal matters regarding the Shares offered hereby have been passed upon for the Company by Dechert LLP.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Company with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Company and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not commenced operations.

Part B: Statement of Assets and Liabilities as of [        ].

Statement of Operations for the period from February 25, 2015 (date of formation) to [    ].

(2)	Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Declaration of Trust.*
(b)	By-Laws.*
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Distribution Reinvestment Plan.*
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement. *
(g)(2)	Investment Sub-Advisory Agreement. *
(h)(1)	Form of Dealer Manager Agreement. *
(h)(2)	Form of Participating Broker-Dealer Agreement. *
(i)	Not Applicable.
(j)	Form of Custodian Agreement.*
(k)(1)	Form of Administration Services Agreement.*
(k)(2)	Form of Transfer Agency Agreement. *
(k)(3)	Expense Reimbursement Agreement. *
(l)	Opinion and Consent of Dechert LLP.*
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm. *
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Company.*
(r)(2)	Code of Ethics of the Adviser.*
(r)(3)	Code of Ethics of the Sub-Adviser.*
(s)	Powers of Attorney. *

*	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$[—]
Printing	$[—]
Accounting fees and expenses	$[—]
Legal fees and expenses	$[—]
Miscellaneous	$[—]
Total	$[—]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

To be provided by amendment.

ITEM 29	NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: [    ].

ITEM 30.	INDEMNIFICATION

To be provided by amendment.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

To be provided by amendment.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

To be provided by amendment.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

C-2

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando and State of Florida on the 27th day of February, 2015.

CNL ENERGY TOTAL RETURN FUND

/s/ Tracy G. Schmidt
By:	Tracy G. Schmidt
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Tracy G. Schmidt Tracy G. Schmidt	Chief Executive Officer (Principal Executive Officer)	February 27, 2015

/s/ Tammy J. Tipton Tammy J. Tipton	Chief Financial Officer (Principal Financial and Accounting Officer)	February 27, 2015

/s/ Thomas K. Sittema Thomas K. Sittema	Trustee	February 27, 2015

C-4